Registration No. 811-02753
                                                        Registration No. 2-59353
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Post-Effective Amendment No.   55
                                                 ----------
                                                        and/or
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                    Amendment No.   55
                                                 ----------

                        (Check appropriate box or boxes)

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                 Copies To:

Richard M. Goldman, President                    Amy J. Lee, Secretary
SBL Fund                                         SBL Fund
One Security Benefit Place                       One Security Benefit Place
Topeka, KS 66636-0001                            Topeka, KS 66636-0001
(Name and address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

[X]   immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]   on ___, 2008, pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on ___, pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]   on ___, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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                                              [LOGO] SECURITY BENEFIT(SM)
                                                     Security Distributors, Inc.

Prospectus                                 August 18, 2008

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SBL FUND
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                                  o  Series A (Equity Series)

                                  o  Series B (Large Cap Value Series)

                                  o  Series C (Money Market Series)

                                  o  Series D (Global Series)

                                  o  Series E (Diversified Income Series)

                                  o  Series H (Enhanced Index Series)

                                  o  Series J (Mid Cap Growth Series)

                                  o  Series N (Managed Asset Allocation Series)

                                  o  Series O (All Cap Value Series)
                                     (formerly, Series O (Equity Income Series))

                                  o  Series P (High Yield Series)

                                  o  Series Q (Small Cap Value Series)

                                  o  Series V (Mid Cap Value Series)

                                  o  Series X (Small Cap Growth Series)

                                  o  Series Y (Select 25 Series)

                                  o  Series Z (Alpha Opportunity Series)

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.
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SDI 382Z (R8-08)                                                     46-03829-10

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TABLE OF CONTENTS

Series' Investment
Objectives and Strategies ...............................................      1
   Series A (Equity Series) .............................................      3
   Series B (Large Cap Value Series) ....................................      4
   Series C (Money Market Series) .......................................      5
   Series D (Global Series) .............................................      5
   Series E (Diversified Income Series) .................................      6
   Series H (Enhanced Index Series) .....................................      7
   Series J (Mid Cap Growth Series) .....................................      8
   Series N (Managed Asset Allocation Series) ...........................      9
   Series O (All Cap Value Series) ......................................     10
   Series P (High Yield Series) .........................................     10
   Series Q (Small Cap Value Series) ....................................     12
   Series V (Mid Cap Value Series) ......................................     12
   Series X (Small Cap Growth Series) ...................................     13
   Series Y (Select 25 Series) ..........................................     14
   Series Z (Alpha Opportunity Series) ..................................     14

Principal Risks .........................................................     17
   Market Risk ..........................................................     18
   Smaller Companies ....................................................     18
   Value Stocks .........................................................     18
   Growth Stocks ........................................................     18
   Short Sales ..........................................................     18
   Management Risk ......................................................     18
   Foreign Securities ...................................................     18
   Emerging Markets .....................................................     18
   Equity Derivatives ...................................................     19
   Leverage .............................................................     19
   Active Trading .......................................................     19
   Interest Rate Risk ...................................................     19
   Credit Risk ..........................................................     19
   Credit Derivative Transactions .......................................     19
   Prepayment Risk ......................................................     19
   Senior Loans .........................................................     20
   Special Situation Investments/
     Securities in Default ..............................................     21
   Mortgage-Backed Securities ...........................................     21
   Restricted Securities ................................................     21
   High Yield Securities ................................................     21
   Non-Diversification ..................................................     21
   Investment in Investment Companies ...................................     21
   Technology Stocks ....................................................     22
   Overweighting ........................................................     22
   Additional Information ...............................................     22

Portfolio Holdings ......................................................     22

Past Performance ........................................................     22

Fees and Expenses of the Series .........................................     38

Investment Manager ......................................................     39
   Management Fees ......................................................     39
   Portfolio Managers ...................................................     39

Sub-Advisers ............................................................     41
   Portfolio Managers ...................................................     42
   More Information About Portfolio Managers ............................     45

Purchase and Redemption of Shares .......................................     45
   Revenue Sharing Payments .............................................     45
   Market Timing/Short-Term Trading .....................................     45

Distributions and Federal
    Income Tax Considerations ...........................................     46

Determination of Net Asset Value ........................................     47

Investment Policies and
   Management Practices .................................................     47
   Foreign Securities ...................................................     48
   Emerging Markets .....................................................     48
   Smaller Companies ....................................................     48
   Convertible Securities and Warrants ..................................     48
   Asset-Backed Securities ..............................................     48
   Mortgage-Backed Securities ...........................................     49
   Senior Loans .........................................................     49
   Initial Public Offering ..............................................     51
   High Yield Securities ................................................     51
   Hard Asset Securities ................................................     51
   Guaranteed Investment Contracts ("GICs") .............................     51
   Futures and Options ..................................................     51
   Hybrid Instruments ...................................................     52
   Swaps, Caps, Floors and Collars ......................................     52
   Credit Derivative Instruments ........................................     52
   When-Issued Securities and
     Forward Commitment Contracts .......................................     52
   Cash Reserves ........................................................     53
   Shares of Other Investment Vehicles ..................................     53
   Borrowing ............................................................     53
   Securities Lending ...................................................     53
   Portfolio Turnover ...................................................     53
   Structured Investment Vehicles ("SIVs") ..............................     53

General Information .....................................................     53
   Contractowner Inquiries ..............................................     53

Financial Highlights ....................................................     54

Appendix A
   Description of Short-Term Instruments ................................     63
   Description of Commercial Paper Ratings ..............................     63
   Description of Corporate Bond Ratings ................................     63

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Series' Investment Objectives and Strategies

Listed below are the investment objectives and principal investment strategies for each of the Series of the SBL Fund (the "Fund"). Unless expressly designated as "fundamental," all policies and procedures of the Series, including their investment objectives, may be changed by the Fund's Board of Directors at any time without shareholder approval. As with any investment, there can be no guarantee that the Series will achieve their investment objectives.

Series A (Equity Series)

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FUND FACTS
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  Objective: Long-term growth of capital.
  Benchmark: Standard & Poor's 500 Composite
             Stock Price Index ("S&P 500 Index")
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INVESTMENT OBJECTIVE
---------------------

Series A seeks long-term growth of capital.

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PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Series A pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Series typically invests in the equity securities of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase.

The Series pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a Large Cap Growth strategy managed by the Investment Manager and approximately 50% of its total assets to a Large Cap Value strategy managed by the Investment Manager.

Security Investors, LLC (the "Investment Manager") manages its allocation of the Series' assets according to each respective strategy, and the trading decisions with respect to each strategy are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Series' strategies promptly to the extent the percentage of the Series' assets allocated to either strategy equals or exceeds 60% of the Series' total assets.

The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation. Accordingly, the performance of the Series could differ from the performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager's efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage. To the extent that the sales of securities as part of these reallocations result in higher portfolio turnover, this active trading may increase the costs the Series incurs.

In choosing equity securities, the "Investment Manager uses a blended approach, investing in growth stocks and value stocks, and may, to the extent consistent with the Series' investment policies, invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses growth-oriented companies through a combination of a qualitative top-down approach based upon several fixed income factors and a quantitative bottom-up approach. The Investment Manager will also invest in value-oriented stocks. Value-oriented companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to

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hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; value stocks risk; growth stocks risk; foreign securities risk; equity derivatives risk; leverage risk; active trading risk; investment in investment companies risk; technology stocks risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series B (Large Cap Value Series)

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FUND FACTS
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  Objective: Long-term growth of capital.
  Benchmark: Russell 1000 Value Index
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INVESTMENT OBJECTIVE
---------------------

Series B seeks long-term growth of capital.

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PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Series B pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 1000 Value Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $479 million to $527.8 billion. Series B's investments may include common stocks, American Depository Receipts ("ADRs"), preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series may, consistent with its status as a diversified mutual fund, focus its investments in a limited number of issuers.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.

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The Series is subject to the following principal risks: market risk; value stocks risk; foreign securities risk; equity derivatives risk; leverage risk; active trading risk; investment in investment companies risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series C (Money Market Series)

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FUND FACTS
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  Objective: As high a level of current income as is
             consistent with preservation of capital
             by investing in money market securities
             with varying maturities.
  Benchmark: The iMoneyNet First Tier
             Retail Money Funds Average
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INVESTMENT OBJECTIVE
---------------------

Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

--------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Series C pursues its objective by investing in a diversified and liquid portfolio of high-quality money market instruments, which may include restricted securities as discussed under "Principal Risks." Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

o     Maintain an average dollar-weighted portfolio maturity of 90 days or less

o Buy individual securities that have remaining maturities of 13 months or less

o     Invest only in high-quality, dollar-denominated, short-term obligations

A money market instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less and may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.

The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.


The Series is subject to the following principal risks: interest rate risk; credit risk; prepayment risk; and restricted securities risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series D (Global Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital.
  Benchmark: MSCI World Index
Sub-Adviser: Security Global Investors, LLC
------------

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INVESTMENT OBJECTIVE
---------------------

Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

--------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Series D pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Series invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain. The Series may invest in issuers of any size, including small-capitalization issuers.

The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. Series D may also invest in emerging market countries.

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The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

The Series' Sub-Adviser, Security Global Investors, LLC ("SGI"), manages the Series' assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; and active trading risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series E (Diversified Income Series)

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FUND FACTS
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  Objective: Current income with security of principal.
  Benchmark: Lehman Brothers Aggregate Bond Index
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INVESTMENT OBJECTIVE
---------------------

Series E seeks to provide current income with security of principal.


--------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Series E pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Series expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. government securities as well as total return, interest and index swap agreements. Although the Series primarily invests in a range of fixed-income securities, there is no limit in the amount that the Series may invest in high yield securities.


The Series may also enter into derivative instruments such as futures contracts, options on securities, and credit derivative instruments. These instruments may be used to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities.

Debt securities, which are also called bonds or debt obligations, are like loans. The issuer of the bond, which may be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), although some bonds' interest rates may adjust periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

Investment grade securities are debt securities that have been determined by a rating agency to have a medium to high probability of being paid or, if unrated, are of equivalent quality as determined by the Investment Manager, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market and capital structure, general economic factors and market conditions, as well as global market conditions.

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"Bottom-up approach" means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager considers when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security relative to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

Credit quality rating is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed (or, if unrated, the Investment Manager believes its credit quality has deteriorated); (3) if the Investment Manager believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: foreign securities risk; equity derivatives risk; leverage risk; interest rate risk, credit risk, credit derivative transactions risk, prepayment risk, mortgage-backed securities risk; restricted securities risk; and high yield securities risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series H (Enhanced Index Series)

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FUND FACTS
--------------------------------------------------------------------------------
  Objective: Outperform the S&P 500 Index.
  Benchmark: S&P 500 Index
Sub-Adviser: Northern Trust Investments, N.A.
------------

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INVESTMENT OBJECTIVE
---------------------

Series H seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

--------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Series H pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI") to provide investment advisory services to Series H as a Sub-Adviser. Using a quantitative discipline, NTI determines whether the Series should, relative to the proportion of the S&P 500 Index that the stock represents, (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Series in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase return potential or to maintain exposure to the equity markets. In addition, to enhance return potential, the Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase

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agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; growth stocks risk; equity derivatives risk; and leverage risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series J (Mid Cap Growth Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Capital appreciation.
  Benchmark: Russell Midcap Growth Index
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series J seeks capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series J pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell Midcap Growth Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $624 million to $42.1 billion. Equity securities include common stock, rights, options, warrants, equity index future contracts and convertible debt securities.

The Investment Manager uses a combination of a qualitative top-down approach based on several fixed income factors with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses portfolio securities that it believes are attractively valued with the greatest potential for appreciation and may invest in a limited number of industries or industry sectors. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Series is therefore subject to the risks associated with investing in small capitalization companies. Certain securities in which Series J may invest are restricted securities, which may be illiquid.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. The Series may also invest in ADRs.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest are restricted securities, which are illiquid.

The Series typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; foreign securities risk; equity derivatives risk; leverage risk; active trading risk; restricted securities risk; investment in investment companies risk; technology stocks risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


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Series N (Managed Asset Allocation Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: High level of total return.
  Benchmark: S&P 500 Index
Sub-Adviser: T. Rowe Price Associates, Inc.
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series N seeks a high level of total return.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series N pursues its objective by investing, under normal market conditions, approximately 60% of its total assets in U.S. and foreign common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to the Series as a Sub-Adviser.
T. Rowe Price generally concentrates common stock investments in larger, established companies but may invest in small- and medium-sized companies with good growth prospects. The Series' exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the Series. Up to 35% of the equity portion of the Series may be invested in foreign (non-dollar-denominated) equity securities and emerging markets securities. The fixed income portion of the portfolio will be allocated as follows:

  Investment Grade Securities .......................................   50-100%
  High Yield Securities ("Junk Bonds") ..............................     0-30%
  Foreign (Non-Dollar-Denominated)
     and Emerging Markets Securities ................................     0-30%
  Mortgage-Backed Securities ........................................     0-70%
  Cash Reserves .....................................................     0-20%

Bonds will be primarily investment-grade and chosen from across the entire government, municipal, corporate and mortgage-backed (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) bond market. Maturities and duration of the fixed income portion will reflect T. Rowe Price's outlook for interest rates, although the Series will focus primarily on fixed income securities with intermediate to long maturities. The Series may also invest in foreign stocks and bonds for diversification. Bank debt and loan participations and assignments may also be purchased.

The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon asset allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market.

Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries. Some of the countries in which Series N may invest may be considered emerging markets with special risks.

The Series may use derivative instruments, such as stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these derivative investments, it will be exposed to additional volatility and potential losses.

The equity portion of the Series may include investments in convertible securities, preferred stock and warrants.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.

The Series may also invest up to 25% of its total assets in T. Rowe Price Reserve Investment Fund, an internally

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                                        9

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managed money market fund of T. Rowe Price. The T. Rowe Price Reserve Investment
Fund may be used to invest the cash reserves of the Series.


The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; interest rate risk; credit risk; prepayment risk; senior loans risk; mortgage-backed securities risk; restricted securities risk; high yield securities risk; and investment in investment companies risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series O (All Cap Value Series)
   (formerly, Series O (Equity Income Series))

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital.
  Benchmark: Russell 3000 Value Index
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series O seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series O pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Series will invest in common stocks of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 3000 Value Index, which includes companies with small to large capitalizations. As of December 31, 2007, the index consisted of securities of companies with capitalizations that range from $27 million to $511.89 billion.

The Series' investments include common stocks and may also include rights, warrants, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest may be illiquid.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.


The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; foreign securities risk; equity derivatives risk; leverage risk; restricted securities risk; and investment in investment companies risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series P (High Yield Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: High current income. Capital appreciation is a secondary objective.
  Benchmark: Lehman Brothers High Yield Index
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series P seeks high current income. Capital appreciation is a secondary objective.

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-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series P pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Series also may invest in a variety of investment vehicles that seek to track the performance of a specific index. The Series may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Series' dollar-weighted average maturity is generally expected to be between 3 and 15 years.


The Series may purchase and sell options and futures contracts. These instruments may be used to hedge the Series' portfolio, to enhance income or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities. In addition, the Series may invest in other types of debt securities, enter into interest rate, total return, credit default and index swaps and related cap, floor and collar transactions, purchase and sell securities on a when issued, forward commitment or delayed delivery basis, invest in credit derivative instruments, and engage in borrowing. The Series may also invest in other types of securities and engage in other management practices that are not part of the Series' principal investment strategies.

High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service or have been determined by the Investment Manager to be of comparable quality. These securities are more volatile and normally pay higher yields than investment grade securities.

The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions, and global market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. In assessing the value of a security, the Investment Manager focuses on an issuer's management experience, position in its market, and capital structure. The Investment Manager seeks to diversify the Series' holdings among securities and asset classes.

The Investment Manager may determine to sell a security
(1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.

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The Series is subject to the following principal risks:; foreign securities risk; equity derivatives risk; leverage risk; interest rate risk; credit risk; credit derivative transactions risk; prepayment risk; senior loans risk; special situations/securities in default risk; mortgage-backed securities risk; restricted securities risk; high yield securities risk; and investment in investment companies risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series Q (Small Cap Value Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term capital appreciation.
  Benchmark: Russell 2000 Index
Sub-Adviser: Wells Capital Management Incorporated
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series Q seeks long-term capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series Q pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in stocks of small-capitalization companies, primarily investing in those companies that the Series' Sub-Adviser, Wells Capital Management Incorporated ("Wells Capital"), believes are undervalued relative to the market based on earnings, cash flow, or asset value.

The Series' benchmark is the Russell 2000 Index, but the Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of purchase. Wells Capital specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment. The Series may write put and call options. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time.

Wells Capital may sell a stock, under other circumstances, when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The Russell 2500 Index is a market capitalization weighted U.S. equity index published by Frank Russell Company. The company with the largest market capitalization in the Russell 2500 Index was $20.6 billion as of December 31, 2007, and is expected to change frequently.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; active trading risk; and restricted securities risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series V (Mid Cap Value Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital.
  Benchmark: Russell 2500 Value Index
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series V seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series V pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. As of December 31, 2007, the index consisted of securities of companies with market capitalizations that ranged from $27 million to $7.7 billion. Equity securities include common stock, rights, options, warrants, equity index future contracts and convertible debt securities. The Series may also invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows, and may, to the extent consistent with the Series' investment policies,

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                                       12

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invest in a limited number of industries or industry sectors, including the technology sector. Due to the nature of value companies, the securities included in the Series' portfolio typically consist of small- to medium-sized companies. The Series is subject to the risks associated with investing in small capitalization companies.

The Series may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to increase returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which Series V may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; foreign securities risk; equity derivatives risk; leverage risk; restricted securities risk; investment in investment companies risk; technology stocks risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series X (Small Cap Growth Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital.
  Benchmark: Russell 2000 Growth Index
Sub-Adviser: RS Investment Management Co. LLC.
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series X seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series X pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2000 Growth Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $47 million to $8.4 billion. The Series invests primarily in those companies that, in the opinion of the Sub-Adviser, RS Investment Management Co. LLC. ("RS Investments"), have the potential for long-term capital growth. Equity securities include common and preferred stocks, warrants and securities convertible into common or preferred stocks.

In selecting investments for the Series, RS Investments seeks to invest in companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management, and companies that are not widely-followed by Wall Street analysts.

The Series may sell a stock when the reasons for buying it no longer apply or when the stock's price fully reflects what RS Investments believes to be the company's value.

The Series may invest the remainder of its assets in securities of companies of any size. The Series may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a

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defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; short sales risk; and technology stocks risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series Y (Select 25 Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital.
  Benchmark: Russell 1000 Growth Index
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series Y seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series Y pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Series is non-diversified as defined in the Investment Company Act of 1940 ("1940 Act"), which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Series using a combination of qualitative top-down approach based upon several fixed income factors with a quantitative bottom-up approach. Portfolio holdings will be replaced when one or more of the company's fundamentals has changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Series may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to increase returns. The Series may also invest in ADRs.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading may increase the costs the Series incurs.

The Series may also invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.


The Series is subject to the following principal risks: market risk; growth stocks risk; foreign securities risk; equity derivatives risk; active trading risk; non-diversification risk; investment in investment companies risk; technology stocks risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 17 of this prospectus.


Series Z (Alpha Opportunity Series)

------------
FUND FACTS
--------------------------------------------------------------------------------
   Objective: Long-term growth of capital.
   Benchmark: S&P 500 Index
Sub-Advisers: Mainstream Investment Advisers, LLC and Security Global Investors,
              LLC
------------

--------------------
INVESTMENT OBJECTIVE
--------------------

Series Z seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series Z pursues its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC ("Mainstream" and the "Mainstream Sub-Portfolio"), one of the Series' sub-advisers, 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers managed by Security Global Investors, LLC ("SGI" and the "SGI Sub-Portfolio"), another of the Series' sub-advisers, and 25% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

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Mainstream, SGI and the Investment Manager each manages its allocation of the
Series' assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Series' name refers to the potential for the Series' portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Series will achieve its objective of long-term growth of capital, and an investment in the Series involves significant risk.

The Series has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of the total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the Series. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment Manager Sub-Portfolio is greater than 25% or less than 15% of the Series' total assets, the Investment Manager usually will rebalance the Series' portfolio by reallocating the assets among the sub-portfolios so that the Series returns to the target allocation. The Investment Manager will also usually rebalance the SGI and Mainstream Sub-Portfolios of the Series when the difference between those sub-portfolios is more than 10% of the Series' total assets so that the percentage of the Series' total assets in each of the Mainstream and SGI Sub-Portfolios returns to approximately 37.5%.

The Series may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Series' sub-portfolios can invest in foreign securities although the SGI Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the SGI Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Series may invest in issuers of any size, including small-capitalization issuers.

Under adverse or unstable market conditions, the Series (or each of its sub-portfolios) could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Strategies of the Mainstream Sub-Portfolio: The Series pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Series may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Series may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Series' portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

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Mainstream actively manages its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

Strategies of the SGI Sub-Portfolio: The Series pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

SGI may also invest a portion of the Series' assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Series' portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries.

SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI may also reduce a position in its sub-portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI makes additions and reductions in its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

Strategies of the Investment Manager Sub-Portfolio: With respect to the portion of the Series that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Series that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Series' performance. However, because the Series ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Series so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Series' obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Series' total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Series. The Series' overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Series may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Series' portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Series may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------

between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Series are not limited to those with any particular weighting in the S&P 500 Index. The Series may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.


The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; growth stocks risk; short sales risk; management risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; active trading risk; interest rate risk; credit risk; investment in investment companies risk; and overweighting risk. Information on these risks is available in the section titled "Principal Risks" below.


Principal Risks

The following chart summarizes the principal risks applicable to the Series of the Fund. However, the fact that a particular risk is not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in smaller companies is not listed as a principal risk for Series A. This does not mean that Series A is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the principal risks associated with Series A. The Portfolio Manager(s) for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.


---------------------------------------------------------------------------------------------------------------------
                                            A    B    C    D    E    H    J    N    O    P    Q    V    X    Y    Z
---------------------------------------------------------------------------------------------------------------------
Market Risk                                 X    X         X         X    X    X    X         X    X    X    X    X
---------------------------------------------------------------------------------------------------------------------
Smaller Companies                                          X              X    X    X         X    X    X         X
---------------------------------------------------------------------------------------------------------------------
Value Stocks                                X    X                             X    X         X    X              X
---------------------------------------------------------------------------------------------------------------------
Growth Stocks                               X              X         X    X    X                        X    X    X
---------------------------------------------------------------------------------------------------------------------
Short Sales                                                                                             X         X
---------------------------------------------------------------------------------------------------------------------
Management Risk                                                                                                   X
---------------------------------------------------------------------------------------------------------------------
Foreign Securities                          X    X         X    X         X    X    X    X    X    X         X    X
---------------------------------------------------------------------------------------------------------------------
Emerging Markets                                           X                   X              X                   X
---------------------------------------------------------------------------------------------------------------------
Equity Derivatives                          X    X         X    X    X    X    X    X    X    X    X         X    X
---------------------------------------------------------------------------------------------------------------------
Leverage                                    X    X         X    X    X    X    X    X    X    X    X              X
---------------------------------------------------------------------------------------------------------------------
Active Trading                              X    X         X              X                   X              X    X
---------------------------------------------------------------------------------------------------------------------
Interest Rate Risk                                    X         X              X         X                        X
---------------------------------------------------------------------------------------------------------------------
Credit Risk                                           X         X              X         X                        X
---------------------------------------------------------------------------------------------------------------------
Credit Derivative Transactions                                  X                        X
---------------------------------------------------------------------------------------------------------------------
Prepayment Risk                                       X         X              X         X
---------------------------------------------------------------------------------------------------------------------
Senior Loans                                                                   X         X
---------------------------------------------------------------------------------------------------------------------
Special Situations/Securities in Default                                                 X
---------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                      X              X         X
---------------------------------------------------------------------------------------------------------------------
Restricted Securities                                 X         X         X    X    X    X    X    X
---------------------------------------------------------------------------------------------------------------------
High Yield Securities                                           X              X         X
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            A    B    C    D    E    H    J    N    O    P    Q    V    X    Y    Z
---------------------------------------------------------------------------------------------------------------------
Non-Diversification                                                                                          X
---------------------------------------------------------------------------------------------------------------------
Investment in Investment Companies          X    X                        X    X    X    X         X         X    X
---------------------------------------------------------------------------------------------------------------------
Technology Stocks                           X                             X                        X    X    X
---------------------------------------------------------------------------------------------------------------------
Overweighting                               X    X                        X                        X         X    X
---------------------------------------------------------------------------------------------------------------------


An investment in a Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in a Series will fluctuate and is subject to investment risks, which means investors could lose money.

Market Risk -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Market conditions may directly impact the liquidity and valuation of the securities in which a Series invests.

Smaller Companies -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities are often less liquid than those of larger, more established companies.

Value Stocks -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Short Sales -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that a Series may purchase the security at a lower price when the Series must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. The Series may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Series may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause the Series to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities.

Management Risk -- Series Z is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio managers will apply investment techniques and risk analyses in making investment decisions for the portion of Series Z managed by Mainstream, but there can be no guarantee that these will produce the desired results.

Foreign Securities -- Investing in foreign securities, including investing in foreign securities through American Depository Receipts ("ADRs"), involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

Emerging Markets -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

An emerging market foreign country is any country determined by the Investment Manager or a Sub-Adviser to have developing or emerging economy and markets. Countries included in the definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

Equity Derivatives -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, and lack of availability. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. These practices also entail transactional expenses.

Leverage -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

Active Trading -- Active trading will increase the costs a Series incurs and, as a result, may lower a Series' performance.

Interest Rate Risk -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes. Securities with floating interest rates, such as Senior Loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Credit Risk -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. The risk may be especially acute with respect to high yield securities (i.e., "junk bonds") and asset-backed securities. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for a Series to sell.

Senior Loans are generally rated lower than investment grade credit quality, i.e., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager or Sub-Adviser and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer is generally not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

Credit Derivative Transactions -- In addition to market risks applicable to derivatives generally, credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to liquidity and credit risk. Credit default swaps generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

If a Series is a buyer of a credit default swap and no event of default occurs, the Series will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. Credit default swap transactions may involve greater risks than if a Series had invested in the reference obligation directly.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

Prepayment Risk -- The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as Senior Loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Senior Loans -- Senior Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. Senior Loans such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing are usually issued in connection with restructurings. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Senior Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Senior Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated Senior Loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher-rated Senior Loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of the shares of a Series investing in such instruments also would decline. Generally, the lower the rating category, the more risky the investment. Debt securities rated below BBB by S&P or Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Senior Loans generally are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Impairment of Collateral: Senior Loans generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully collateralized and can decline significantly in value. As a result, a Series might not receive payments to which it is entitled.

Limited Liquidity: Although the resale, or secondary, market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank re-sale market. Senior Loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, Senior Loans are expected to be relatively illiquid. In addition, Senior Loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the ability to sell Senior Loans and may adversely affect the price that can be obtained. A Series may have difficulty disposing of Senior Loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause a Series to sell securities at lower prices than it otherwise would to meet cash needs or may cause a Series to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

A Series investing in Senior Loans values its assets daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value Senior Loans. Market quotations may not be readily available for some Senior Loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Senior Loans issued and traded has increased in recent years, demand for Senior Loans

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

has also grown. An increase in demand may benefit a Series by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by a Series or the availability of Senior Loans acquired in the primary market, or increase the price of Senior Loans in the secondary market.

Special Situation Investments/Securities in Default -- Investing in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Mortgage-Backed Securities -- A Series that invests in mortgage-backed securities will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations--familiarly called "Ginnie Mae," "Fannie Mae" and "Freddie Mac."

Mortgage-backed securities, like other asset-backed securities, may be subject to high degrees of credit, valuation and liquidity risks. These risks may even be higher if the securities are backed by sub-prime securities or loans.

Restricted Securities -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

High Yield Securities -- Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Non-Diversification -- A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a change in the market value of a single security may have a greater impact on a Series' net asset value and total return. A non-diversified Series is expected to be more volatile than a diversified Series.

Investment in Investment Companies -- To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment

--------------------------------------------------------------------------------
                                       21

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companies or investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or investment vehicle or the investment company industry generally. Investment in other investment companies or investment vehicles may include index-based unit investment trusts such as SPDRs (based on the S&P 500 Index), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). The issuers of such index-based investments typically hold substantially all of their assets in securities representing a specific index. In the case of the SPDRs, the index represented is the S&P 500, but the Series may invest in other index based investments designed to track other indexes or market sectors. The Series may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

Technology Stocks -- Companies in the rapidly changing field of technology often face unusually high price volatility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Overweighting -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Additional Information -- For more information about the Series' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus and the Statement of Additional Information.

Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Series' underlying portfolio securities is available in the Series' Statement of Additional Information and on their website at www.securitybenefit.com. In addition, investors should note that the Series publish a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each calendar month. Such information will remain online for four months or as otherwise required by law.

Past Performance

The charts and tables on the following pages provide some indication of the risks of investing in the Series by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. Fee waivers and/or expense reimbursements for Series E, H, P, V, X and Z during certain time periods reduced the expenses of those Series, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. In addition, some Series make a comparison to an index that more closely reflects the securities in which that Series invests than does a broad market index. As with all mutual funds, past performance is not a prediction of future results.

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                                       22

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Series A (Equity Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1998      20.37%

Lowest Quarter
Q3 ended September 30, 2002    -15.67%
--------------------------------------


Year-to-date returns            (8.55)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998   1999     2000     2001     2002    2003   2004   2005    2006    2007
--------------------------------------------------------------------------------
25.41%  8.14%  -12.76%  -11.41%  -24.10%  21.74%  7.77%  4.33%  12.89%  -4.88%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Series A                                           (4.88)%     8.01%     1.58%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(1)                            5.49%     12.83%     5.91%
--------------------------------------------------------------------------------

(1) The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
--------------------------------------------------------------------------------

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                                       23

--------------------------------------------------------------------------------

Series B (Large Cap Value Series)(1)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003          15.51%

Lowest Quarter
Q3 ended September 30, 2002    -19.29%
--------------------------------------


Year-to-date returns           (11.35)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1998   1999     2000     2001     2002    2003    2004    2005    2006    2007
-------------------------------------------------------------------------------
7.90%  1.49%   -6.76%   -5.60%  -24.14%  28.81%  10.82%  10.52%  22.00%   5.83%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Series B                                           5.83%      15.29%     4.06%
--------------------------------------------------------------------------------
Russell 1000 Value Index
   (reflects no deduction for fees, expense
    or taxes)(2)                                  (0.17)%     14.63%     7.68%
--------------------------------------------------------------------------------

(1) The Dreyfus Corporation served as the Sub-Adviser to the Series between January 1, 2001, and June 30, 2005. Before January 1, 2001, and since June 30, 2005, advisory services were/are provided by the Investment Manager.

(2) The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------

Series C (Money Market Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q3 ended September 30, 2000      1.62%

Lowest Quarter
Q3 ended September 30, 2003      0.07%
--------------------------------------


Year-to-date returns             1.28%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1998   1999     2000     2001     2002    2003    2004    2005    2006    2007
-------------------------------------------------------------------------------
5.14%  4.63%    5.99%    3.75%    1.20%   0.55%   0.72%   2.70%   4.43%   4.71%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Series C(1)                                         4.71%     2.61%      3.37%
--------------------------------------------------------------------------------

(1)   The Series' seven-day yield for the period ended December 31, 2007 was
      4.18%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------

Series D (Global Series)(1)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1999      34.92%

Lowest Quarter
Q3 ended September 30, 2001    -18.24%
--------------------------------------


Year-to-date returns           (10.74)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  1998    1999   2000     2001     2002    2003    2004    2005    2006   2007
-------------------------------------------------------------------------------
 20.08%  53.67%  3.53%  -12.25%  -22.71%  43.45%  18.79%  13.53%  17.34%  8.88%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Series D                                            8.88%     19.84%    12.34%
--------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for
   fees, expenses or taxes)(2)                      9.04%     16.96%     7.00%
--------------------------------------------------------------------------------

(1) OppenheimerFunds, Inc. was engaged to provide investment advisory services to 100% of Series D from November 1, 1998 to August 1, 2007. Effective August 1, 2007, Security Global Investors, LLC was engaged to manage 50% of Series D's assets. Effective May 1, 2008, OppenheimerFunds, Inc. will no longer provide investment advisory services to Series D's assets, and Security Global Investors, LLC will manage 100% of Series D.

(2) The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------

Series E (Diversified Income Series)

---------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q3 ended September 30, 2002      4.29%

Lowest Quarter
Q2 ended June 30, 2004          -2.56%
---------------------------------------


Year-to-date returns            (0.65)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999   2000     2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 8.01%  -3.77%  8.56%    7.18%    9.29%   3.19%   3.82%   1.85%   3.80%   2.91%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                    1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Series E                                             2.91%     3.11%      4.42%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)(1)         6.97%     4.42%      5.97%
--------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed, commercial mortgage backed and mortgage backed securities and Yankee issues.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------

Series H (Enhanced Index Series)(1)

---------------------------------------
Highest and Lowest Returns
(Quarterly 2000-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003          14.85%

Lowest Quarter
Q3 ended September 30, 2002    -17.43%
---------------------------------------


Year-to-date returns           (12.88)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           2000     2001     2002    2003   2004   2005    2006   2007
         --------------------------------------------------------------
         -10.20%  -12.99%  -22.98%  27.78%  9.85%  5.04%  15.55%  0.99%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                       Since
                                                  1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Series H                                           0.99%    11.47%    1.76%(2)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(3)                           5.49%    12.83%    2.76%(4)
--------------------------------------------------------------------------------

(1) Northern Trust Investments, N.A. was engaged to provide investment advisory services to Series H effective May 1, 2003.

(2)   For the period beginning May 3, 1999 (date of inception) to December 31,
      2007.

(3) The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

(4) Index performance is only available to the Series at the beginning of each month. Performance shown for the S&P 500 Index is for the period April 30, 1999 to December 31, 2007.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------

Series J (Mid Cap Growth Series)

---------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1999      38.75%

Lowest Quarter
Q3 ended September 30, 2001    -28.87%
---------------------------------------


Year-to-date returns            (1.39)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999   2000     2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
17.95%  61.86% 16.76%  -14.89%  -29.48%  56.32%  10.12%   7.82%   4.93% -10.43%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Series J                                          (10.43)%    11.77%      8.84%
--------------------------------------------------------------------------------
Russell Midcap Growth Index (reflects no
  deduction for fees, expenses or taxes)(1)        11.43%     17.90%      7.59%
--------------------------------------------------------------------------------
Russell 2500 Growth Index (reflects no
  deduction for fees, expenses or taxes)(2)         9.69%     17.43%      6.62%
--------------------------------------------------------------------------------

(1) The Russell Midcap Growth Index is an unmanaged capitalization-weighted index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index replaced the Russell 2500 Growth Index as the Series' primary benchmark effective February 1, 2008, to provide a more meaningful comparison of the Series' performance in light of the investment strategies that it employs.

(2) The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average growth orientation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------

Series N (Managed Asset Allocation Series)

---------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003          12.29%

Lowest Quarter
Q3 ended September 30, 2002    -10.20%
---------------------------------------


Year-to-date returns            (6.76)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999   2000     2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
18.43%   9.74% -0.90%   -5.08%   -9.63%  23.90%  10.72%   4.35%  12.08%   6.04%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                    1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Series N                                             6.04%    11.21%      6.51%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(1)                             5.49%    12.83%      5.91%
--------------------------------------------------------------------------------
Blended Index (reflects no deduction for fees,
   expenses or taxes)(2)                             6.08%     9.47%      5.93%
--------------------------------------------------------------------------------

(1) The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

(2) The Blended Index consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------

Series O (All Cap Value Series)(1)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003         16.67%

Lowest Quarter
Q3 ended September 30, 2002   -17.51%
--------------------------------------


Year-to-date returns          (13.91)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999    2000    2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 9.02%   3.13%  12.86%   1.32%  -13.43%  25.25%  14.43%   3.74%  18.82%   2.82%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                    1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Series O                                             2.82%    12.68%     7.29%
--------------------------------------------------------------------------------
Russell 3000 Value Index (reflects no deduction
   for fees, expenses or taxes)(2)                  (1.01)%   14.69%     7.73%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(3)                             5.49%    12.83%     5.91%
--------------------------------------------------------------------------------

(1) T. Rowe Price Associates, Inc. served as the sub-adviser to the Series from its inception to August 15, 2008. Since then, advisory services have been provided by the Investment Manager, and the Series has a new investment objective and new investment strategies.

(2) The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index replaced the S&P 500 Index as the Series' primary benchmark effective August 18, 2008, to provide a more meaningful comparison of the Series' performance in light of the changes to the Series' investment objective and strategies.

(3) The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------

Series P (High Yield Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003          7.67%

Lowest Quarter
Q3 ended September 30, 2001    -5.09%
--------------------------------------


Year-to-date returns           (1.15)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999    2000    2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 5.84%   1.32%  -1.52%   4.43%    0.41%  21.71%  11.61%   3.81%  11.18%   2.08%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                        Since
                                                   1 Year   5 Years   Inception
--------------------------------------------------------------------------------
Series P                                            2.08%     9.86%     5.89%
--------------------------------------------------------------------------------
Lehman Brothers High Yield Index (reflects no
   deduction for fees, expenses or taxes)(1)        1.87%    10.90%     5.51%
--------------------------------------------------------------------------------

(1) The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------

Series Q (Small Cap Value Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 2001-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003         24.00%

Lowest Quarter
Q3 ended September 30, 2002   -19.16%
--------------------------------------


Year-to-date returns           (1.04)%
(as of June 30, 2008)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            2001     2002    2003    2004    2005    2006    2007
           --------------------------------------------------------
           22.16%   -6.96%  50.90%  20.37%  14.51%  13.41%  10.25%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                      Since
                                                1 Year    5 Year   Inception(1)
--------------------------------------------------------------------------------
Series Q                                        10.25%    21.06%      16.26%
--------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction for
   fees, expenses or taxes)(2)                  (1.57)%   16.25%       6.89%
--------------------------------------------------------------------------------

(1)   For the period beginning May 1, 2000 (date of inception) to December 31,
      2007.

(2) The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------

Series V (Mid Cap Value Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003         27.92%

Lowest Quarter
Q3 ended September 30, 2002   -22.80%
--------------------------------------


Year-to-date returns           (8.38)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999    2000    2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
16.59%  18.88%  33.81%  11.13%  -14.07%  54.27%  26.97%  16.21%  14.66%   1.84%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                    1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Series V                                             1.84%    21.60%    16.76%
--------------------------------------------------------------------------------
Russell 2500 Value Index (reflects no deduction
   for fees, expenses or taxes)(1)                  (7.27)%   16.17%     9.66%
--------------------------------------------------------------------------------

(1) The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

Series X (Small Cap Growth Series)(1)

--------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1999     51.32%

Lowest Quarter
Q1 ended March 31, 2001       -26.84%
--------------------------------------


Year-to-date returns          (18.53)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998    1999    2000     2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
11.54%  87.20%  -8.73%  -27.86%  -26.54%  56.45%  17.18%   7.51%   5.13%   5.60%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                    1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Series X                                             5.60%    16.95%     8.25%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(2)                         7.04%    16.50%     4.32%
--------------------------------------------------------------------------------

(1) RS Investment Management Co. LLC. was engaged to provide investment advisory services to Series X effective September 3, 2002.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------

Series Y (Select 25 Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 2000-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 2001     21.59%

Lowest Quarter
Q3 ended September 30, 2001   -19.14%
--------------------------------------


Year-to-date returns           (5.60)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  2000      2001      2002      2003      2004      2005      2006      2007
-----------------------------------------------------------------------------
-16.09%    -9.92%   -26.63%    17.78%    11.63%    11.75%     7.54%    -6.18%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                       Since
                                                   1 Year   5 Year  Inception(1)
--------------------------------------------------------------------------------
Series Y                                           (6.18)%   8.19%     0.19%
--------------------------------------------------------------------------------
Russell 1000 Growth Index
   (reflects no deduction
   for fees, expenses or taxes)(2)                 11.81%   12.11%    (0.17)%
--------------------------------------------------------------------------------

(1)   For the period beginning May 3, 1999 (date of inception) to December 31,
      2007.

(2) The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance is only available to the Series at the beginning of each month. The Russell index is for the period April 30, 1999 to December 31, 2007.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

Series Z (Alpha Opportunity Series)

--------------------------------------
Highest and Lowest Returns
(Quarterly 2004-2007)
--------------------------------------------------------------------------------

Highest Quarter
Q1 ended March 31, 2006        10.21%

Lowest Quarter
Q2 ended June 30, 2006         -2.50%
--------------------------------------


Year-to-date returns           (4.06)%
(as of June 30, 2008)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      2004     2005     2006      2007
                    -----------------------------------
                     12.58%    6.66%   13.13%    18.19%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                      Since
                                                          1 Year   Inception(1)
--------------------------------------------------------------------------------
Series Z                                                  18.19%      15.38%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)(2)                                   5.49%      11.31%
--------------------------------------------------------------------------------

(1) For the period beginning July 7, 2003 (date of inception) to December 31, 2007.

(2) The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. Index performance is only available to the Series at the beginning of each month. Performance shown for the S&P 500 Index is for the period June 30, 2003 to December 31, 2007.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------

Fees and Expenses of the Series

--------------------------
ANNUAL OPERATING EXPENSES
--------------------------

The table below reflects expenses that are deducted from Series assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.


-------------------------------------------------------------------------------
SERIES A (EQUITY)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.14%
Total annual operating expenses ......................................    0.89%
-------------------------------------------------------------------------------
SERIES B (LARGE CAP VALUE)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.65%
Other expenses .......................................................    0.14%
Total annual operating expenses ......................................    0.79%
-------------------------------------------------------------------------------
SERIES C (MONEY MARKET)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.50%
Other expenses .......................................................    0.16%
Total annual operating expenses ......................................    0.66%
-------------------------------------------------------------------------------
SERIES D (GLOBAL)
-------------------------------------------------------------------------------
Advisory fee .........................................................    1.00%
Other expenses .......................................................    0.26%
Total annual operating expenses ......................................    1.26%
-------------------------------------------------------------------------------
SERIES E (DIVERSIFIED INCOME)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.16%
Total annual operating expenses ......................................    0.91%
Fee reduction(1) .....................................................   (0.15)%
Net expenses(1) ......................................................    0.76%
-------------------------------------------------------------------------------
SERIES H (ENHANCED INDEX)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.19%
Total annual operating expenses ......................................    0.94%
Fee reduction(1) .....................................................   (0.25)%
Net expenses(1) ......................................................    0.69%
-------------------------------------------------------------------------------
SERIES J (MID CAP GROWTH)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.15%
Total annual operating expenses ......................................    0.90%
-------------------------------------------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)
-------------------------------------------------------------------------------
Advisory fee .........................................................    1.00%
Other expenses .......................................................    0.41%
Total annual operating expenses ......................................    1.41%
-------------------------------------------------------------------------------
SERIES O (ALL CAP VALUE)(2)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.70%
Other expenses .......................................................    0.14%
Total annual operating expenses ......................................    0.84%
-------------------------------------------------------------------------------
SERIES P (HIGH YIELD)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.17%
Total annual operating expenses ......................................    0.92%
-------------------------------------------------------------------------------
SERIES Q (SMALL CAP VALUE)
-------------------------------------------------------------------------------
Advisory fee .........................................................    1.00%
Other expenses .......................................................    0.18%
Total annual operating expenses ......................................    1.18%
-------------------------------------------------------------------------------
SERIES V (MID CAP VALUE)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.14%
Total annual operating expenses ......................................    0.89%
-------------------------------------------------------------------------------
SERIES X (SMALL CAP GROWTH)
-------------------------------------------------------------------------------
Advisory fee .........................................................    1.00%
Other expenses .......................................................    0.20%
Total annual operating expenses ......................................    1.20%
-------------------------------------------------------------------------------
SERIES Y (SELECT 25)
-------------------------------------------------------------------------------
Advisory fee .........................................................    0.75%
Other expenses .......................................................    0.18%
Acquired fund fees and expenses ......................................    0.01%
Total annual operating expenses ......................................    0.94%
-------------------------------------------------------------------------------
SERIES Z (ALPHA OPPORTUNITY)(3)
-------------------------------------------------------------------------------
Advisory fee .........................................................    1.25%
Other expenses .......................................................    0.45%
Total annual operating expenses ......................................    1.70%
-------------------------------------------------------------------------------

(1) The Fund's Investment Manager contractually agreed through April 30, 2010 to waive 0.15% of its investment advisory fee for Series E and 0.25% of its investment advisory fee for Series H.

(2) Based on fees and expenses of Series O for the fiscal year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective August 18, 2008.

(3) Based on fees and expenses of Series Z for the fiscal year ended December 31, 2007 and restated to reflect a new contractual advisory fee effective August 18, 2008.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invested $10,000 in a Series for the time periods indicated and redeemed your shares at the end of each period. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

--------------------------------------------------------------------------------
                                                    1      3       5       10
                                                  Year   Years   Years    Years
--------------------------------------------------------------------------------
Series A (Equity)                                 $ 91    $284    $493   $1,096
--------------------------------------------------------------------------------
Series B (Large Cap Value)                          81     252     439      978
--------------------------------------------------------------------------------
Series C (Money Market)                             67     211     368      822
--------------------------------------------------------------------------------
Series D (Global)                                  129     400     692    1,523
--------------------------------------------------------------------------------
Series E (Diversified Income)                       78     243     422      942
--------------------------------------------------------------------------------
Series H (Enhanced Index)                           70     221     384      859
--------------------------------------------------------------------------------
Series J (Mid Cap Growth)                           92     287     498    1,108
--------------------------------------------------------------------------------
Series N (Managed Asset Allocation)                144     446     771    1,691
--------------------------------------------------------------------------------
Series O (All Cap Value)                            86     268     466    1,037
--------------------------------------------------------------------------------
Series P (High Yield)                               94     293     509    1,131
--------------------------------------------------------------------------------
Series Q (Small Cap Value)                         120     375     649    1,432
--------------------------------------------------------------------------------
Series V (Mid Cap Value)                            91     284     493    1,096
--------------------------------------------------------------------------------
Series X (Small Cap Growth)                        122     381     660    1,455
--------------------------------------------------------------------------------
Series Y (Select 25)                                95     296     515    1,143
--------------------------------------------------------------------------------
Series Z (Alpha Opportunity)                       173     536     923    2,009
--------------------------------------------------------------------------------

Investment Manager

Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to the Series. On December 31, 2007, the aggregate assets of all accounts under management of the Investment Manager were approximately $9.49 billion.

Management Fees -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated. For Series for which the Investment Manager has retained a Sub-Adviser, the Investment Manager, and not the Series, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of a Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary, and they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 38.

--------------------------------------------------------------------------------
Management Fees
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
Series A .............................................................    0.75%
Series B .............................................................    0.65%
Series C .............................................................    0.50%
Series D .............................................................    1.00%
Series E .............................................................    0.60%
Series H .............................................................    0.50%
Series J .............................................................    0.75%
Series N .............................................................    1.00%
Series O .............................................................    1.00%*
Series P .............................................................    0.75%
Series Q .............................................................    1.00%
Series V .............................................................    0.75%
Series X .............................................................    1.00%
Series Y .............................................................    0.75%
Series Z .............................................................    2.05%*
--------------------------------------------------------------------------------

* Effective August 18, 2008, the investment management fee payable by Series O and Series Z to the Investment Manager is equal to 0.70% and 1.25%, respectively, of average daily net assets on an annual basis.
--------------------------------------------------------------------------------

A discussion regarding the basis of the Board of Directors approving any investment advisory contract or sub-advisory contract of the Series is available in the Series' annual report for fiscal year ended December 31, 2007. In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory and sub-advisory contracts for Series O and Series Z, which became effective on August 18, 2008, is available in the Series' semi-annual report for the fiscal period ended June 30, 2008.

Portfolio Managers -- The following Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Series. The Statement of Additional Information provides information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Series.

--------------------------------------
      SERIES A (EQUITY SERIES),
SERIES B (LARGE CAP VALUE SERIES) AND
   SERIES O (ALL CAP VALUE SERIES)
--------------------------------------

Mark A. Mitchell, Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) since February 2004 (co-managing with Mr. Bronzo since February 1, 2008) and Series B (Large Cap Value Series) since July 2005. He has co-managed Series O (All Cap Value Series) since August 2008. Prior to joining the

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                                       39

--------------------------------------------------------------------------------

Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, U.S. Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

-----------------------------
SERIES A (EQUITY SERIES) AND
SERIES Y (SELECT 25 SERIES)
-----------------------------

Mark P. Bronzo, Portfolio Manager of the Investment Manager, has been the co-manager of Series A (Equity Series) and the manager of Series Y (Select 25 Series) since February 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director and member of the Board of Managers of Nationwide Separate Accounts, LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA") and Chairman, President and Chief Executive Officer of Gartmore Mutual Funds II, Inc. From 1995 to 2003, he served as Senior Vice President, Managing Director, and Board member of GAMNA. Mr. Bronzo earned a Bachelor of Arts degree in Economics from Boston College and a Masters of Business Administration in Finance from New York University. He is a Chartered Financial Analyst charterholder.

---------------------
      SERIES C
(MONEY MARKET SERIES)
---------------------

Christina Fletcher, Portfolio Manger of the Investment Manager, has managed Series C (Money Market Series) since August 2004. Prior to joining the Investment Manager in 2004, she was with Horizon Cash Management, LLC as a Portfolio Manager and Credit Analyst since 2000. From 1998 to 2000, Ms. Fletcher served as a Senior Money Market Trader for Scudder Investments. From 1996 to 1998, she served as a Securities Specialist for the State Teachers Retirement System, Ohio, and from 1995 to 1996, she served as a Custody Administrator for Investors Fiduciary Trust Company. Ms. Fletcher earned a Bachelor of Science degree in Finance from Southwest Missouri State University.

---------------------------
         SERIES E
(DIVERSIFIED INCOME SERIES)
---------------------------

Christopher L. Phalen, Vice President, Head of Fixed Income and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a Bachelor of Business Administration and Accounting degree. Mr. Phalen is a Chartered Financial Analyst charterholder.

---------------------------------------
 SERIES E (DIVERSIFIED INCOME SERIES)
AND SERIES Z (ALPHA OPPORTUNITY SERIES)
---------------------------------------

Steven M. Bowser, Senior Portfolio Manager of the Investment Manager, has managed Series E (Diversified Income Series) since June 1997 and has been a co-manager of a portion of Series Z (Alpha Opportunity Series) since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder and FINRA Series 7 license holder.

--------------------------------
SERIES J (MID CAP GROWTH SERIES)
--------------------------------

Joseph C. O'Connor, Portfolio Manager of the Investment Manager, has been the manager of Series J (Mid Cap Growth Series) since February 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts, LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 2000 to 2003, he served as Senior Vice President, Managing Director, and Board member of GAMNA. Mr. O'Connor earned a Bachelor of Science degree in Finance from St. John's University.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------
     SERIES P
(HIGH YIELD SERIES)
-------------------

David G. Toussaint, Portfolio Manager of the Investment Manager, has managed Series P (High Yield Series) since April 2000. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a Masters of Science degree in Accountancy from DePaul University and a Masters in Business Administration from the University of Chicago. Mr. Toussaint holds a CPA certificate and is a Chartered Financial Analyst charterholder.

------------------------------------
SERIES V (MID CAP VALUE SERIES) AND
  SERIES O (ALL CAP VALUE SERIES)
------------------------------------

James P. Schier, Senior Portfolio Manager of the Investment Manager, has managed Series V (Mid Cap Value Series) since its inception in 1997 and has co-managed Series O (All Cap Value Series) since August 2008. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and a Masters of Business Administration from Washington University. He is a Chartered Financial Analyst charterholder.

--------------------------
         SERIES Z
(ALPHA OPPORTUNITY SERIES)
--------------------------

Mark Lamb, has been a co-manager of a portion of Series Z (Alpha Opportunity Series) since its inception in July 2003. Mr. Lamb joined the Investment Manager in February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by ARM Financial Group as director of investment risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to 1997, he was project manager of corporate finance and director of derivative securities for Providian Corporation (formerly Capital Holding Corporation). Mr. Lamb holds a Bachelor of Science degree in engineering physics and a Masters of Business Administration from Murray State University. He is a Chartered Financial Analyst charterholder.

Sub-Advisers

The Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate Sub-Advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval. If a new Sub-Adviser is hired, shareholders will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Series that use a Sub-Adviser:

o Performing initial due diligence on prospective Sub-Advisers for the Series

o     Monitoring the performance of the Sub-Advisers

o     Communicating performance expectations to the Sub-Advisers

o Ultimately recommending to the Board of Directors whether a Sub-Adviser's contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of Sub-Advisers. Although the Investment Manager will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Series will obtain favorable results at any given time.

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), 801 Montgomery Street, 2nd Fl, San Francisco, CA 94133, to provide investment advisory services to Series D and a portion of Series Z. SGI has operated as an investment adviser since August 2007. SGI managed more than $481 million in assets as of March 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as

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                                       41

--------------------------------------------------------------------------------

Security Global Investors, the investment advisory arm of Security Benefit Corporation.

The Investment Manager has engaged Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services with respect to the long/short portion of the assets of Series Z. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $608.1 million in client assets as of December 31, 2007.

The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois 60603, to provide investment advisory services to Series H. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $757.2 billion.

The Investment Manager has engaged Wells Capital Management, Incorporated ("Wells Capital"), 525 Market Street, 10th Floor, San Francisco, California 94105, to provide investment advisory services to Series Q. As of December 31, 2007, Wells Capital managed over $220 billion in separate account and fund assets for institutional investors. Wells Capital is part of Wells Fargo's Institutional Investment Group, which also includes Wells Fargo Funds, 401(k) and retirement products, institutional bond brokerage, and custody services.

The Investment Manager has engaged RS Investment Management Co. LLC. ("RS Investments"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to Series X. RS Investments was established in 1986 and as of December 31, 2007, managed approximately $18.1 billion in assets.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company for the T. Rowe Price affiliated companies. T. Rowe Price was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed approximately $400.0 billion in investments for individual and institutional accounts.

Portfolio Managers -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Series:

-----------------------------
SERIES D (GLOBAL SERIES) AND
 SERIES Z (ALPHA OPPORTUNITY
           SERIES)
-----------------------------

John Boich, Head of Global Equity of SGI, has managed Series D (Global Series) since August 2007 and a portion of Series Z (Alpha Opportunity Series) since August 2008. Mr. Boich has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

Scott F. Klimo, Portfolio Manager of SGI has managed Series D (Global Series) since August 2007 and a portion of Series Z (Alpha Opportunity Series) since August 2008. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board

--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------

from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

David Whittall, Portfolio Manager of SGI has managed Series D (Global Series) since August 2007 and a portion of Series Z (Alpha Opportunity Series) since August 2008. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

-----------------------
       SERIES H
(ENHANCED INDEX SERIES)
-----------------------

Peter C. Stournaras, Senior Vice President of NTI, has been manager of Series H (Enhanced Index Series) since May 2008. He joined NTI in 2006 and is a quantitative equity senior portfolio manager and researcher. From 1998 to 2006, Mr. Stournaras was with Legg Mason/Citigroup Asset Management where he was a director of quantitative analysis as well as a quantitative analyst and senior portfolio manager. Mr. Stournaras received a Bachelor of Science in management information systems from Rensselaer Polytechnic Institute and a Masters of Business Administration from Columbia Business School. Mr. Stournaras is a Chartered Financial Analyst charterholder, a member of the Stamford Society of Investment Analysts and the Chicago Quantitative Alliance.

---------------------------------
            SERIES N
(MANAGED ASSET ALLOCATION SERIES)
---------------------------------

Series N has an investment advisory committee that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program.

Edmund M. "Ned" Notzon, III, Ph.D., CFA is chairman of the investment advisory committee and is responsible for implementing and monitoring the portfolio's overall investment strategy, as well as the allocation of the portfolio's assets. Mr. Notzon is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm's Fixed Income Group. Prior to joining T. Rowe Price in 1989, Mr. Notzon was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price and a Portfolio Manager and Quantitative Analyst in the Quantitative Equity Group. He is responsible for the Series' U.S. small cap equity investments. Prior to joining the firm in 1998, Mr. Bair was an equity trader at Legg Mason.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International. He is responsible for making recommendations regarding the Series' foreign equity holdings. Prior to joining the firm in 1997, he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Series' investment grade bond investments. Prior to joining the firm in 1999, Mr. Shackelford was the principal and head of fixed income for Investment Counselors of Maryland.

The Series' U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.

Anna Dopkin, CFA, is responsible for implementing the investment strategy for the Series. Ms. Dopkin is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm's Equity Steering Committee. Prior to joining the firm in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

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                                       43

--------------------------------------------------------------------------------

Mark J. Vaselkiv is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Series' investments in high-yield debt securities. Prior to joining the firm in 1988, Mr. Vaselkiv was a Vice President specializing in high-yield debt for Shenkman Capital Management and a Private Placement Credit Analyst at Prudential Insurance Company.

------------------------
        SERIES Q
(SMALL CAP VALUE SERIES)
------------------------

I. Charles Rinaldi, portfolio manager at Wells Capital Management, has been the manager of Series Q (Small Cap Value Series) since its inception in May 2000. He has over 25 years of investment experience. He joined Wells Capital in December 2004. Prior to joining Wells Capital, Mr. Rinaldi was employed by Strong Capital Management beginning in November 1997 and was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received a Bachelor of Science from St. Michael's College in 1965 and a Masters of Business Administration in Finance from Babson College in 1970.

-------------------------
        SERIES X
(SMALL CAP GROWTH SERIES)
-------------------------

William J. Wolfenden III has been portfolio manager of Series X (Small Cap Growth Series) since September 2002. As a principal of RS Investments, he has managed the RS Smaller Company Growth Fund and related separate accounts since joining the firm in April 2001. Previously, he had been at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. Prior to that, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a Bachelor of Arts in Economics from Southern Methodist University and a Masters of Business Administration with dual concentration in finance and accounting from Vanderbilt University.

D. Scott Tracy has been co-manager of Small Cap Growth Series since January 2007. He is a principal at RS Investments and is a co-portfolio manager and analyst in the RS Growth Group. He has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund and related separate accounts since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a Bachelor's degree in History from Trinity College and a Masters of Business Administration from the University of California at Berkeley. He is a Chartered Financial Analyst.

--------------------------
         SERIES Z
(ALPHA OPPORTUNITY SERIES)
--------------------------

William H. Jenkins, Manager of Mainstream, has been a co-manager of a portion of Series Z (Alpha Opportunity Series) managing the long/short portion of the Series since its inception in July 2003. He has more than 35 years of investment experience. Prior to co-founding Mainstream in July 1997, Mr. Jenkins spent the most recent 15 years with Providian Corporation as their equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, Mr. Jenkins worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a Bachelor of Arts degree from Grove City College and a Masters of Business Administration from New York University. He is a Chartered Financial Analyst charterholder.

Charles F. Craig, Portfolio Manager at Mainstream, has primary responsibility for the international portion of the Series' long/short strategy. He has a long history with the firm and its personnel dating back over 11 years ago when he began an internship with William Jenkins at Providian Corporation. In addition to his experience in equity analysis, trading and portfolio management with Mainstream, Mr. Craig worked in futures trading for RQSI and financial planning with American Express. Mr. Craig holds a Bachelor's degree from the University of Louisville and a Masters of Business Administration from the Kelley School of Business at Indiana University. He is a Chartered Financial Analyst charterholder.

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                                       44

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More Information About Portfolio Managers -- The Statement of Additional
Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of shares of the Series.

Purchase and Redemption of Shares

Security Benefit Life Insurance Company ("SBL") and SBL's affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 3:00 p.m. Central Time).

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Fund, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Revenue Sharing Payments -- SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Fund or the Fund's shareholders, financial representatives who sell SBL's variable annuity products that invest in the SBL Fund. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

Market Timing/Short-Term Trading -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be

--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------

applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

Distributions and Federal Income Tax Considerations

Each Series pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a "regulated

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investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of
Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series' shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

Determination of Net Asset Value

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be

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viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. The Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a Sub-Adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

To the extent authorized by law, each of the Series reserves the right to discontinue offering shares or cease operations at any time.

The following pages describe some of the investments that may be made by the Series, as well as some of the management practices of the Series.

Foreign Securities -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series other than Series C may invest in foreign securities.

Emerging Markets -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Convertible Securities and Warrants -- Each Series other than Series C may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Asset-Backed Securities -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap

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obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks. At times, the Series may invest in asset-backed securities through "structured investment vehicles" (or "SIVs").

Mortgage-Backed Securities -- Series E, N and P may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Series. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series' net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Series may invest include Collateralized Mortgage Obligations (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series' investment in CMOs, IOs, or POs will be successful, and a Series' total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

Senior Loans -- Series N and Series P may invest in Senior Loans. Senior Loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets

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such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/ or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Series may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, unsecured corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. The Senior Loans that the Series acquires typically has a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Because of prepayments and refinancings, the average life of a typical Senior Loan generally has been approximately 18 to 30 months. Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 2.00% and the borrower was paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 5.00%. Base rates and, therefore, the total rates paid on Senior Loans float. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers may tend to choose longer reset periods, and during periods of declining interest rates, borrowers may tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Series and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Series should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Series would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Series could experience a decrease in NAV.

The Series will not originate Senior Loans. Consequently, the Series invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party. Occasionally, it may also acquire a participation interest in Senior Loans. The Series will purchase an assignment with respect to a Senior Loan, only if the agent is determined by the Investment Manager, in its reasonable judgment to be creditworthy. There is no minimum rating or other independent evaluation of a borrower limiting the Series' investments and most Senior Loans that the Series may acquire, if rated, will be rated below investment grade credit quality.

When the Series is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. When the Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series, in addition to the usual credit risk of the borrower.

The Series may be in possession of material non-public information about a borrower as a result of its ownership of a Senior Loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally

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prohibit trading in securities of issuers while in possession of non-public information, the Series might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Initial Public Offering -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market. Series X may be particularly susceptible to IPO risk.

High Yield Securities -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant Sub-Adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. Series P may be particularly susceptible to the risks of high yield securities.

Hard Asset Securities -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in Hard Asset Securities.

Guaranteed Investment Contracts ("GICs") -- When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Futures and Options -- Many of the Series may utilize futures contracts and options on futures. The Series may also purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predeter-

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mined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in non-dollar-denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

Hybrid Instruments -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Series may not be successful. Each Series other than Series C may invest in hybrid instruments.

Swaps, Caps, Floors and Collars -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Credit Derivative Instruments -- Series E and Series P may engage in credit derivative transactions. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments, such as credit-linked notes. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. These risks include (without limitation) the risk that a seller may fail to satisfy its payment obligations in the

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event of default, the risk that a swap may expire worthless and will generate income only in the event of default, lack of availability, illiquidity, and mispricing or improper valuation. A Series may lose the entire amount of its investment in credit derivative instruments.

When-Issued Securities and Forward Commitment Contracts -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series, other than Series C, may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Cash Reserves -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

Shares of Other Investment Vehicles -- Other than as noted below for Series N, a Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles. Series N may invest up to 25% of their assets in shares of the T. Rowe Price Reserve Investment Fund, an internally managed money market fund at T. Rowe Price.

Borrowing -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

Portfolio Turnover -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

Structured Investment Vehicles ("SIVs") -- The Series may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs often invest in asset-backed and mortgage-backed securities, which are subject to the risks described above. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

General Information

Contractowner Inquiries -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.

--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------

Financial Highlights


The financial highlights table is intended to help you understand the financial performance of each Series during the past five years, or the period since commencement of a Series (if shorter). Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.


--------------------------------------------------------------------------------
SERIES A (Equity Series)

--------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                             -----------------------------------------------------------------------
                                               2007(m)         2006           2005           2004          2003
                                             -----------   ------------   ------------   ------------   ------------
Per Share Data
Net asset value beginning of period ......   $     25.83   $      22.88   $      21.93   $      20.37   $     16.83

Income from Investment Operations:
Net investment income (loss) .............          0.14           0.11           0.16           0.18          0.13
Net gain (loss) on securities
   (realized & unrealized) ...............         (1.40)          2.84           0.79           1.40          3.53
                                             -----------   ------------   ------------   ------------   -----------
Total from investment operations .........         (1.26)          2.95           0.95           1.58          3.66

Less Distributions:
Dividends (from net investment income) ...            --             --             --          (0.02)        (0.12)
Distributions (from capital gains) .......            --             --             --             --            --
                                             -----------   ------------   ------------   ------------   -----------
Total distributions ......................            --             --             --          (0.02)        (0.12)
                                             -----------   ------------   ------------   ------------   -----------
Net asset value end of period ............   $     24.57   $      25.83   $      22.88   $      21.93   $     20.37
                                             ===========   ============   ============   ============   ===========
Total return (a) .........................         (4.88)%        12.89%          4.33%          7.77%        21.74%

Ratios/Supplemental Data
Net assets end of period (thousands) .....   $   328,995   $    441,788   $    466,931   $    530,096   $   559,290
Ratio of expenses to average net assets ..          0.89%          0.90%          0.89%          0.87%         0.82%
Ratio of net investment income
   (loss) to average net assets ..........          0.52%          0.33%          0.55%          0.81%         0.66%
Portfolio turnover rate ..................            14%            26%            37%            27%           53%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       54

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES B (Large Cap Value Series)

----------------------------------------------------------------------------------------------------------------------
                                                                     Fiscal year ended December 31
                                                   -------------------------------------------------------------------
                                                       2007(m)      2006           2005(h)       2004(c)       2003(c)
                                                   -----------   -----------   -----------   -----------   -----------
Per Share Data
Net asset value beginning of period ............   $     26.40   $     21.64   $     19.58   $     17.68   $     13.84

Income from Investment Operations:
Net investment income (loss) ...................          0.25          0.20          0.24          0.21          0.14
Net gain (loss) on securities
   (realized & unrealized) .....................          1.29          4.56          1.82          1.70          3.84
                                                   -----------   -----------   -----------   -----------   -----------
Total from investment operations ...............          1.54          4.76          2.06          1.91          3.98

Less Distributions:
Dividends (from net investment income) .........            --            --            --         (0.01)        (0.14)
Distributions (from capital gains) .............            --            --            --            --            --
Distributions (in excess of capital gains) .....            --            --            --            --            --
                                                   -----------   -----------   -----------   -----------   -----------
Total distributions ............................            --            --            --         (0.01)        (0.14)
                                                   -----------   -----------   -----------   -----------   -----------
Net asset value end of period ..................   $     27.94 $       26.40   $     21.64   $     19.58   $     17.68
                                                   ===========   ===========   ===========   ===========   ===========
Total return (a) ...............................          5.83%        22.00%        10.52%        10.82%        28.81%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $   479,972    $  480,683   $   410,692   $   429,493   $   434,575
Ratio of expenses to average net assets ........          0.79%         0.79%         0.84%         0.92%         0.89%
Ratio of net investment income
   (loss) to average net assets ................          0.90%         0.80%         0.98%         1.09%         0.93%
Portfolio turnover rate ........................            29%           20%           99%           73%           60%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES C (Money Market Series)

----------------------------------------------------------------------------------------------------------------------
                                                                      Fiscal year ended December 31
                                                   -------------------------------------------------------------------
                                                       2007(m)      2006           2005         2004          2003
                                                   -----------   -----------   -----------   -----------   -----------
Per Share Data
Net asset value beginning of period ............   $     12.73   $     12.19   $     11.87   $     11.79   $     11.82

Income from Investment Operations:
Net investment income (loss) ...................          0.60          0.45          0.33          0.11          0.09
Net gain (loss) on securities
   (realized & unrealized) .....................            --          0.09         (0.01)        (0.02)        (0.02)
                                                   -----------   -----------   -----------   -----------   -----------
Total from investment operations ...............          0.60          0.54          0.32          0.09          0.07

Less Distributions:
Dividends (from net investment income) .........            --            --            --         (0.01)        (0.10)
Distributions (from capital gains) .............            --            --            --            --            --
                                                   -----------   -----------   -----------   -----------   -----------
Total distributions ............................            --            --            --         (0.01)        (0.10)
                                                   -----------   -----------   -----------   -----------   -----------
Net asset value end of period ..................   $     13.33   $     12.73   $     12.19   $     11.87   $     11.79
                                                   ===========   ===========   ===========   ===========   ===========
Total return (a) ...............................          4.71%         4.43%         2.70%         0.72%         0.55%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $   168,661   $    99,044   $    71,655   $    66,084   $    86,458
Ratio of expenses to average net assets ........          0.66%         0.68%         0.69%         0.65%         0.59%
Ratio of net investment income
   (loss) to average net assets ................          4.59%         4.43%         2.63%         0.70%         0.63%
Portfolio turnover rate ........................            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES D (Global Series)

---------------------------------------------------------------------------------------------------------------------------
                                                                         Fiscal year ended December 31
                                                   ------------------------------------------------------------------------
                                                    2007(m)(n)        2006          2005           2004          2003(f)
                                                   -----------    -----------    -----------    -----------    ------------
Per Share Data
Net asset value beginning of period ............   $     11.03    $      9.40    $      8.28    $      6.97    $      4.87

Income from Investment Operations:
Net investment income (loss) ...................          0.08           0.03           0.03           0.03           0.03
Net gain (loss) on securities
   (realized & unrealized) .....................          0.90           1.60           1.09           1.28           2.09
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ...............          0.98           1.63           1.12           1.31           2.12

Less Distributions:
Dividends (from net investment income) .........            --             --             --             --          (0.02)
Distributions (from capital gains) .............            --             --             --             --             --
Distributions (in excess of capital gains) .....            --             --             --             --             --
                                                   -----------    -----------    -----------    -----------    -----------

Total distributions ............................            --             --             --             --          (0.02)
                                                   -----------    -----------    -----------    -----------    -----------
Net asset value end of period ..................   $     12.01    $     11.03    $      9.40    $      8.28    $      6.97
                                                   ===========    ===========    ===========    ===========    ===========
Total return (a) ...............................          8.88%         17.34%         13.53%         18.79%         43.45%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $   550,177    $   571,006    $   516,213    $   466,577    $   427,609
Ratio of expenses to average net assets ........          1.26%          1.24%          1.24%          1.23%          1.25%
Ratio of net investment income
   (loss) to average net assets ................          0.67%          0.32%          0.30%          0.37%          0.44%
Portfolio turnover rate ........................           115%            23%            33%            28%            44%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES E (Diversified Income Series)

---------------------------------------------------------------------------------------------------------------------------
                                                                         Fiscal year ended December 31
                                                   ------------------------------------------------------------------------
                                                    2007(b)(m)      2006(b)        2005(b)        2004(b)         2003
                                                   -----------    -----------    -----------    -----------    ------------
Per Share Data
Net asset value beginning of period ............   $     12.01    $     11.57    $     11.36    $     11.04    $     11.83

Income from Investment Operations:
Net investment income (loss) ...................          0.60           0.63           0.49           0.50           0.68
Net gain (loss) on securities
   (realized & unrealized) .....................         (0.25)         (0.19)         (0.28)         (0.08)         (0.31)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ...............          0.35           0.44           0.21           0.42           0.37

Less Distributions:
Dividends (from net investment income) .........            --             --             --          (0.10)         (1.16)
Distributions (from capital gains) .............            --             --             --             --             --
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions ............................            --             --             --          (0.10)         (1.16)
                                                   -----------    -----------    -----------    -----------    -----------
Net asset value end of period ..................   $     12.36    $     12.01    $     11.57    $     11.36    $     11.04
                                                   ===========    ===========    ===========    ===========    ===========
Total return (a) ...............................          2.91%          3.80%          1.85%          3.82%          3.19%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $   121,652    $   151,311    $   159,386    $   159,527    $   159,472
Ratio of expenses to average net assets ........          0.76%          0.78%          0.77%          0.75%          0.84%
Ratio of net investment income
   (loss) to average net assets ................          4.90%          4.67%          4.23%          4.42%          4.39%
Portfolio turnover rate ........................            31%            64%            60%            39%            45%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       56

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES H (Enhanced Index Series)

---------------------------------------------------------------------------------------------------------------
                                                                 Fiscal year ended December 31
                                                   ------------------------------------------------------------
                                                   2007(b)(m)   2006(b)(k)    2005(b)     2004(b)    2003(b)(d)
                                                   ----------   ----------   ---------   ---------   ----------
Per Share Data
Net asset value beginning of period ............   $    11.07   $     9.58   $    9.12   $    8.31   $    6.55

Income from Investment Operations:
Net investment income (loss) ...................         0.14         0.03        0.11        0.11        0.07
Net gain (loss) on securities
   (realized & unrealized) .....................        (0.03)        1.46        0.35        0.71        1.75
                                                   ----------   ----------   ---------   ---------   ---------
Total from investment operations ...............         0.11         1.49        0.46        0.82        1.82

Less Distributions:
Dividends (from net investment income) .........           --           --          --       (0.01)      (0.06)
Distributions (from capital gains) .............           --           --          --          --          --
Distributions (in excess of capital gains) .....           --           --          --          --          --
                                                   ----------   ----------   ---------   ---------   ---------
Total distributions ............................           --           --          --       (0.01)      (0.06)
                                                   ----------   ----------   ---------   ---------   ---------
Net asset value end of period ..................   $    11.18   $    11.07   $    9.58   $    9.12   $    8.31
                                                   ==========   ==========   =========   =========   =========
Total return (a) ...............................         0.99%       15.55%       5.04%       9.85%      27.78%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $   83,529   $  110,030   $  40,101   $  38,822   $  33,371
Ratio of expenses to average net assets ........         0.69%        0.73%       0.79%       0.74%       0.77%
Ratio of net investment income
   (loss) to average net assets ................         1.25%        1.23%       1.15%       1.32%       0.94%
Portfolio turnover rate ........................           89%         119%        106%         98%         44%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES J (Mid Cap Growth Series)

----------------------------------------------------------------------------------------------------------------
                                                                 Fiscal year ended December 31
                                                   ------------------------------------------------------------
                                                     2007(m)       2006         2005        2004       2003(g)
                                                   ----------   ----------   ---------   ---------   ----------
Per Share Data
Net asset value beginning of period ............   $    31.26   $    29.79   $   27.63   $   25.09   $   16.05

Income from Investment Operations:
Net investment income (loss) ...................        (0.04)       (0.16)      (0.13)      (0.14)      (0.11)
Net gain (loss) on securities
   (realized & unrealized) .....................        (3.22)        1.63        2.29        2.68        9.15
                                                   ----------   ----------   ---------   ---------   ---------
Total from investment operations ...............        (3.26)        1.47        2.16        2.54        9.04

Less Distributions:
Dividends (from net investment income) .........           --           --          --          --          --
Distributions (from capital gains) .............           --           --          --          --          --
                                                   ----------   ----------   ---------   ---------   ---------
Total distributions ............................           --           --          --          --          --
                                                   ----------   ----------   ---------   ---------   ---------
Net asset value end of period ..................   $    28.00   $    31.26   $   29.79   $   27.63   $   25.09
                                                   ==========   ==========   =========   =========   =========
Total return (a) ...............................       (10.43)%       4.93%       7.82%      10.12%      56.32%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $  252,066   $  380,664   $ 420,798   $ 437,789   $ 447,928
Ratio of expenses to average net assets ........         0.90%        0.90%       0.90%       0.88%       0.83%
Ratio of net investment income
   (loss) to average net assets ................        (0.14)%      (0.48)%     (0.47)%     (0.53)%     (0.55)%
Portfolio turnover rate ........................           34%          29%         29%         37%         61%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES N (Managed Asset Allocation Series)

--------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                   -----------------------------------------------------------
                                                    2007(m)      2006(c)      2005        2004         2003
                                                   ----------   ---------   ---------   ---------   ----------
Per Share Data
Net asset value beginning of period ............   $   18.55    $   16.55   $   15.86   $   14.40   $   11.80

Income from Investment Operations:
Net investment income (loss) ...................        0.32         0.30        0.23        0.27        0.23
Net gain (loss) on securities
   (realized & unrealized) .....................        0.80         1.70        0.46        1.27        2.59
                                                   ---------    ---------   ---------   ---------   ---------
Total from investment operations ...............        1.12         2.00        0.69        1.54        2.82

Less Distributions:
Dividends (from net investment income) .........          --           --          --       (0.08)      (0.22)
Distributions (from capital gains) .............          --           --          --          --          --
                                                   ---------    ---------   ---------   ---------   ---------
Total distributions ............................          --           --          --       (0.08)      (0.22)
                                                   ---------    ---------   ---------   ---------   ---------
Net asset value end of period ..................   $   19.67    $   18.55   $   16.55   $   15.86   $   14.40
                                                   =========    =========   =========   =========   =========
Total return (a) ...............................        6.04%       12.08%       4.35%      10.72%      23.90%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $ 117,423    $ 105,300   $  97,690   $  93,087   $  86,383
Ratio of expenses to average net assets ........        1.41%        1.41%       1.41%       1.39%       1.23%
Ratio of net investment income
   (loss) to average net assets ................        1.63%        1.63%       1.44%       1.75%       1.86%
Portfolio turnover rate ........................          75%          63%         67%         79%         98%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES O (All Cap Value Series)

--------------------------------------------------------------------------------------------------------------
                                                                 Fiscal year ended December 31
                                                   -----------------------------------------------------------
                                                     2007(m)      2006         2005        2004       2003(c)
                                                   ----------   ---------   ---------   ---------   ----------
Per Share Data
Net asset value beginning of period ............   $   22.73    $   19.13   $   18.44   $   16.14   $   13.17

Income from Investment Operations:
Net investment income (loss) ...................        0.34         0.31        0.23        0.21        0.22
Net gain (loss) on securities
   (realized & unrealized) .....................        0.30         3.29        0.46        2.12        3.09
                                                   ---------    ---------   ---------   ---------   ---------
Total from investment operations ...............        0.64         3.60        0.69        2.33        3.31

Less Distributions:
Dividends (from net investment income) .........          --           --          --       (0.03)      (0.20)
Distributions (from capital gains) .............          --           --          --          --       (0.14)
                                                   ---------    ---------   ---------   ---------   ---------
Total distributions ............................          --           --          --       (0.03)      (0.34)
                                                   ---------    ---------   ---------   ---------   ---------
Net asset value end of period ..................   $   23.37    $   22.73   $   19.13   $   18.44   $   16.14
                                                   =========    =========   =========   =========   =========
Total return (a) ...............................        2.82%       18.82%       3.74%      14.43%      25.25%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $ 288,233    $ 295,049   $ 259,728   $ 240,833   $ 196,720
Ratio of expenses to average net assets ........        1.14%        1.15%       1.15%       1.13%       1.09%
Ratio of net investment income
   (loss) to average net assets ................        1.42%        1.41%       1.29%       1.31%       1.55%
Portfolio turnover rate ........................          25%          18%         20%         20%         19%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       58

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES P (High Yield Series)

-------------------------------------------------------------------------------------------------------------------
                                                                    Fiscal year ended December 31
                                                   ----------------------------------------------------------------
                                                     2007(m)        2006         2005         2004         2003
                                                   ----------    ----------   ----------   ----------   ----------
Per Share Data
Net asset value beginning of period ............   $    18.79    $    16.90   $    16.28   $    14.71   $    12.79

Income from Investment Operations:
Net investment income (loss) ...................         1.38          0.90         1.09         1.12         0.90
Net gain (loss) on securities
   (realized & unrealized) .....................        (0.99)         0.99        (0.47)        0.58         1.87
                                                   ----------    ----------   ----------   ----------   ----------
Total from investment operations ...............         0.39          1.89         0.62         1.70         2.77

Less Distributions:
Dividends (from net investment income) .........           --            --           --        (0.13)       (0.85)
Distributions (from capital gains) .............           --            --           --           --           --
Return of Capital ..............................           --            --           --           --           --
                                                   ----------    ----------   ----------   ----------   ----------
Total distributions ............................           --            --           --        (0.13)       (0.85)
                                                   ----------    ----------   ----------   ----------   ----------
Net asset value end of period ..................   $    19.18    $    18.79   $    16.90   $    16.28   $    14.71
                                                   ==========    ==========   ==========   ==========   ==========
Total return (a) ...............................         2.08%        11.18%        3.81%       11.61%       21.71%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $  115,301    $  106,144   $   77,971   $   74,316   $   78,491
Ratio of expenses to average net assets ........         0.92%         0.93%        0.97%        0.94%        0.87%
Ratio of net investment income
   (loss) to average net assets ................         7.19%         7.24%        7.13%        7.08%        7.53%
Portfolio turnover rate ........................           50%           52%          64%          63%          52%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES Q (Small Cap Value Series)

-------------------------------------------------------------------------------------------------------------------
                                                                    Fiscal year ended December 31
                                                   ----------------------------------------------------------------
                                                     2007(m)       2006(c)       2005         2004         2003
                                                   ----------    ----------   ----------   ----------   ----------
Per Share Data
Net asset value beginning of period ............   $    26.14    $    23.05   $    20.13   $    16.84   $    11.24

Income from Investment Operations:
Net investment income (loss) ...................        (0.12)        (0.09)       (0.11)       (0.12)       (0.03)
Net gain (loss) on securities
   (realized & unrealized) .....................         2.80          3.18         3.03         3.53         5.73
                                                   ----------    ----------   ----------   ----------   ----------
Total from investment operations ...............         2.68          3.09         2.92         3.41         5.70

Less Distributions:
Dividends (from net investment income) .........           --            --           --           --           --
Distributions (from capital gains) .............           --            --           --        (0.12)       (0.10)
                                                   ----------    ----------   ----------   ----------   ----------
Total distributions ............................           --            --           --        (0.12)       (0.10)
                                                   ----------    ----------   ----------   ----------   ----------
Net asset value end of period ..................   $    28.82    $    26.14   $    23.05   $    20.13   $    16.84
                                                   ==========    ==========   ==========   ==========   ==========
Total return (a) ...............................        10.25%        13.41%       14.51%       20.37%       50.90%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $  166,871    $  159,852   $  144,166   $  112,133   $   87,297
Ratio of expenses to average net assets ........         1.18%         1.25%        1.22%        1.19%        1.22%
Ratio of net investment income
   (loss) to average net assets ................        (0.42)%      (0.36)%       (0.58)%      (0.68)%      (0.28)%
Portfolio turnover rate ........................           42%           46%          37%          43%          37%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES V (Mid Cap Value Series)

-------------------------------------------------------------------------------------------------------------------------------
                                                                          Fiscal year ended December 31
                                                   ----------------------------------------------------------------------------
                                                     2007(m)          2006            2005            2004           2003
                                                   -----------   ------------    -------------   -------------   ------------
Per Share Data
Net asset value beginning of period.............   $     46.78   $       40.79   $       35.10   $       28.33   $      18.68

Income from Investment Operations:
Net investment income (loss)....................          0.36            0.44            0.14            0.11           0.07
Net gain (loss) on securities
   (realized & unrealized)......................          0.50            5.55            5.55            7.39          10.03
                                                   -----------   -------------   -------------   -------------   ------------
Total from investment operations................          0.86            5.99            5.69            7.50          10.10

Less Distributions:
Dividends (from net investment income)..........            --              --              --           (0.01)         (0.06)
Distributions (from capital gains)..............            --              --              --           (0.72)         (0.39)
                                                   -----------   -------------   -------------   -------------   ------------
Total distributions.............................            --              --              --           (0.73)         (0.45)
                                                   -----------   -------------   -------------   -------------   ------------
Net asset value end of period...................   $     47.64   $       46.78   $       40.79   $       35.10   $      28.33
                                                   ===========   =============   =============   =============   ============
Total return (a)................................          1.84%          14.66%          16.21%          26.97%         54.27%

Ratios/Supplemental Data
Net assets end of period (thousands)............   $   409,211   $     447,271   $     384,494        $307,536       $223,658
Ratio of expenses to average net assets.........          0.89%           0.89%           0.90%           0.88%          0.83%
Ratio of net investment income
   (loss) to average net assets.................          0.73%           1.01%           0.44%           0.37%          0.36%
Portfolio turnover rate.........................            45%             42%             29%             43%            59%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES X (Small Cap Growth Series)

-------------------------------------------------------------------------------------------------------------------------------
                                                                          Fiscal year ended December 31
                                                   ----------------------------------------------------------------------------
                                                     2007(m)        2006(c)         2005(c)           2004          2003(c)
                                                   -----------   -------------   -------------   -------------   ------------
Per Share Data
Net asset value beginning of period.............   $     19.27   $       18.33   $       17.05   $       14.55   $       9.30

Income from Investment Operations:
Net investment income (loss)....................         (0.17)          (0.13)          (0.15)          (0.14)         (0.10)
Net gain (loss) on securities
   (realized & unrealized)......................          1.25            1.07            1.43            2.64           5.35
                                                   -----------   -------------   -------------   -------------   ------------
Total from investment operations................          1.08            0.94            1.28            2.50           5.25

Less Distributions:
Dividends (from net investment income)..........            --              --              --              --             --
Distributions (from capital gains)..............            --              --              --              --             --
Distributions (in excess of capital gains)......            --              --              --              --             --
Return of capital...............................            --              --              --              --             --
                                                   -----------   -------------   -------------   -------------   ------------
Total distributions.............................            --              --              --              --             --
                                                   -----------   -------------   -------------   -------------   ------------
Net asset value end of period...................   $     20.35   $       19.27   $       18.33   $       17.05   $      14.55
                                                   ===========   =============   =============   =============   ============
Total return (a)................................          5.60%           5.13%           7.51%          17.18%         56.45%

Ratios/Supplemental Data
Net assets end of period (thousands)............   $    81,833   $      92,789   $      90,671   $      91,868   $     89,740
Ratio of expenses to average net assets.........          1.20%           1.20%           1.19%           1.17%          1.17%
Ratio of net investment income
   (loss) to average net assets.................         (0.82)%         (0.66)%         (0.85)%         (0.89)%        (1.00)%
Portfolio turnover rate.........................           137%            149%            116%            146%           208%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       60

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES Y (Select 25 Series)

--------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                   -----------------------------------------------------------
                                                    2007(m)      2006(l)     2005(i)       2004      2003(i)
                                                   ---------    ---------   ---------   ---------   ----------
Per Share Data
Net asset value beginning of period ............   $   10.84    $   10.08   $    9.02   $    8.08   $    6.86

Income from Investment Operations:
Net investment income (loss) ...................        0.06         0.02          --       (0.01)         --
Net gain (loss) on securities
   (realized & unrealized) .....................       (0.73)        0.74        1.06        0.95        1.22
                                                   ---------    ---------   ---------   ---------   ---------
Total from investment operations ...............       (0.67)        0.76        1.06        0.94        1.22

Less Distributions:
Dividends (from net investment income) .........          --           --          --          --          --
Distributions (from capital gains) .............          --           --          --          --          --
                                                   ---------    ---------   ---------   ---------   ---------
Total distributions ............................          --           --          --          --          --
                                                   ---------    ---------   ---------   ---------   ---------
Net asset value end of period ..................   $   10.17    $   10.84   $   10.08   $    9.02   $    8.08
                                                   =========    =========   =========   =========   =========
Total return (a) ...............................       (6.18)%       7.54%      11.75%      11.63%      17.78%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $  66,323    $  85,695   $  37,018   $  33,832   $  34,790
Ratio of expenses to average net assets ........        0.93%        0.95%       0.99%       0.95%       0.93%
Ratio of net investment income
   (loss) to average net assets ................        0.51%        0.21%      (0.04)%     (0.15)%     (0.01)%
Portfolio turnover rate ........................          16%          40%         28%         42%         49%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES Z (Alpha Opportunity Series)

--------------------------------------------------------------------------------------------------------------------
                                                                     Fiscal year ended December 31
                                                   -----------------------------------------------------------------
                                                                       2006
                                                   2007(c)(j)(m)   (b)(c)(i)(j)   2005(j)   2004(b)   2003(b)(c)(e)
                                                   -------------   ------------   -------   -------   --------------
Per Share Data
Net asset value beginning of period ............   $       13.96   $      12.34   $ 11.57   $ 11.18   $       10.00

Income from Investment Operations:
Net investment income (loss) ...................            0.01             --     (0.02)    (0.07)          (0.06)
Net gain (loss) on securities
   (realized & unrealized) .....................            2.53           1.62      0.79      1.42            1.88
                                                   -------------   ------------   -------   -------   -------------
Total from investment operations ...............            2.54           1.62      0.77      1.35            1.82

Less Distributions:
Dividends (from net investment income) .........              --             --        --        --              --
Distributions (from capital gains) .............              --             --        --     (0.96)          (0.64)
                                                   -------------   ------------   -------   -------   -------------
Total distributions ............................              --             --        --     (0.96)          (0.64)
                                                   -------------   ------------   -------   -------   -------------
Net asset value end of period ..................   $       16.50   $      13.96   $ 12.34   $ 11.57   $       11.18
                                                   =============   ============   =======   =======   =============
Total return (a) ...............................           18.19%         13.13%     6.66%    12.58%          18.33%

Ratios/Supplemental Data
Net assets end of period (thousands) ...........   $      48,869   $     36,442   $25,660   $19,161   $       6,738
Ratio of expenses to average net assets ........            2.50%          2.78%     2.50%     2.57%           2.52%
Ratio of net investment income
   (loss) to average net assets ................            0.10%         (0.03)%   (0.21)%   (1.12)%         (1.33)%
Portfolio turnover rate ........................           1,770%         1,285%    1,509%    1,054%            966%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       61

--------------------------------------------------------------------------------

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Fund expenses for Series E, H and Z were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

      -----------------------------------------------------
                  2007     2006     2005     2004     2003
      -----------------------------------------------------
      Series E    0.91%    0.93%    0.92%    0.89%      --
      -----------------------------------------------------
      Series H    0.94%    0.98%    1.04%    0.99%    0.96%
      -----------------------------------------------------
      Series Z      --       --       --     2.78%    2.62%
      -----------------------------------------------------

(c) Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. Expense ratios with such reductions were as follows:

      -----------------------------------------------------
                  2007     2006     2005     2004     2003
      -----------------------------------------------------
      Series B      --       --       --     0.87%    0.83%
      -----------------------------------------------------
      Series N      --     1.40%      --       --       --
      -----------------------------------------------------
      Series O      --       --       --       --     1.08%
      -----------------------------------------------------
      Series Q      --     1.24%      --       --       --
      -----------------------------------------------------
      Series X      --     1.19%    1.18%      --     1.16%
      -----------------------------------------------------
      Series Z    2.39%    2.62%      --       --     2.50%
      -----------------------------------------------------

(d) NTI became the Sub-Adviser of Series H effective May 1, 2003. Prior to May 1, 2003, the Investment Manager paid Deutsche Asset Management for sub-advisory services.

(e) Series Z was initially capitalized on July 7, 2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(f) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

(g) The financial highlights for Series J as set forth herein exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.

(h) Prior to June 30, 2005, the Investment Manager paid Dreyfus Corporation for sub-advisory services. Effective June 30, 2005, the Investment Manager became solely responsible for managing Series B.

(i)   Net investment income is less than $0.01 per share.

(j) Series Z expense ratio prior to performance fee adjustment was 2.47% for the years ended December 31, 2005 and December 31, 2006 and was 2.34% December 31, 2007.

(k) The financial highlights for Series H as set forth herein exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger.

(l) The financial highlights for Series Y as set forth herein exclude the historical financial highlights of Series G. The assets of Series G were acquired by Series Y on June 16, 2006. A total of $40,543,215 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series Y received as a result of the merger.

(m) Net investment income (loss) was computed using average shares outstanding throughout the period.

(n) OppenheimerFunds, Inc. was engaged to provide investment advisory services to 100% of Series D from November 1, 1998 to August 1, 2007. Effective August 1, 2007, Security Global Investors, LLC was engaged to manage 50% of Series D's assets. Effective May 1, 2008, OppenheimerFunds, Inc. will no longer provide investment advisory services to Series D's assets, and Security Global Investors, LLC will manage 100% of Series D.

--------------------------------------------------------------------------------
                                       62

--------------------------------------------------------------------------------

APPENDIX A

Description of Short-Term Instruments

The types of instruments that will form the major part of Series C's (Money Market Series) investments are described below:


U.S. Government Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association are supported only by the credit of the instrumentality.


U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers' Acceptances -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Description of Commercial Paper Ratings

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. --

--------------------------------------------------------------------------------
                                       63

--------------------------------------------------------------------------------

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation --

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------
                                       64

--------------------------------------------------------------------------------

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------------------------------------------------------------
                                       65

--------------------------------------------------------------------------------

For More Information
--------------------------------------------------------------------------------
By Telephone -- Call 1-800-888-2461.

By Mail -- Write to:
Security Investors, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet -- Reports and other information about the Fund can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

The Investment Manager:
http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

Annual/Semi-Annual Report -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                         SBL Fund              811-02753

--------------------------------------------------------------------------------
                                       66

                                                     SECURITY BENEFIT
                                                     Security Distributors, Inc.


      PROSPECTUS                August 18, 2008




|_|      Series D (Global Series)

|_|      Series O (All Cap Value Series)
         (formerly, Series O (Equity Income Series))





--------------------------------------------------------------------------------
  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.
--------------------------------------------------------------------------------

SDI 382D (R8-08)                                                     46-03825-03

TABLE OF CONTENTS



SERIES' OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES.  3
    Series D (Global Series)...........................  3
    Series O (All Cap Value Series) ...................  3
PRINCIPAL RISKS........................................  4
    Market Risk........................................  5
    Smaller Companies..................................  5
    Value Stocks.......................................  5
    Growth Stocks......................................  5
    Foreign Securities.................................  5
    Emerging Markets...................................  5
    Equity Derivatives.................................  5
    Leverage...........................................  5
    Active Trading.....................................  5
    Restricted Securities..............................  5
    Investment in Investment Companies.................  6
    Additional Information.............................  6
PORTFOLIO HOLDINGS.....................................  6
PAST PERFORMANCE.......................................  6
FEES AND EXPENSES OF THE SERIES........................  9
INVESTMENT MANAGER.....................................  9
    Management Fees....................................  9
SUB-ADVISERS...........................................  9
    Portfolio Managers................................. 10
    More Information About Portfolio Managers.......... 11
PURCHASE AND REDEMPTION OF SHARES...................... 11
    Revenue Sharing Payments........................... 11
    Market Timing/Short-Term Trading................... 11
DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS.............................. 13
DETERMINATION OF NET ASSET VALUE....................... 13
INVESTMENT POLICIES
AND MANAGEMENT PRACTICES............................... 14
    Foreign Securities................................. 14
    Emerging Markets................................... 14
    Smaller Companies.................................. 14
    Convertible Securities and Warrants................ 15
    Asset-Backed Securities............................ 15
    Initial Public Offering............................ 15
    Hard Asset Securities.............................. 15
    Guaranteed Investment Contracts.................... 15
    Futures and Options................................ 15
    Hybrid Instruments................................. 16
    Swaps, Caps, Floors and Collars.................... 16
    When-Issued Securities and
      Forward Commitment Contracts..................... 16
    Cash Reserves...................................... 16
    Shares of Other Investment Vehicles................ 16
    Borrowing.......................................... 17
    Securities Lending................................. 17
    Portfolio Turnover................................. 17
    Structured Investment Vehicles..................... 17
GENERAL INFORMATION.................................... 17
    Contractowner Inquiries............................ 17
FINANCIAL HIGHLIGHTS................................... 17

--------------------------------------------------------------------------------

SERIES' OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
Listed below are the investment objective and principal investment strategies for each of Series D and Series O of the SBL Fund (the "Fund"). Unless expressly designated as "fundamental," all policies and procedures of the Series, including their investment objectives, may be changed by the Fund's Board of Directors at any time without shareholder approval. As with any investment, there can be no guarantee that the Series will achieve their investment objectives.


Series D (Global Series)

       FUND FACTS
-------------------------------------------------------------
       Objective: Long-term growth of capital.
       Benchmark: MSCI World Index
     Sub-Adviser: Security Global Investors, LLC

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series D pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Series invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain. The Series may invest in issuers of any size, including small-capitalization issuers.

The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. Series D may also invest in emerging market countries.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

The Series' Sub-Adviser, Security Global Investors, LLC ("SGI"), manages the Series' assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.



The Series is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; and active trading risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 4 of this prospectus.



Series O (All Cap Value Series)
         (formerly, Series O (Equity Income Series))

       FUND FACTS
-------------------------------------------------------------
       Objective: Long-term growth of capital.
       Benchmark: Russell 3000 Value Index

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series O seeks long-term growth of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series O pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Series will invest in common stocks of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 3000 Value Index, which includes companies with small to large capitalizations. As of December 31, 2007, the index consisted of securities of companies with capitalizations that range from $27 million to $511.89 billion.


--------------------------------------------------------------------------------
                                        3

The Series' investments include common stocks and may also include rights, warrants, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest may be illiquid.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.



The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; foreign securities risk; equity derivatives risk; leverage risk; restricted securities risk; and investment in investment companies risk. Information on these risks is available in the section titled "Principal Risks" below.



PRINCIPAL RISKS
The following chart summarizes the principal risks applicable to Series D and Series O. However, the fact that a particular risk is not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in value stocks is not listed as a principal risk for Series D. This does not mean that Series D is prohibited from investing in value stocks, only that the risk of value stocks is not one of the principal risks associated with Series D. The Portfolio Manager(s) for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

--------------------------------------------------------
                              SERIES D      SERIES O
--------------------------------------------------------
Market Risk                       o             o
--------------------------------------------------------
Smaller Companies                 o             o
--------------------------------------------------------
Value Stocks                                    o
--------------------------------------------------------
Growth Stocks                     o
--------------------------------------------------------
Foreign Securities                o             o
--------------------------------------------------------
Emerging Markets                  o
--------------------------------------------------------
Equity Derivatives                o             o
--------------------------------------------------------
Leverage                          o             o
--------------------------------------------------------
Active Trading                    o
--------------------------------------------------------
Restricted Securities                           o
--------------------------------------------------------
Investments In                                  o
Investment Vehicles
--------------------------------------------------------

An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money.

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial


--------------------------------------------------------------------------------
market conditions. Market conditions may directly impact the liquidity and valuation of the securities in which a Series invests.

SMALLER COMPANIES -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities are often less liquid than those of larger, more established companies.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities, including investing in foreign securities through American Depositary Receipts ("ADRs"), involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. The risks may increase in underdeveloped capital markets.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An EMERGING MARKET FOREIGN COUNTRY is any country determined by the Investment Manager or a Sub-Adviser to have developing or emerging economy and markets. Countries included in the definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, and lack of availability. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. These practices also entail transactional expenses.

LEVERAGE -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

ACTIVE TRADING -- Active trading will increase the costs a Series incurs and, as a result, may lower a Series' performance.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified


--------------------------------------------------------------------------------
                                        5
institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

INVESTMENT IN INVESTMENT COMPANIES -- To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment companies or investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or investment vehicle or the investment company industry generally. Investment in other investment companies or investment vehicles may include index-based unit investment trusts such as SPDRs (based on the S&P 500 Index), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). The issuers of such index-based investments typically hold substantially all of their assets in securities representing a specific index. In the case of the SPDRs, the index represented is the S&P 500, but the Series may invest in other index based investments designed to track other indexes or market sectors. The Series may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

ADDITIONAL INFORMATION -- For more information about the Series' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus and the Statement of Additional Information.

PORTFOLIO HOLDINGS
A description of the Series' policies and procedures with respect to the disclosure of the Series' underlying portfolio securities is available in the Series' Statement of Additional Information and on their website at www.securitybenefit.com. In addition, investors should note that the Series publish a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each calendar month. Such information will remain online for four months or as otherwise required by law.

PAST PERFORMANCE
The charts and tables on the following pages provide some indication of the risks of investing in the Series by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. In the absence of expense reductions for Series O, the performance quoted for that Series would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.



--------------------------------------------------------------------------------

Series D (Global Series)(1)


HIGHEST AND LOWEST RETURNS
(Quarterly 1998 -2007)
----------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 1999                34.92%

LOWEST QUARTER
Q3 ended September 30, 2001              -18.24%


Year-to-date returns                     (10.74)%
(as of June 30, 2008)

Bar Chart:
1998      20.08%
1999      53.67%
2000       3.53%
2001     -12.25%
2002     -22.71%
2003      43.45%
2004      18.79%
2005      13.53%
2006      17.34%
2007       8.88%


----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
----------------------------------------------------------------------------------------------------------------------------
                                                                                  1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series D                                                                           8.88%          19.84%          12.34%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees, expenses or taxes)(2)            9.04%          16.96%           7.00%
----------------------------------------------------------------------------------------------------------------------------
1   Oppenheimer Funds, Inc. was engaged to provide investment advisory services to 100% of Series D from November 1, 1998 to August 1, 2007. Effective
    August 1, 2007, Security Global Investors, LLC was engaged to manage 50% of
    Series D's assets. Effective May 1, 2008, OppenheimerFunds, Inc. will no longer provide investment advisory services to Series D's assets, and
    Security Global Investors, LLC will manage 100% of Series D.
2   The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        7

Series O (All Cap Value Series)(1)


HIGHEST AND LOWEST RETURNS
(Quarterly 1998 -2007)
----------------------------------------------------
HIGHEST QUARTER
Q2 ended June 30, 2003                    16.67%

LOWEST QUARTER
Q3 ended September 30, 2002              -17.51%


Year-to-date returns                    (13.91)%
(as of June 30, 2008)

Bar Chart:
1998       9.02%
1999       3.13%
2000      12.86%
2001       1.32%
2002     -13.43%
2003      25.25%
2004      14.43%
2005       3.74%
2006      18.82%
2007       2.82%


----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
----------------------------------------------------------------------------------------------------------------------------
                                                                                  1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series O                                                                            2.82%          12.68%           7.29%
----------------------------------------------------------------------------------------------------------------------------
Russell 3000 Value Index (reflects no deduction for fees, expenses or              (1.01)%         14.69%           7.73%
  taxes)(2)
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)                5.49%          12.83%           5.91%
----------------------------------------------------------------------------------------------------------------------------
1   T. Rowe Price Associates, Inc. served as the sub-adviser to the Series from its inception to August 15, 2008. Since then, advisory services have been provided by the Investment Manager, and the Series has a new investment objective and new investment strategies.
2   The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index replaced the S&P 500 Index as the
    Series' primary benchmark effective August 18, 2008, to provide a more meaningful comparison of the Series' performance in light of the changes to the Series' investment objective and strategies.
3   The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        8

FEES AND EXPENSES OF THE SERIES
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

The table below reflects expenses that are deducted from Series assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

-------------------------------------------------------------
SERIES D (GLOBAL)
-------------------------------------------------------------
Advisory fee..................................     1.00%
Other expenses................................     0.26%
TOTAL ANNUAL OPERATING EXPENSES...............     1.26%
-------------------------------------------------------------
SERIES O (ALL CAP VALUE)*
-------------------------------------------------------------
Advisory fee..................................     0.70%
Other expenses................................     0.14%
TOTAL ANNUAL OPERATING EXPENSES...............     0.84%
*  Based on fees and expenses of Series O for the fiscal
   year ended December 31, 2007 and restated to reflect a lower contractual advisory fee effective August 18, 2008.
-------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invested $10,000 in a Series for the time periods indicated and redeemed your shares at the end of each period. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

-------------------------------------------------------------
                          1         3         5        10
                         YEAR     YEARS     YEARS    YEARS
-------------------------------------------------------------
Series D (Global)         $129     $400      $692     $1,523
-------------------------------------------------------------
Series O (All Cap           86      268       466      1,037
Value)
-------------------------------------------------------------

INVESTMENT MANAGER
Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to the Series. On December 31, 2007, the aggregate assets of all accounts under management of the Investment Manager were approximately $9.49 billion.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated. For Series for which the Investment Manager has retained a Sub-Adviser, the Investment Manager, and not the Series, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of a Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary, and they may be terminated at any time.

------------------------------------------
MANAGEMENT FEES (expressed as a
percentage of average net assets)
------------------------------------------
Series D.....................   1.00%
Series O.....................   1.00%*
* Effective August 18, 2008, the
  investment management fee payable by
  Series O to the Investment Manager is
  equal to 0.70% of average daily net
  assets on an annual basis.
------------------------------------------

A discussion regarding the basis of the Board of Directors approving any investment advisory contract or sub-advisory contract of the Series is available in the Series' annual report for fiscal year ended December 31, 2007. In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract of Series O, which became effective on August 18, 2008, is available in Series O's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS -- The following Portfolio Managers of the Investment Manager oversee the day-to-day operations of Series O. The Statement of Additional Information provides information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in Series O.

--------------------------------------------------------------------------------
      SERIES O
(ALL CAP VALUE SERIES)
--------------------------------------------------------------------------------


MARK A. MITCHELL, Portfolio Manager of the Investment Manager, has co-managed Series O (All Cap Value Series) since August 2008. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995;


--------------------------------------------------------------------------------
                                        9

Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, U.S. Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, has co-managed Series O (All Cap Value Series) since August 2008. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and a Masters of Business Administration from Washington University. He is a Chartered Financial Analyst charterholder.

SUB-ADVISERS
The Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate Sub-Advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval. If a new Sub-Adviser is hired, shareholders will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Series which use a Sub-Adviser:

o    Performing initial due diligence on prospective Sub-Advisers for the Series

o    Monitoring the performance of the Sub-Advisers

o    Communicating performance expectations to the Sub-Advisers

o Ultimately recommending to the Board of Directors whether a Sub-Adviser's contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of Sub-Advisers. Although the Investment Manager will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Series will obtain favorable results at any given time.

The Investment Manager has engaged Security Global Investors, LLC, ("SGI") 801 Montgomery Street, 2nd Fl, San Francisco, CA 94133, to provide investment advisory services to Series D. SGI has operated as an investment adviser since August 2007. SGI managed more than $547.7 million in assets of December 31, 2007. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Series:

--------------------------------------------------------------------------------
    SERIES D
(GLOBAL SERIES)
--------------------------------------------------------------------------------

JOHN BOICH, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

SCOTT F. KLIMO, Portfolio Manager of SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001,


--------------------------------------------------------------------------------
                                       10
focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

DAVID WHITTALL, Portfolio Manager of SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

MORE INFORMATION ABOUT PORTFOLIO MANAGERS -- The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of shares of the Series.

PURCHASE AND REDEMPTION OF SHARES
Security Benefit Life Insurance Company ("SBL") and SBL's affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 3:00 p.m. Central Time).

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Fund, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REVENUE SHARING PAYMENTS -- SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Fund or the Fund's shareholders, financial representatives who sell SBL's variable annuity products that invest in the SBL Fund. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or


--------------------------------------------------------------------------------
                                       11
securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers made within the previous 12 months;

o    transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited. Series C (Money Market Series) is another Series of SBL Fund.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial


--------------------------------------------------------------------------------
                                       12
intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS
Each Series pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series' shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE
The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.


--------------------------------------------------------------------------------
                                       13

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES
This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. The Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a Sub-Adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

To the extent authorized by law, each of the Series reserves the right to discontinue offering shares or cease operations at any time.

The following pages describe some of the investments that may be made by the Series, as well as some of the management practices of the Series.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group.


--------------------------------------------------------------------------------
                                        14

Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- Each Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks. At times, the Series may invest in asset-backed securities through "structured investment vehicles" (or "SIVs").

INITIAL PUBLIC OFFERING -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in Hard Asset Securities.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- The Series may utilize futures contracts and options on futures. The Series may also purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an


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                                       15
asset at a predetermined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in non-dollar-denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Series may not be successful. Each Series may invest in hybrid instruments.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES -- A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment


--------------------------------------------------------------------------------
                                       16
company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles.

BORROWING -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

STRUCTURED INVESTMENT VEHICLES ("SIVS") -- The Series may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs often invest in asset-backed and mortgage-backed securities, which are subject to the risks described above. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

GENERAL INFORMATION
CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.



FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand certain of the Series financial performance during the past five years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.




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                                       17

------------------------------------------------------------------------------------------------------------------------------
SERIES D (GLOBAL SERIES)
------------------------------------------------------------------------------------------------------------------------------
                                                                       FISCAL YEAR ENDED DECEMBER 31
                                               -------------------------------------------------------------------------------
                                                  2007(D)(E)         2006            2005            2004          2003(C)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........        $11.03         $  9.40           $8.28           $6.97         $ 4.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          0.08            0.03            0.03            0.03           0.03
Net gain (loss) on securities
   (realized & unrealized)..................          0.90            1.60            1.09            1.28           2.09
Total from investment operations............          0.98            1.63            1.12            1.31           2.12

LESS DISTRIBUTIONS:
Dividends (from net investment income)......            ---            ---             ---             ---          (0.02)
Distributions (from capital gains)..........            ---            ---             ---             ---            ---
Distributions (in excess of capital gains)..            ---            ---             ---             ---            ---
Total distributions.........................            ---            ---             ---             ---          (0.02)
NET ASSET VALUE END OF PERIOD...............        $12.01          $11.03           $9.40           $8.28         $ 6.97
TOTAL RETURN (A)............................          8.88%          17.34%          13.53%          18.79%         43.45%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $550,177        $571,006        $516,213        $466,577       $427,609
Ratio of expenses to average net assets.....          1.26%           1.24%           1.24%           1.23%          1.25%
Ratio of net investment income
   (loss) to average net assets.............          0.67%           0.32%           0.30%           0.37%          0.44%
Portfolio turnover rate.....................           115%             23%             33%             28%            44%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SERIES O (ALL CAP VALUE SERIES)
------------------------------------------------------------------------------------------------------------------------------
                                                                       FISCAL YEAR ENDED DECEMBER 31
                                               -------------------------------------------------------------------------------
                                                    2007(D)          2006            2005            2004          2003(B)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........        $22.73          $19.13          $18.44          $16.14         $13.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          0.34            0.31            0.23            0.21           0.22
Net gain (loss) on securities
   (realized & unrealized)..................          0.30            3.29            0.46            2.12           3.09
Total from investment operations............          0.64            3.60            0.69            2.33           3.31

LESS DISTRIBUTIONS:
Dividends (from net investment income)......            ---            ---             ---           (0.03)         (0.20)
Distributions (from capital gains)..........            ---            ---             ---             ---          (0.14)
Total distributions.........................            ---            ---             ---           (0.03)         (0.34)
NET ASSET VALUE END OF PERIOD...............        $23.37          $22.73          $19.13          $18.44         $16.14
TOTAL RETURN (A)............................          2.82%          18.82%           3.74%          14.43%         25.25%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $288,233        $295,049        $259,728        $240,833       $196,720
Ratio of expenses to average net assets.....          1.14%           1.15%           1.15%           1.13%          1.09%
Ratio of net investment income
   (loss) to average net assets.............          1.42%           1.41%           1.29%           1.31%          1.55%
Portfolio turnover rate.....................            25%             18%             20%             20%            19%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       18

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such expenses were reflected, the total return would be lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

(b) Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows:

------------------------------------------------------------------
                2007       2006      2005       2004      2003
------------------------------------------------------------------
Series O         ---       ---        ---       ---       1.08%
------------------------------------------------------------------

(c) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) OppenheimerFunds, Inc. was engaged to provide investment advisory services to 100% of Series D from November 1, 1998 to August 1, 2007. Effective August 1, 2007, Security Global Investors, LLC was engaged to manage 50% of Series D's assets. Effective May 1, 2008, OppenheimerFunds, Inc. will no longer provide investment advisory services to Series D's assets, and Security Global Investors, LLC will manage 100% of Series D.

--------------------------------------------------------------------------------
                                       19

FOR MORE INFORMATION

--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:
  Security Investors, LLC
  One Security Benefit Place
  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

  SEC:  On the EDGAR Database at http://www.sec.gov

  THE INVESTMENT MANAGER:  http://www.securitybenefit.com

  Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to certain of the subaccounts offered in such prospectus.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund       811-02753


--------------------------------------------------------------------------------
                                       20

                                                     SECURITY BENEFIT
                                                     Security Distributors, Inc.

      PROSPECTUS                            August 18, 2008

SBL FUND


| |      Series D (Global Series)

| |      Series Q (Small Cap Value)



--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

--------------------------------------------------------------------------------

SDI 382E (R8-08)                                                     46-03830-04

TABLE OF CONTENTS

--------------------------------------------------------------------------------

SERIES' INVESTMENT OBJECTIVES AND STRATEGIES........     3
    Series D (Global Series)........................     3
    Series Q (Small Cap Value Series)...............     3

PRINCIPAL RISKS.....................................     4
    Market Risk.....................................     4
    Smaller Companies...............................     4
    Value Stocks....................................     4
    Growth Stocks...................................     5
    Foreign Securities..............................     5
    Emerging Markets................................     5
    Equity Derivatives..............................     5
    Leverage........................................     5
    Active Trading..................................     5
    Restricted Securities...........................     5
    Additional Information..........................     5

PORTFOLIO HOLDINGS..................................     6

PAST PERFORMANCE....................................     6

FEES AND EXPENSES OF THE SERIES.....................     9

INVESTMENT MANAGER..................................     9
    Management Fees.................................     9

SUB-ADVISERS........................................     9
    Portfolio Managers..............................     10
    More Information About Portfolio Managers.......     11

PURCHASE AND REDEMPTION OF SHARES...................     11
    Revenue Sharing Payments........................     11
    Market Timing/Short-Term Trading................     11

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.     12

DETERMINATION OF NET ASSET VALUE....................     13

INVESTMENT POLICIES AND MANAGEMENT PRACTICES........     13
    Foreign Securities..............................     14
    Emerging Markets................................     14
    Smaller Companies...............................     14
    Convertible Securities and Warrants.............     14
    Asset-Backed Securities.........................     14
    Initial Public Offering.........................     15
    High Yield Securities...........................     15
    Hard Asset Securities...........................     15
    Guaranteed Investment Contracts ("GICs")........     15
    Futures and Options.............................     15
    Hybrid Instruments..............................     16
    Swaps, Caps, Floors and Collars.................     16
    When-Issued Securities and Forward Commitment
      Contracts.....................................     16
    Cash Reserves...................................     16
    Shares of Other Investment Vehicles.............     17
    Borrowing.......................................     17
    Securities Lending..............................     17
    Portfolio Turnover..............................     17
    Structured Investment Vehicles..................     17

GENERAL INFORMATION.................................     17
    Contractowner Inquiries.........................     17

FINANCIAL HIGHLIGHTS................................     17

--------------------------------------------------------------------------------

SERIES' INVESTMENT OBJECTIVES AND STRATEGIES
Listed below are the investment objective and principal investment strategies for each of Series D and Series Q of the SBL Fund (the "Fund"). Unless expressly designated as "fundamental," all policies and procedures of the Series, including their investment objectives, may be changed by the Fund's Board of Directors at any time without shareholder approval. As with any investment, there can be no guarantee that the Series will achieve their investment objectives.


Series D (Global Series)

       FUND FACTS
-------------------------------------------------------------
       Objective: Long-term growth of capital.
       Benchmark: MSCI World Index
     Sub-Adviser: Security Global Investors, LLC

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series D pursues its objective by investing, under normal market conditions in at least three countries, one of which may be the United States. The Series invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain. The Series may invest in issuers of any size, including small-capitalization issuers.

The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. Series D may also invest in emerging market countries.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

The Series' Sub-Adviser, Security Global Investors, LLC ("SGI"), manages the Series' assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.



The Series is subject to the following principal risks: market risk; smaller companies risk; growth stocks risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; and active trading risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 4 of this prospectus.



Series Q (Small Cap Value Series)
       FUND FACTS
-------------------------------------------------------------
       Objective: Long-term capital appreciation.
       Benchmark: Russell 2000 Index
     Sub-Adviser: Wells Capital Management Incorporated

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series Q seeks long-term capital appreciation

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series Q pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in stocks of small-capitalization companies, primarily investing in those companies that the Series' Sub-Adviser, Wells Capital Management Incorporated ("Wells Capital"), believes are undervalued relative to the market based on earnings, cash flow, or asset value.

The Series' benchmark is the Russell 2000 Index, but the Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at

--------------------------------------------------------------------------------
the time of purchase. Wells Capital specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment. The Series may write put and call options. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time.

Wells Capital may sell a stock, under other circumstances, when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The Russell 2500 Index is a market capitalization weighted U.S. equity index published by Frank Russell Company. The company with the largest market capitalization in the Russell 2500 Index was $20.6 billion as of December 31, 2007, and is expected to change frequently.

Under adverse or unstable market conditions, the Series may invest some or of its assets in cash, repurchase agreements, government bonds or money market securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series from any upswing in the market.



The Series is subject to the following principal risks: market risk; smaller companies risk; value stocks risk; foreign securities risk; emerging markets risk; equity derivatives risk; leverage risk; active trading risk; and restricted securities risk. Information on these risks is available in the section titled "Principal Risks" below.



PRINCIPAL RISKS
The following chart summarizes the principal risks applicable to Series D and Series Q. However, the fact that a particular risk is not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in value stocks is not listed as a principal risk for Series D. This does not mean that Series D is prohibited from investing in value stocks, only that the risk of value stocks is not one of the principal risks associated with Series D. The Portfolio Manager(s) for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, the Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

----------------------------------------------------------
                                SERIES D      SERIES Q
----------------------------------------------------------
Market Risk                         o             o
----------------------------------------------------------
Smaller Companies                   o             o
----------------------------------------------------------
Value Stocks                                      o
----------------------------------------------------------
Growth Stocks                       o
----------------------------------------------------------
Foreign Securities                  o             o
----------------------------------------------------------
Emerging Markets                    o             o
----------------------------------------------------------
Equity Derivatives                  o             o
----------------------------------------------------------
Leverage                            o             o
----------------------------------------------------------
Active Trading                      o             o
----------------------------------------------------------
Restricted Securities                             o
----------------------------------------------------------

An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money.

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Market conditions may directly impact the liquidity and valuation of the securities in which a Series invests.

SMALLER COMPANIES -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than those of larger, more established companies.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations

--------------------------------------------------------------------------------
are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities, including investing in foreign securities through American Depositary Receipts ("ADRs"), involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. The risks may increase in underdeveloped capital markets.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An EMERGING MARKET FOREIGN COUNTRY is any country determined by the Investment Manager or a Sub-Adviser to have developing or emerging economy and markets. Countries included in the definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, and lack of availability. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. These practices also entail transactional expenses.

LEVERAGE -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

ACTIVE TRADING -- Active trading will increase the costs a Series incurs and, as a result, may lower a Series' performance.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

ADDITIONAL INFORMATION -- For more information about the Series' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus and the Statement of Additional Information.

PORTFOLIO HOLDINGS

A description of the Series' policies and procedures with respect to the disclosure of the Series' underlying portfolio securities is available in the Series' Statement of Additional Information and on their website at www.securitybenefit.com. In addition, investors should note that the Series publish a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each calendar month.

--------------------------------------------------------------------------------

Such information will remain online for four months or as otherwise required by law.

PAST PERFORMANCE

The charts and tables on the following page provide some indication of the risks of investing in the Series by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------

Series D (Global Series)(1)


HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
--------------------------------------------------------------------------------


HIGHEST QUARTER
Q4 ended December 31, 1999                34.92%

LOWEST QUARTER
Q3 ended September 30, 2001              -18.24%

Year-to-date returns                    (10.74)%
(as of June 30, 2008)


 1998      1999       2000      2001       2002      2003     2004      2005      2006       2007
-------------------------------------------------------------------------------------------------

20.08%    53.67%      3.53%   -12.25%    -22.71%    43.45%   18.79%    13.53%    17.34%      8.88%




----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series D                                                                           8.88%          19.84%          12.34%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees, expenses or taxes)(2)            9.04%          16.96%           7.00%
----------------------------------------------------------------------------------------------------------------------------
1   Oppenheimer Funds, Inc. was engaged to provide investment advisory services to 100% of Series D from November 1, 1998 to August 1, 2007. Effective August 1, 2007, Security Global Investors, LLC was engaged to manage 50% of Series D's assets. Effective May 1, 2008, OppenheimerFunds, Inc. will no longer provide investment advisory services to
    Series D's assets, and Security Global Investors, LLC will manage 100% of Series D.
2   The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Series Q (Small Cap Value Series)


HIGHEST AND LOWEST RETURNS
(Quarterly 2001-2007)
---------------------------------------------------- ---------------------------

HIGHEST QUARTER
Q2 ended June 30, 2003                    24.00%

LOWEST QUARTER
Q3 ended September 30, 2002              -19.16%

Year-to-date returns                   (1.04)%
(as of June 30, 2008)




      2001       2002     2003      2004      2005      2006      2007
------------------------------------------------------------------------
     22.16%     -6.96%   50.90%    20.37%    14.51%    13.41%    10.25%

----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 1 Year          5 Year          Since
                                                                                                              Inception(1)
----------------------------------------------------------------------------------------------------------------------------
Series Q                                                                          10.25%          21.06%          16.26%
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)(2)         (1.57)%         16.25%           6.89%
----------------------------------------------------------------------------------------------------------------------------
1   For the period beginning May 1, 2000 (date of inception) to December 31, 2007.
2   The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the
    Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE SERIES
--------------------------------------------------------------------------------
                            ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

The table below reflects expenses that are deducted from the Series' assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

--------------------------------------------------------------
SERIES D (GLOBAL)
--------------------------------------------------------------
Advisory fee...................................    1.00%
Other expenses.................................    0.26%
TOTAL ANNUAL OPERATING EXPENSES................    1.26%
--------------------------------------------------------------
SERIES Q (SMALL CAP VALUE)
--------------------------------------------------------------
Advisory fee...................................    1.00%
Other expenses.................................    0.18%
TOTAL ANNUAL OPERATING EXPENSES................    1.18%
--------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invested $10,000 in a Series for the time periods indicated and redeemed your shares at the end of each period. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

-------------------------------------------------------------
                                1       3       5      10
                               YEAR   YEARS   YEARS   YEARS
-------------------------------------------------------------
Series D (Global)               $129   $400    $692   $1,523
-------------------------------------------------------------
Series Q (Small Cap Value)       120    375     649    1,432
-------------------------------------------------------------

INVESTMENT MANAGER

Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to the Series. On December 31, 2007, the aggregate assets of all accounts under management of the Investment Manager were approximately $9.49 billion.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated. For Series for which the Investment Manager has retained a Sub-Adviser, the Investment Manager, and not the Series, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of a Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary, and they may be terminated at any time.

------------------------------------------
MANAGEMENT FEES (expressed as a
percentage of average net assets)
------------------------------------------
Series D....................    1.00%
Series Q....................    1.00%
------------------------------------------

SUB-ADVISERS

The Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate Sub-Advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval. If a new Sub-Adviser is hired, shareholders will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Series which use a Sub-Adviser:

o    Performing initial due diligence on prospective Sub-Advisers for the Series

o    Monitoring the performance of the Sub-Advisers

o    Communicating performance expectations to the Sub-Advisers

o Ultimately recommending to the Board of Directors whether a Sub-Adviser's contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of Sub-Advisers. Although the Investment Manager will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Series will obtain favorable results at any given time.

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), 801 Montgomery Street, 2nd Fl, San Francisco, CA 94133, to provide investment advisory services to Series D. SGI has operated as


--------------------------------------------------------------------------------
an investment adviser since August 2007. SGI managed more than $547.7 million in assets as of December 31, 2007. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

The Investment Manager has engaged Wells Capital Management, Incorporated ("Wells Capital"), 525 Market Street, 10th Floor, San Francisco, California 94105, to provide investment advisory services to Series Q. As of December 31, 2007, Wells Capital managed over $220 billion in separate account and fund assets for institutional investors. Wells Capital is part of Wells Fargo's Institutional Investment Group, which also includes Wells Fargo Funds, 401(k) and retirement products, institutional bond brokerage, and custody services.

A discussion regarding the basis of the Board of Directors approving any investment advisory contract or sub-advisory contract of the Series will is available in the Series' annual report for fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS -- The Portfolio Managers of the following Sub-Advisers oversee the day-to-day operations of the following Series:

--------------------------------------------------------------------------------
                                    SERIES D
                                 (GLOBAL SERIES)
--------------------------------------------------------------------------------

JOHN BOICH, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

SCOTT F. KLIMO, Portfolio Manager of SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

DAVID WHITTALL, Portfolio Manager of SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

--------------------------------------------------------------------------------
                                    SERIES Q
                            (SMALL CAP VALUE SERIES)
--------------------------------------------------------------------------------

I. CHARLES RINALDI, portfolio manager at Wells Capital, has been the manager of Series Q (Small Cap Value Series) since its inception in May 2000. He has over 25 years of investment experience. He joined Wells Capital in December 2004. Prior to joining Wells Capital, Mr. Rinaldi was employed by Strong Capital Management beginning in November 1997 and was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received a Bachelor of Science from St. Michael's College in 1965 and a Masters of Business Administration in Finance from Babson College in 1970.


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                                       10

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MORE INFORMATION ABOUT PORTFOLIO MANAGERS -- The Statement of Additional
Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of shares of the Series.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company ("SBL") and SBL's affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 3:00 p.m. Central Time).

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Fund, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REVENUE SHARING PAYMENTS -- SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Fund or the Fund's shareholders, financial representatives who sell SBL's variable annuity products that invest in the SBL Fund. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies


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                                       11
and procedures take into account, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers made within the previous 12 months;

o    transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited. Series C (Money Market Series) is another series of SBL Fund.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and


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                                       12
sources of income. If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series' shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be


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                                       13
viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. The Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a Sub-Adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

To the extent authorized by law, each of the Series reserves the right to discontinue offering shares or cease operations at any time.

The following pages describe some of the investments that may be made by the Series, as well as some of the management practices of the Series.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- Each Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to

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                                       14
allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation, and liquidity risks. At times, the Series may invest in asset-backed securities through "structured investment vehicles" or ("SIVs").

INITIAL PUBLIC OFFERING -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant Sub-Adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in Hard Asset Securities.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS --The Series may utilize futures contracts and options on futures. The Series may also purchase call and put options and write call and put


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                                       15
options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in non-dollar-denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Series may not be successful. Each Series may invest in hybrid instruments.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.


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                                       16

SHARES OF OTHER INVESTMENT VEHICLES -- A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles.

BORROWING -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

STRUCTURED INVESTMENT VEHICLES ("SIVS") -- The Series may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs often invest in asset-backed and mortgage-backed securities, which are subject to the risks described above. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.



FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand certain of the Series financial performance during the past five years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.




--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
SERIES D (GLOBAL SERIES)
----------------------------------------------------------------------------------------------------------------------------
                                                                     FISCAL YEAR ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------
                                               2007(D)(E)         2006            2005            2004          2003(B)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD........       $11.03         $  9.40           $8.28           $6.97          $ 4.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............         0.08            0.03            0.03            0.03            0.03
Net gain (loss) on securities
   (realized & unrealized).................         0.90            1.60            1.09            1.28            2.09
Total from investment operations...........         0.98            1.63            1.12            1.31            2.12

LESS DISTRIBUTIONS:
Dividends (from net investment income).....          ---             ---             ---             ---           (0.02)
Distributions (from capital gains).........          ---             ---             ---             ---             ---
Distributions (in excess of capital gains).          ---             ---             ---             ---             ---
Total distributions........................          ---             ---             ---             ---           (0.02)
NET ASSET VALUE END OF PERIOD..............       $12.01          $11.03           $9.40           $8.28          $ 6.97
TOTAL RETURN (A)...........................         8.88%          17.34%          13.53%          18.79%          43.45%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).......      $550,177        $571,006        $516,213        $466,577        $427,609
Ratio of expenses to average net assets....         1.26%           1.24%           1.24%           1.23%           1.25%
Ratio of net investment income
   (loss) to average net assets............         0.67%           0.32%           0.30%           0.37%           0.44%
Portfolio turnover rate....................          115%             23%             33%             28%             44%
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
SERIES Q (SMALL CAP VALUE SERIES)
----------------------------------------------------------------------------------------------------------------------------
                                                                     FISCAL YEAR ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------
                                                 2007(D)         2006(C)          2005            2004            2003
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........      $26.14          $23.05          $20.13          $16.84          $11.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................       (0.12)          (0.09)          (0.11)          (0.12)          (0.03)
Net gain (loss) on securities
   (realized & unrealized)..................        2.80            3.18            3.03            3.53            5.73
Total from investment operations............        2.68            3.09            2.92            3.41            5.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)......         ---             ---             ---             ---             ---
Distributions (from capital gains)..........         ---             ---             ---           (0.12)          (0.10)
Total distributions.........................         ---             ---             ---           (0.12)          (0.10)
NET ASSET VALUE END OF PERIOD...............      $28.82          $26.14          $23.05          $20.13          $16.84
TOTAL RETURN (A)............................       10.25%          13.41%          14.51%          20.37%          50.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........     $166,871        $159,852        $144,166        $112,133         $87,297
Ratio of expenses to average net assets.....        1.18%           1.25%           1.22%           1.19%           1.22%
Ratio of net investment income
   (loss) to average net assets.............      (0.42)%         (0.36)%         (0.58)%         (0.68)%         (0.28)%
Portfolio turnover rate.....................          42%             46%             37%             43%             37%
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

(c) The expense ratio was calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. The expense ratio with such reductions was 1.24% in 2006.

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) OppenheimerFunds, Inc. was engaged to provide investment advisory services to 100% of Series D from November 1, 1998 to August 1, 2007. Effective August 1, 2007, Security Global Investors, LLC was engaged to manage 50% of Series D's assets. Effective May 1, 2008, OppenheimerFunds, Inc. will no longer provide investment advisory services to Series D's assets, and Security Global Investors, LLC will manage 100% of Series D.


--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:
  Security Investors, LLC
  One Security Benefit Place
  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

  SEC:  On the EDGAR Database at http://www.sec.gov

  THE INVESTMENT MANAGER:  http://www.securitybenefit.com

  Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the applicable variable annuity or variable life insurance product prospectus. Series D and Series Q correspond to the Global and Small Cap Value subaccounts offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund       811-02753


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SBL FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the SBL Fund Prospectus dated August 18, 2008, as it may be supplemented from time to time. A Prospectus may be obtained by writing the Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3000 or (800) 888-2461. The financial statements included in the Fund's December 31, 2007 Annual Report and the Fund's June 30, 2008 Semi-Annual Report are incorporated herein by reference. A copy of the Fund's Annual Report is available, without charge, by calling the phone numbers listed above.

Statement of Additional Information
August 18, 2008
RELATING TO THE SBL FUND PROSPECTUSES DATED AUGUST 18, 2008
AS THEY MAY BE SUPPLEMENTED FROM TIME TO TIME

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Investors, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

SDI 382A (R8-08)                                                     46-03824-01

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

What is SBL Fund? .......................................................      3

Additional Investment Policies of Series ................................      3
   Series A (Equity Series) .............................................      3
   Series B (Large Cap Value Series) ....................................      4
   Series C (Money Market Series) .......................................      4
   Series D (Global Series) .............................................      6
   Series E (Diversified Income Series) .................................      7
   Series H (Enhanced Index Series) .....................................      9
   Series J (Mid Cap Growth Series) .....................................     10
   Series N (Managed Asset Allocation Series) ...........................     10
   Series O (All Cap Value Series) ......................................     12
   Series P (High Yield Series) .........................................     13
   Series Q (Small Cap Value Series) ....................................     14
   Series V (Mid Cap Value Series) ......................................     15
   Series X (Small Cap Growth Series) ...................................     15
   Series Y (Select 25 Series) ..........................................     15
   Series Z (Alpha Opportunity Series) ..................................     16

Investment Policies and
   Management Practices .................................................     16
   American Depositary Receipts .........................................     16
   Shares of Other Investment Companies .................................     16
   Repurchase Agreements ................................................     17
   Reverse Repurchase Agreements ........................................     18
   Real Estate Securities ...............................................     18
   U.S. Government Securities ...........................................     18
   Inflation-Linked Securities ..........................................     19
   Municipal Securities .................................................     19
   Debt Obligations .....................................................     19
   Risks Associated with Low-Rated and Comparable
      Unrated Debt Securities (Junk Bonds) ..............................     20
   Put and Call Options .................................................     23
   Trading in Futures ...................................................     27
   Short Sales ..........................................................     33
   Swaps, Caps, Floors and Collars ......................................     34
   Spread Transactions ..................................................     35
   Credit Derivative Transactions .......................................     35
   Hybrid Instruments ...................................................     35
   Lending of Portfolio Securities ......................................     36
   Leverage .............................................................     36
   Other Lending/Borrowing ..............................................     37
   Zero Coupon Securities ...............................................     37
   When-Issued and Forward Commitment Securities ........................     37
   Mortgage-Backed Securities and
      Collateralized Mortgage Obligations ...............................     38
   Asset-Backed Securities ..............................................     38
   Guaranteed Investment Contracts ("GICs") .............................     40
   Restricted Securities ................................................     40
   Risks of Private Investments in Public Companies .....................     41
   Warrants .............................................................     41
   Certain Risks of Foreign Investing ...................................     42

Investment Restrictions .................................................     44
   Fundamental Policies .................................................     45
   Operating Policies ...................................................     46

Disclosure of Portfolio Holdings ........................................     46
Directors and Officers ..................................................     48

Committees ..............................................................     50
   Audit Committee ......................................................     50
   Nominating Committee .................................................     50

Remuneration of Directors and Others ....................................     50

Directors' Ownership of Securities ......................................     52

Sale and Redemption of Shares ...........................................     55

Investment Management ...................................................     55
   Investment Advisory Agreement ........................................     55

Sub-Advisers ............................................................     58

Code of Ethics ..........................................................     59
   Portfolio Managers ...................................................     60
   Security Investors, LLC ..............................................     60
   SGI ..................................................................     62
   NTI ..................................................................     63
   T. Rowe Price ........................................................     63
   Wells Capital ........................................................     64
   RS Investments .......................................................     65
   Mainstream ...........................................................     66
   Other Accounts Managed by Portfolio Managers .........................     66

Proxy Voting ............................................................     71
   The Investment Manager & SGI .........................................     71
   NTI ..................................................................     71
   T. Rowe Price ........................................................     72
   Wells Capital ........................................................     74
   RS Investments .......................................................     75
   Mainstream ...........................................................     75

Portfolio Turnover ......................................................     76

Determination of Net Asset Value ........................................     76

Portfolio Transactions ..................................................     77

Distributions and Federal
   Income Tax Considerations ............................................     79
   Code Section 817(h) Diversification ..................................     80

Ownership and Management ................................................     81

Capital Stock and Voting ................................................     81

Custodians, Transfer Agent
   and Dividend-Paying Agent ............................................     81

Independent Registered
   Public Accounting Firm ...............................................     82

Financial Statements ....................................................     82

Appendix A
   Description of Short-Term Instruments ................................     83
   Description of Commercial Paper Ratings ..............................     83
   Description of Corporate Bond Ratings ................................     83


--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------

What is SBL Fund?

SBL Fund (the "Fund"), a Kansas corporation, was organized by Security Benefit Life Insurance Company ("SBL") on May 26, 1977, and serves as the investment vehicle for certain variable annuity and variable life insurance separate accounts of SBL, life insurance company separate accounts of affiliates of SBL and life insurance company separate accounts of insurers that are not affiliated with SBL. Shares of the Fund will be sold to such insurance companies for allocation to their separate accounts, which are established for the purpose of funding variable annuity and variable life insurance contracts. The Fund reserves the right to expand the class of persons eligible to purchase shares of any series of the Fund or to reject any offer.

The Fund is an open-end management investment company of the series type registered under the Investment Company Act of 1940 ("1940 Act"), which currently issues its shares in the following series: Series A, Series B, Series C, Series D, Series E, Series H, Series J, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y and Series Z ("Series"). The assets of each Series are held separate from the assets of the other Series, and each Series has investment objectives which differ from those of the other Series.

All investment companies are required to operate within the limitations imposed by their fundamental investment policies. (See "Investment Restrictions")

As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Each Series represents a diversified securities portfolio (other than Series Y which is a non-diversified portfolio within the meaning of the 1940 Act) under professional management, and the value of shares held by participating insurer's separate accounts will fluctuate with changes in the value of the Series' portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value ("NAV"). (See "Sale and Redemption of Shares")

Professional investment advice is provided to the Fund and to each Series by Security Investors, LLC (the "Investment Manager"). The Investment Manager has engaged Security Global Investors, LLC ("SGI") to provide investment advisory services to Series D and a portion of Series Z of the Fund; Northern Trust Investments, N.A. ("NTI") to provide investment advisory services to Series H of the Fund; T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to Series N of the Fund; Wells Capital Management, Inc. ("Wells Capital") to provide investment advisory services to Series Q of the Fund; RS Investment Management Co. LLC. ("RS Investments") to provide investment advisory services to Series X of the Fund; and Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services to a portion of Series Z of the Fund.

Additional Investment Policies of the Series

Investment objectives and policies of each Series are described in the Series' prospectuses. Below are additional details about the investment policies of certain Series. There are risks inherent in the ownership of any security, and there can be no assurance that the Series' investment objectives will be achieved. The objectives and policies, except those enumerated under "Investment Restrictions," may be modified at any time without stockholder approval.

To comply with regulations under Section 817(h) of the Internal Revenue Code, as amended (the "Code"), each Series of the Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. government securities, each U.S. government agency and instrumentality is to be treated as a separate issuer.

Series A (Equity Series) -- Series A seeks to achieve its objective by investing primarily in a broadly diversified portfolio of common stocks (which may include American Depositary Receipts ("ADRs") or securities with common stock characteristics, such as securities convertible into common stocks. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Policies and Management Practices." Series A may also invest in preferred stocks, bonds and other debt securities. Income potential will be considered to the extent doing so is consistent with Series A's investment objective of long-term capital growth. Series A may invest its assets temporarily in cash, repurchase agreements, government bonds or money market instruments for defensive purposes. Series A invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits.

Series A may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. Series A may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a

--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------

particular sector of the equity market, while maintaining liquidity.

From time to time, Series A may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation, and no interest or dividends accrue to Series A prior to the settlement date. Series A will segregate cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Assets may be segregated by Series A's custodian or on Series A's books. Series A may also invest up to 5% of its total assets in warrants (other than those attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a particular period. A warrant ceases to have value if it is not exercised prior to its expiration date. Series A may also invest in options and futures contracts.

Series A will invest, under normal circumstances, at least 80% of its assets in equity securities. Should Series A change its policy of investing at least 80% of its assets in the type of investment suggested by its name, Series A will provide shareholders at least 60 days notice prior to making the change.

Series B (Large Cap Value Series) --Series B's investments may include common stocks, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. Series B may, consistent with its status as a diversified mutual fund, focus its investments in a limited number of issuers.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. Series B may use these investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

Series C (Money Market Series) -- Series C will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified and liquid portfolio of primarily the highest quality money market instruments, which may include restricted securities as discussed under "Rule 144A Securities" below. Series C may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Series C may invest in money market instruments with maturities of not longer than thirteen months, consisting of the following:

U.S. Government Securities. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations, such as repurchase agreements.

Some U.S. government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Bank Obligations. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, and instruments fully collateralized with such obligations, such as repurchase agreements.

Corporate Obligations. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Corporation, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by Standard & Poor's, subject to the limitations on investment in instruments in the second-highest rating category, discussed below. (See the Appendix for a description of the commercial paper and corporate bond ratings.)

Series C may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by Series C of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------

repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Series C's assets will be invested in illiquid assets, which include repurchase agreements with maturities of more than seven days.

Series C may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Policies and Management Practices."

Series C may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities, or to meet potential redemptions or expenses.

Variable Rate Instruments. See the discussion of variable rate instruments under "Investment Policies and Management Practices."

Series C may also invest in guaranteed investment contracts ("GICs") issued by insurance companies subject to Series C's policy that not more than 10% of the total assets will be invested in illiquid securities. See "Investment Policies and Management Practices" for a discussion of GICs.

Rule 144A Securities. Certain of the securities acquired by Series C may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Securities Act").

Series C may invest only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by Standard & Poor's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, Series C may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

Series C may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. government securities. Series C may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that Series C has no more than one such investment outstanding at any time. In the event that an instrument acquired by Series C is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument is acquired by Series C that ceases to be eligible for Series C, the Investment Manager will promptly dispose of such security in an orderly manner, unless the Board of Directors determines that this would not be in the best interests of Series C.

While Series C does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changed economic conditions or the financial condition of the issuer, or for other reasons. While Series C is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or NAV since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

Series C will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. While investing only in high quality money market instruments, investment in Series C is not without risk. The market value of fixed income securities is generally affected by changes in the level of interest rates. An

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increase in interest rates will generally reduce the market value of fixed income investments, and a decline in interest rates will generally increase their value. Instruments with longer maturities are subject to greater fluctuations in value from general interest rate changes than are shorter term issues. Such market value changes could cause changes in the NAV per share. (See "Determination of Net Asset Value") To reduce the effect of fluctuating interest rates on the NAV of its shares, Series C intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Series C's investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations.

Series D (Global Series) -- Series D will seek to achieve its objective through investment in a diversified portfolio of securities which, under normal circumstances, will consist primarily of various types of common stocks, which may include ADRs and equivalents (the following constitute equivalents: convertible debt securities, REITs, warrants and options). Series D may also invest in preferred stocks, swap agreements, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of Series D's investment objective and policies, see the Prospectus.

Certain of the securities purchased by Series D may be restricted as to disposition under the federal securities laws, including, but not limited to, securities referred to as PIPEs (Private Investment in Public Equity) and restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act and subject to the Fund's policy that not more than 10% of total assets will be invested in illiquid securities. Series D's Sub-Adviser, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. In making this determination, the Sub-Adviser, under the supervision of the Board of Directors, will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, Series D's holdings of illiquid securities will be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in restricted securities, including Rule 144A restricted securities, could have the effect of increasing the amount of Series D's assets invested in illiquid securities, and there may be undesirable delays in selling illiquid securities.

In seeking to achieve its investment objective, Series D can also, but is not required, engage in the following investment practices:

Transaction Hedging. When Series D enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, Series D will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, Series D may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, Series D can, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, Series D will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging." To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, Series D can purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby Series D purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of Series D's portfolio or securities or prevent loss if the price of such securities should decline.

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Portfolio Hedging. Some or all of Series D's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of Series D's Sub-Adviser, SGI, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Series D can enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of Series D's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). Series D, for hedging purposes only, can also enter into forward currency exchange contracts to increase its exposure to a foreign currency that SGI expects to increase in value relative to the United States dollar. Series D will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by SGI. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Series D seeks to limit its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The precise matching of the amounts under forward contracts and the value of its securities involved will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.

Repurchase Agreements. See the discussion of repurchase agreements under "Investment Policies and Management Practices."

Forward Commitments. Series D may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Series D, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of Series D's other assets. Although Series D will enter into such contracts with the intention of acquiring the securities, Series D may dispose of a commitment prior to settlement if SGI deems it appropriate to do so. Series D may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options. Series D can buy and sell certain kinds of put and call options. Series D may write only "covered" call options. A call option is "covered" if Series D owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by Series D's custodian). Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when SGI believes that the call premium received by Series D, plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. Up to 25% of Series D's total assets may be subject to written calls. Series D can purchase put and call options written by others. Series D intends to limit such transactions to less than 5% of total Series assets.

Series E (Diversified Income Series) -- In pursuing its investment objective, Series E will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof;
(iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage-backed securities ("MBSs"); (viii) investment grade asset-backed securities; (ix) zero coupon securities; (x) interest rate, index and total return swap agreements and (xi) credit default swaps as well as other credit derivative instruments. It is anticipated that Series E will maintain a dollar-weighted average duration of 3 to 10 years.

Series E may invest in corporate debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may

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be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

Series E may invest up to 25% of its assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Series E will not invest in junk bonds which are rated in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Series E may invest in lower rated or unrated securities of comparable quality, the achievement of Series E's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

The diversification rules under Section 817(h) of the Code limit the ability of Series E to invest more than 55% of its assets in the securities of any one U.S. government agency or instrumentality.

Series E may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and Canadian corporate debt securities. Canadian securities would not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

For fixed-income securities such as corporate debt securities or U.S. government securities, the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

Series E may invest in Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S.; Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks.

Series E also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. Series E's investments in foreign securities, including Canadian securities, will not exceed 25% of Series E's assets.

Series E may invest without limit in investment grade mortgage-backed securities
(MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). Series E may invest up to 10% of its assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs.

Series E may also invest without limit in investment grade asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, and other types of secured loans providing the source of both principal and interest.

Series E may enter into interest rate, index and total return swap agreements. Series E may also invest in credit default swaps as well as other credit derivative instruments. Series E may buy and sell futures contracts, exchange-traded and over-the-counter put and call options, including index options, securities options, and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by Series E will not exceed 5% of Series E's total assets. Series E may write only covered put and call options.

Series E may invest in zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Policies and Management Practices" for a discussion of zero coupon securities.

Series E may acquire certain securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act, subject to Series E's policy that not more than 15% of Series E's assets will be invested in illiquid assets.

Series E may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to Series E prior to the settlement date. Series E will segregate case or liquid securities equal in value to commitments for such when issued securities. Assets

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may be segregated with Series E's custodian or on Series E's books.

Series E may invest in repurchase agreements on an overnight basis and may also enter into "reverse repurchase agreements" and "roll transactions."

The Series may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Policies and Management Practices."

Pending investment in securities or to meet potential redemptions, Series E may invest in certificates of deposit, bank demand accounts and money market instruments.

Series H (Enhanced Index Series) -- The Series will primarily invest in the common stock of companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-Adviser, NTI, believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general. Series H may also invest in the shares of other investment companies or vehicles.

NTI intends to monitor the sector and security weightings of Series H relative to the composition of the S&P 500 Index. NTI will overweight and underweight securities in the index based on whether it believes a stock will generate returns that will exceed or be less than the index. While Series H seeks to modestly outperform the S&P 500 Index, Series H expects that its returns will have a coefficient correlation of 0.90% to the S&P 500 Index. NTI believes that the various quantitative criteria used to determine which issues to over or underweight will balance each other so that the overall risk of Series H will not be materially different than risk of the S&P 500 itself.

The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

The following discussion contains more detailed information about types of instruments in which Series H may invest and strategies the Sub-Adviser may employ in pursuit of Series H's investment objective.

Other Equity Securities. As part of the strategies used to outperform the S&P 500, Series H may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like a fixed income investment because the market anticipates that the transaction will likely be consummated, resulting in a cash payment for the securities. In such cases, Series H may enter into securities index futures contracts and/or related options as described in this Statement of Additional Information in order to maintain its exposure to the equity markets when investing in these companies. While this strategy is intended to generate additional gains for Series H without materially increasing the risk to which Series H is subject, there can be no assurance that the strategy will achieve its intended results.

Short-Term Instruments. See Appendix A.

When-Issued and Delayed Delivery Securities. See "Investment Policies and Management Practices" - "When Issued Securities" for more information.

Equity Investments. Series H may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Reverse Repurchase Agreements. See "Investment Policies and Management Practices" - "Reverse Repurchase Agreements" for more information.

Convertible Securities. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Derivatives. Series H may invest in various instruments that are commonly known as derivatives. See "Investment Policies and Management Practices" for more information about options and futures.

Series H will invest, under normal circumstances, at least 80% of its assets in equity securities of companies in the S&P 500 index and futures contracts representative of the stocks that make up the index. Should Series H consider any change to its policy of investing at least 80% of its assets in the type of investment suggested by its name,

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Series H will provide shareholders at least 60 days notice prior to making the change.

Series J (Mid Cap Growth Series) -- Securities will be selected on the basis of their appreciation and growth potential. Current income will not be a factor in selecting investments, and any such income should be considered incidental. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. These companies often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a small or inexperienced management team. Their securities may trade less frequently and in limited volume and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies.

Series J may also invest in larger companies where opportunities for above-average capital appreciation appear favorable.

Series J may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. See "Investment Policies and Management Practices" - "When-Issued Securities."

Series J may also invest in options contracts. Series J may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. Series J will not use futures contracts for leveraging purposes. Series J will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of Series J's NAV.

Series J may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index.

In seeking capital appreciation, Series J may, during certain periods, trade to a substantial degree in securities for the short term. That is, Series J may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

Should Series J change its policy of investing at least 80% of its assets in the type of investment suggested by its name, Series J will provide shareholders at least 60 days notice prior to making the change.

Series N (Managed Asset Allocation Series) -- Series N is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Over the long term, Series N expects to allocate its assets so that approximately 40% of such assets will be in the fixed income sector (as defined below) and approximately 60% in the equity sector (as defined below). This mix may vary over shorter time periods within the ranges set forth below:

            ------------------------------------------------------
                                                            Range
            ------------------------------------------------------
            Fixed Income Sector .........................   30-50%
            Equity Sector ...............................   50-70%
            ------------------------------------------------------

The primary consideration in varying from the 60-40 allocation will be the outlook of Series N's Sub-Adviser, T. Rowe Price, for the different markets in which Series N invests. Shifts between the fixed income and equity sectors will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. There is, of course no guarantee that T. Rowe Price's gradual approach to allocating Series N's assets will be successful in achieving Series N's objective. Series N will maintain cash reserves to facilitate Series N's cash flow needs (redemptions, expenses and purchases of Series securities), and it may invest in cash reserves without limitation for temporary defensive purposes.

Assets allocated to the fixed income portion of Series N primarily will be invested in U.S. and foreign investment grade bonds, high yield bonds, short-term investments and currencies, as needed to gain exposure to foreign markets. Bank debt and loan participations and assignments may also be purchased. Assets allocated to the equity portion of Series N will be allocated among growth- and value-oriented stocks, domestic and international stocks, small- to large-cap stocks, currencies and futures.

Quality of bonds held by Series N will generally range from lower-medium to low and the Series may also purchase bonds in default if, in the opinion of T. Rowe Price, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. Securities which may be held as cash reserves include liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by
T. Rowe Price or shares in an internal money market fund managed by T. Rowe Price. Series N may use currencies

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to gain exposure to an international market prior to investing in non-dollar securities.

Large Cap securities generally include stocks of well-established companies with capitalization over $5 billion which can produce increasing dividend income. Series N's exposure to smaller market cap companies is not expected to be substantial and generally will not constitute more than 30% of the equity portion of the portfolio.

Non-dollar securities, which may comprise up to 35% of the equity portfolio of Series N, include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. T. Rowe Price intends to diversify the non-dollar portion of Series N's portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. Some of the countries in which Series N may invest may be considered to be developing and may involve special risks.

Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies may also be held to gain exposure to an international market prior to investing in a non-dollar stock.

Medium and small cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with smaller companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

Series N's foreign investments are also subject to currency risk described under "Investment Policies and Management Practices" - "Currency Fluctuations."

To manage this risk and facilitate the purchase and sale of foreign securities, Series N may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Policies and Management Practices" - "Forward Currency Contracts and Related Options" and "Purchase and Sale of Currency Futures Contracts and Related Options." Purchases by Series N of currencies in substitution of purchases of stocks and bonds will subject Series N to risks different from a fund invested solely in stocks and bonds.

Series N's investments include, but are not limited to, equity and fixed income securities of various types, and Series N may utilize the investment methods and investment vehicles described below.

Series N may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. Series N will not use futures contracts for leveraging purposes. Series N will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' NAV.

Series N may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of Series N's portfolio securities or currencies covering call or put options will not exceed 25% of Series N's assets. Series N may enter into foreign futures and options transactions. Although Series N has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

As part of its investment program and to maintain greater flexibility, Series N may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments."

Series N may acquire illiquid securities in an amount not exceeding 15% of assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. Series N will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act).

Series N may invest in securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved.

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Series N may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Policies and Management Practices." Series N may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not.

Series N may also invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). See "Investment Policies and Management Practices" for an additional discussion of such securities and the risks involved therein.

Series N may invest in zero coupon securities. See "Investment Policies and Management Practices" for a discussion of zero coupon securities.

While Series N will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. Series N may establish and maintain reserves as T. Rowe Price believes is advisable to facilitate Series N's cash flow needs. Cash reserves include money market instruments, including shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and repurchase agreements, in the two highest categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for Series N's cash flow needs.

Series N may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, Series N may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Policies and Management Practices" - "Lending of Portfolio Securities." Series N may also invest in real estate investment trusts (REITs). For a discussion of REITs and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Policies and Management Practices."

Series N may invest in municipal securities. For a discussion of municipal securities, see the discussion under "Investment Policies and Management Practices." Series N may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").


Series O (All Cap Value Series) -- Series O pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Series will invest in common stocks of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 3000 Value Index, which includes companies with small to large capitalizations. As of December 31, 2007, the index consisted of securities of companies with capitalizations that range from $27 million to $511.89 billion.


The Series' investments include common stocks and may also include rights, warrants, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

At times, the Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Series may invest may be illiquid.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market

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securities. Although the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.

Series P (High Yield Series) -- Under normal circumstances, Series P will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities;
(vi) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (viii) zero coupon securities; (ix) real estate investment trusts; (x) interest rate index and total return swap agreements and (xi) credit default swaps, as well as other credit derivative instruments. Series P may also invest up to 20% of its assets in common stocks (which may include ADRs), warrants, rights, and index-based securities.

Series P may invest up to 100% of its assets in junk bonds, which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Policies and Management Practices." Included in the debt securities which Series P may purchase are convertible bonds, or bonds with warrants attached.

Series P may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. Series P may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. Series P's investment in foreign securities, excluding Canadian securities, will not exceed 25% of Series P's assets.

Series P may invest up to 25% of its total assets in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). Series P may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs.

Series P may also invest up to 15% of its total assets in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Policies and Management Practices."

Series P may invest in U.S. government securities. U.S. government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. government.

Series P may invest in zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date.

Series P may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act, subject to Series P's policy that not more than 15% of Series P's assets will be invested in illiquid assets.

Series P may purchase securities on "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Series P may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." Series P may lend securities to broker/ dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of Series P's total assets. In addition, Series P may purchase loans, loan participations and other types of direct indebtedness.

Series P may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market.

Series P may invest in real estate investment trusts ("REITS") and other real estate industry investments.

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Series P may also invest in a variety of investment vehicles that seek to track the composition and performance of a specific index.

Series P's investment in warrants, valued at the lower of cost or market, will not exceed 5% of Series P's assets. Included within this amount, but not to exceed 2% of Series P's assets, may be warrants which are not listed on the NYSE or the American Stock Exchange. Warrants acquired by Series P in units or attached to securities may be deemed to be without value.

From time to time, Series P may invest part or all of its assets in U.S. government securities, commercial notes or money market instruments. It is anticipated that the weighted average maturity of Series P portfolio will range from 3 to 15 years under normal circumstances.

Series P may also invest up to 25% of its assets in senior secured floating rate corporate loans ("Senior Loans"). For a discussion of Senior Loans and certain risks involved therein, see this Statement of Additional Information under "Investment Policies and Management Practices" and the Fund's Prospectus under "Principal Risks."

Should Series P change its policy of investing at least 80% of its assets in the type of investment suggested by its name, Series P will provide shareholders at least 60 days notice prior to making the change.

Series Q (Small Cap Value Series) -- In seeking its objective, Series Q can invest in a broad array of securities and financial instruments, including, but not limited to (i) convertible securities; (ii) debt securities in all rating categories; and (iii) foreign securities (including ADRs, EDRs, foreign investment companies or vehicles and foreign currencies). Series Q may also invest in a wide array of instruments which are commonly referred to as derivatives, which may include options, futures, spread transactions, and swap agreements.

Series Q may invest in options (exchange traded and OTC) for any lawful purpose consistent with its investment objective such as hedging or managing risk. Series Q may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

Series Q may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. Series Q may enter into futures contracts, including, but not limited to, interest rate and index futures. Series Q may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. Series Q may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. Series Q will engage in this strategy only when Wells Capital believes it is more advantageous to Series Q than purchasing the futures contract.

Series Q may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. Series Q may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives Series Q the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that Series Q does not own, but which is used as a benchmark. The risk to Series Q in purchasing covered spread options is the cost of the premium paid for the spread option and any transactions costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect Series Q against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Series Q may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with Series Q's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to Series Q than if it had invested directly in an instrument that yielded that desired return or spread. Series Q also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that Series Q anticipates purchasing at a later date.

In addition to the derivative instruments and strategies described above and in the Prospectus, Wells Capital expects to discover additional derivative instruments and other hedging or risk management techniques. Wells Capital may utilize these new derivative instruments and techniques to the extent that they are consistent with Series Q's investment objective and permitted by Series Q's investment limitations, operating policies, and applicable regulatory authorities.

Series Q may also invest in restricted securities (including Rule 144A securities), repurchase agreements, reverse repurchase agreements, standby commitments, warrants, short sales against the box and when issued and delayed delivery securities.

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Should Series Q change its policy of investing at least 80% of its assets in the type of investment suggested by its name, Series Q will provide shareholders at least 60 days notice prior to making the change.

Series V (Mid Cap Value Series) -- Series V will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances, Series V will primarily invest in various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows.

Series V may also invest in (i) preferred stocks; (ii) warrants; (iii) investment grade debt securities (or unrated securities of comparable quality);
(iv) securities of other investment companies or vehicles; (v) futures; (vi) options; and (vii) options on futures. Series V may also invest in convertible securities (in any rating category), including up to 10% of its assets in instruments known as liquid yield option notes or "LYONS." Series V may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Series V may purchase securities which are restricted as to disposition under the federal securities laws, including, but not limited to, securities referred to as PIPEs (Private Investment in Public Equity) and securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act and subject to Series V's policy that not more than 15% of its assets will be invested in illiquid securities.

Series V reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Series V may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses.

Should Series V change its policy of investing at least 80% of its assets in the type of investment suggested by its name, Series V will provide shareholders at least 60 days notice prior to making the change.

Series X (Small Cap Growth Series) -- While there is careful selection and constant supervision by Series X's Sub-Adviser, there can be no guarantee that Series X's objective will be achieved. Investing in securities of small-sized companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for Series X to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Series X may also utilize the following investments and investment techniques and practices: borrowing, futures, options, options on futures, convertible securities, debt obligations (including low rated and unrated debt securities), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRS"), European Depositary Receipts ("EDRs"), Rule 144A securities, when-issued and delayed delivery securities, securities lending, repurchase agreements, reverse repurchase agreements, foreign investments, foreign currency exchange transactions, zero coupon debt securities, pay-in-kind securities and leverage.

Should Series X change its policy of investing at least 80% of its assets in the type of investment suggested by its name, Series X will provide shareholders at least 60 days notice prior to making the change.

Series Y (Select 25 Series) -- Series Y may invest in (i) common stocks; (ii) preferred stocks; (iii) foreign securities (including ADRs); (iv) investment grade debt securities (or unrated securities of comparable quality); and (v) securities of other investment companies or investment vehicles. Series Y may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. Series Y may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Series Y may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Series Y may purchase securities which are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act and subject to Series Y's policy that not more than 15% of its assets will be invested in illiquid securities. Series Y may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge Series Y's portfolio, to seek increased returns, or to maintain exposure to the equity markets.

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Series Y reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Series Y may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses.

Series Z (Alpha Opportunity Series) -- The investment objective of Series Z is long-term growth of capital, as explained in the Prospectus.

Investment Policies and Management Practices

The Series' principal investment strategies and the risks associated with the same are described in the "Principal Risks" and "Investment Policies and Management Practices" sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Series may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Series' Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Series.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Principal Risks" and "Investment Policies and Management Practices " section of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

American Depositary Receipts -- Each of the Series (except Series C and E) of the Fund may purchase American Depositary Receipts ("ADRs") which are issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement, and GDRs are global receipts evidencing a similar arrangement. For purposes of the Series' investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Shares of Other Investment Companies -- Each of the Series may invest in other investment companies or other investment vehicles, which may include, without limitation, index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). The Series may also invest in investment vehicles that are not subject to regulation as registered investment companies.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities compromising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded.

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Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent a Series invests in investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies' expenses (including, for example, investment advisory and other management fees). In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Series' (except Series
N) investment in the securities of other investment companies will be limited so that, as determined immediately after a purchase is made, (1) not more than 3% of the total outstanding voting stock of any one investment company will be owned by the Series, (2) not more than 5% of the value of the total assets of the Series will be invested in the securities of any one investment company, and
(3) not more than 10% of the value of the total assets of the Series will be invested in the securities of such other investment companies. Series N may invest up to 25% of its assets in shares of the T. Rowe Price Reserve Investment Funds. The T. Rowe Price Reserve Investment Funds are managed money market funds that are not available to the public. The T. Rowe Price Reserve Investment Funds do not charge investment management fees, although they do incur other operating expenses.

Repurchase Agreements -- A repurchase agreement involves a purchase by the Series of a security from a selling financial institution (such as a bank, savings and loan association or broker-dealer) which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than six days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security. Repurchase agreements are similar to loans in several respects.

Currently, Series A, B, E, J, P, V and Y may enter into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and "primary" dealers in U.S. government securities. These Series may enter into repurchase agreements, fully collateralized by U.S. government or agency securities, only on an overnight basis.

Series C may enter into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and "primary" dealers in U.S. government securities. Series C may enter into repurchase agreements, fully collateralized by U.S. government or agency securities, with maturities of seven days or more, subject to the limitations below.

Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Engaging in any repurchase transaction will be subject to any rules or regulations of the Securities and Exchange Commission or other regulatory authorities. Not more than 10% of the assets of Series A, B, C, D and J, and not more than 15% of the assets of Series E, N, O, V, Y and Z will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.

Series D may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by each Series with any broker shall not exceed 15% of the total assets of the Series or $5,000,000, whichever is greater. The Series will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10% of total assets for Series D.

Series X may enter into repurchase agreements with (a) well-established securities dealers or (b) banks that are members of the Federal Reserve System. Any such dealer or bank will have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Investment Manager or relevant Sub-Adviser. Series X may enter into repurchase agreements with maturities of over seven days, provided that the Series may not invest more than 15% of its assets in illiquid securities.

Series N may enter into a repurchase agreement only with (a) securities dealers that have a net capital in excess of $50,000,000, are reasonably leveraged, and are otherwise considered as appropriate entities with which to enter into repurchase agreements, or (b) banks that are included on T. Rowe Price's list of established banks. To determine whether a dealer or bank qualifies under these criteria, T. Rowe Price's Credit Committee will conduct a thorough examination to determine that the applicable financial and profitability standards have been met. Series N will not under any circumstances enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 15% of the value of the Series' assets would be so invested or invested in illiquid securities. Generally, the Series will

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not commit more than 50% of its gross assets to repurchase agreements or more than 5% of its total assets to repurchase agreements of any one vendor.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Series could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Series seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors of the Fund has promulgated guidelines with respect to repurchase agreements.

Reverse Repurchase Agreements -- Certain Series may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Certain Series also may enter into "dollar rolls" in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

At the time a Series enters into reverse repurchase agreements or dollar rolls, it will segregate cash or liquid securities having a value not less than the repurchase price, including accrued interest. Assets may be segregated by the Series' custodian, or on the Series' books. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from a Series' borrowing limitation. Reverse repurchase agreements and dollar rolls, together with other permitted borrowings from banks, may constitute up to 33 1/3% of the Series' total assets. Under the 1940 Act, the Series is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Series' holdings may be disadvantageous from an investment standpoint.

Real Estate Securities -- Certain Series may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments, and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

U.S. Government Securities -- Certain Series, including Series C and N, may invest in U.S. government securities, including, among others: obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations, such as repurchase agreements.

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Some U.S. government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Inflation-Linked Securities -- Certain Series, may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Municipal Securities -- Certain Series, including Series N, may invest in municipal securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch 1BCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. Unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Debt Obligations -- Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invest to meet their obligations for the payment of interest and principal when due.

Variable Rate Instruments. The Series may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Series C does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise.

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Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Series C determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the 1940 Act which generally allows Series C to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds) -- Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Certain Series may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement of Additional Information for a discussion of securities ratings.

The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Series might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Series' NAV.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Series' NAV. If a Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Series' asset base over which expenses could be allocated and could result in a reduced rate of return for a Series.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Series may have to replace the securities with a lower-yielding security, which would result in a lower return for a Series.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager or relevant Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager or relevant Sub-Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions,

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its operating history, and the current trend of earnings. The Investment Manager or relevant Sub-Adviser continually monitors the investments in a Series' portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

A Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Series' asset value and a Series' ability to dispose of particular securities, when necessary to meet a Series' liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Loan Participations and Assignments. Certain Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). Certain Series may also invest in participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Investment Manager or relevant Sub-Adviser to be creditworthy. Where a Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Series to assign a value to those securities for purposes of valuing the Series' portfolio and calculating its NAV.

Senior Loans. Series P (High Yield Series) invests in Senior Loans (i.e., senior secured floating rate corporate loans).

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Senior Loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Senior Loans also include participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which the Series may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the Loan on behalf of all the lenders. This lender is referred to as the agent bank.

The Series may invest in a Senior Loan in one of two ways. It may purchase a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Senior Loan. The Series may acquire participation interests from a lender or other holders of participation interests. Loan participations and assignment are discussed in detail above.

The Series will not originate loans. As such, it will not be buying in the "primary" market. When the Series purchases an existing assignment of a Senior Loan, or purchases a participation interest in a Senior Loan, it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market may take place at, above, or below the par value of a Senior Loan. Purchases above par will effectively reduce the amount of interest being received by the Series through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Series through the amortization of the purchase price discount. The Series may be able to invest in Senior Loans only through participation interests or assignments at certain times when reduced direct investment opportunities in Senior Loans may exist.

If the Series purchases an assignment from a lender, the Series will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series in addition to the usual credit risk of the borrower. Therefore, when the Series invests in Senior Loans through the purchase of participation interests, the Series' Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Series and a borrower.

Typically, Senior Loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such Senior Loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Series' investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Series might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a Senior Loan must comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Senior Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Senior Loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

The Series will make an investment in a Senior Loan only after the Investment Manager determines that the investment is suitable for the Series based on the Investment Manager's independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin.

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These base lending rates generally are the London Interbank Offered Rate
("LIBOR"), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal ("Prime Rate"), the certificate of deposit ("CD") rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Senior Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days. Certain of the Senior Loans in which the Series will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of the Series' investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in the Series' net asset value as a result of changes in interest rates. However, the Series may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Put and Call Options --

Writing (Selling) Covered Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Series may write (sell) "covered" call options and purchase options to close out options previously written by the Series. In writing covered call options, the Series expects to generate additional premium income which should serve to enhance the Series' total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Series.

The Series will write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will, for the term of the option, segregate cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Assets may be segregated by the Series' custodian, or on the Series' books.

Series securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Series' investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not
do), but capable of enhancing the Series' total return. When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Series has no control over when it may be required to sell the underlying securities or currencies since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Series will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Series will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider

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the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Series for writing covered call options will be recorded as a liability of the Series. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the NAV per share of the Series is computed (close of the NYSE), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

Writing (Selling) Covered Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Series may write American or European style covered put options and purchase options to close out options previously written by the Series.

Certain Series may write put options on a covered basis, which means that the Series would either (i) aggregate cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding;
(ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Series would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Series. In addition, the Series, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

Premium Received from Writing Call or Put Options. A Series will receive a premium from writing a put or call option, which increases such Series' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. A Series may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Series will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Series.

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Furthermore, effecting a closing transaction will permit the Series to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Series will be able to effect such closing transactions at a favorable price. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Series will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Purchasing Call Options. Certain Series may purchase American or European call options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Series may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Series for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Series to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Series in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Series may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

Purchasing Put Options. Certain Series may purchase American or European style put options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Series may purchase a put option on an underlying security or currency (a "protective put") owned by the Series as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Series may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Dealer Options. Certain Series may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Series would look to a clearing corporation to exercise exchange-traded options, if the Series were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Series will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Series writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote the option. While the Series

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will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as loss of the expected benefit of the transaction. Until the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will be required to segregate cash or liquid securities used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Series may be unable to liquidate a dealer option. With respect to options written by the Series, the inability to enter into a closing transaction may result in material losses to the Series. For example, since the Series must maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has segregated to secure the position while it is obligated under the option (unless the securities are replaced with similar assets). This requirement may impair the Series' ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the Securities and Exchange Commission has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Series may treat the cover used for written OTC options as liquid if the dealer agrees that the Series may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Series will treat dealer options as subject to the Series' limitation on illiquid securities. If the Securities and Exchange Commission changes its position on the liquidity of dealer options, the Series will change its treatment of such instruments accordingly.

Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Series, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Series may lose the premium it paid plus transaction costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction. If the Series is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Series securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions.

Options on Stock Indices. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and

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gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Series' securities will not correlate perfectly with movements in the level of the index, and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures -- Certain Series may enter into financial futures contracts, including stock and bond index, interest rate and currency futures ("futures or futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Series purchases or sells a security, no price would be paid or received by the Series upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Series' open positions in futures contracts, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities, known as "initial margin." In some cases the initial margin may be held by the futures broker rather than with the Series' custodian. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange

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during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Margin is the amount of funds that must be deposited by the Series with its custodian in a segregated account in the name of the futures commission merchant, or directly with the futures commission merchant in accordance with Rule 17f-6 under the 1940 Act, in order to initiate futures trading and to maintain the Series' open position in futures contracts. A margin deposit is intended to ensure the Series' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Series.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Series expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the futures contract.

For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $950, one contract would be worth $237,500 (250 units x $950). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $950 and the S&P 500 Index is at $954 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $950 and the S&P 500 Index is at $952 on that future date, the Fund will lose $500 (250 units x loss of $2).

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

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Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Series and other mutual funds or portfolios of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser. Such aggregated orders would be allocated among the Series and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. In this regard, the Series could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Series may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Series' objectives in these areas.

Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage (although the Series' use of futures will not result in leverage, as is more fully described below). As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as

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margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a futures contract, the Series earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity. The Series may elect to close some or all of its futures positions at any time prior to their expiration. The Series would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Series may close its positions by taking opposite positions which would operate to terminate the Series' position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Series, and the Series would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Series would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Series of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its, judgment, will have a significant correlation with movements in the prices of the Series' underlying instruments sought to be hedged.

Successful use of futures contracts by the Series for hedging purposes is also subject to the Investment Manager or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and would also experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying

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instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

Certain Risks of Options on Futures Contracts. The Series may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Regulatory Limitations. The Series will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Series and the Investment Manager, the Series and the Investment Manager are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Series' exemption filing with respect to their use of futures contracts are no longer applicable.

The Series' use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Series, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Series' custodian or on the books of the Series to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Series' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Series would comply with such new restrictions.

Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Series for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures

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exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Forward Currency Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Series, a Series will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Series may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Series. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Series will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. The Series, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Series' portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Series

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may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Series' dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Series reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Series are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Series value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

Purchase and Sale of Currency Futures Contracts and Related Options. As noted above, a currency futures contract sale creates an obligation by a Series, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Series, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Short Sales -- The Series may make short sales "against the box," in which a Series enters into a short sale of a security it owns. At no time will more than 15% of the value of a Series' net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a "short position" in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

Short sales by a Series that are not made "against the box" create opportunities to increase the Series' return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Series in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Series' NAV per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Series may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased signifi-

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cantly. Under adverse market conditions the Series might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Series' decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series' long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where the Series owns convertible securities, changes in the investment values or conversion premiums of such securities. The Series can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated, or unless the Series' obligation to deliver the securities sold short is "covered" by segregating with the Custodian cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and segregated with the Custodian may not at any time be less than the market value of the securities sold short. Each Series will comply with these requirements.

Swaps, Caps, Floors and Collars -- Certain Series may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Series' investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return or spread. The Series also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Series anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Series, the obligations of the parties would be exchanged on a "net basis." Consequently, the Series' obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Series' obligation under a swap agreement will be accrued daily (offset against amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by cash or liquid securities identified in an account with the Series custodian or on the books of the Series.

Whether a Series' use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Series by the Code may limit a Series'

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ability to use swap agreements. The swaps market is largely unregulated.

The Series will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Series will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Series E and P will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty, combined with any credit enhancements, is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager.

Spread Transactions -- Certain Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Credit Derivative Transactions -- Certain Series (including, without limitation, Series E and Series P) may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

A Series may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

A Series may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Series actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Series is a buyer and no event of default occurs, the Series will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Series (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Series generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Series receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. With respect to credit default swaps of which it is the seller, a Series may have to segregate liquid assets and mark the same to market on a daily basis, in an amount necessary to comply with applicable regulatory requirements. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Series had invested in the reference obligation directly.

When the Series purchases credit default swap contracts in order to hedge against the risk of default of debt securities it holds, it is subject to the risk that the swap may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also involves credit risk--that the seller may fail to satisfy its payment obligations to the Series in the event of a default.

A Series may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more

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credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Series has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Series may receive the security that has defaulted, and the Series' principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Series bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note. Credit default swaps and credit-linked notes may be illiquid. The Series will invest in such instruments consistent with applicable liquidity requirements.

Hybrid Instruments -- Hybrid Instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Lending of Portfolio Securities -- For the purpose of realizing additional income, certain of the Series may make secured loans of Series' securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent and marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Leverage -- Certain of the Series may use leverage. Leveraging a Series creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Series' shares and in the yield on a Series' portfolio. Although the principal of such borrowings will be fixed, a Series' assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Series' investments will

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be borne entirely by the Series' shareholders (and not by those persons providing the leverage to the Series), the effect of leverage in a declining market would be a greater decrease in NAV than if the Series were not so leveraged. Leveraging will create interest expenses for a Series, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Series will have to pay, the Series' investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Series will be less than if leveraging were not used.

Other Lending/Borrowing -- Subject to approval by the Securities and Exchange Commission, Series N may make loans to, or borrow funds from, other mutual funds or portfolios of mutual funds sponsored or advised by T. Rowe Price or T. Rowe Price International, Inc. The Series has no intention of engaging in these practices at this time.

Zero Coupon Securities -- Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U. S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

When Issued and Forward Commitment Securities -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Series may dispose of a commitment prior to settlement if the Investment Manager or Sub-Adviser deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or

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on a when issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when issued or forward commitment securities and will mark the segregated assets to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets.

Mortgage-Backed Securities and Collateralized Mortgage Obligations -- Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

Certain Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate charges and to the rate of principal prepayments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments (PO). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series' investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.

Asset-Backed Securities -- Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of

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payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. (See "Types of Credit Support")

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. (See "Types of Credit Support") Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve Portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

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Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Guaranteed Investment Contracts ("GICs") -- Certain Series may invest in GICs. When investing in GICs, the Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Series C may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Restricted Securities -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("Securities Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to the Series' limitation on illiquid securities.

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Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System. A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 ("Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Risks of Private Investments in Public Companies -- The Series may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a "PIPE" transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. The risks of investing in small capitalization companies are described in more detail in another section in this SAI. In addition, PIPE transactions will generally result in a Series acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Series' ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of shares issued by the company and the small number of stockholders. As a result, even if a Series is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Series may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Series' investments. For more detail, please refer to the "Restricted Securities" section of this SAI's discussion of investment methods and risk factors.

Warrants -- Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

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Certain Risks of Foreign Investing --

Brady Bonds. Certain Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, The Philippines, Uruguay and Venezuela and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Series P may invest only in collateralized bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Emerging Countries. Certain Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict a Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

Religious and Ethnic Instability. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to

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investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Series will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager and relevant Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Currency Fluctuations. Because certain of the Series, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Series values their assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Series' assets.

Non-U.S. Withholding Taxes. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign

--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------

countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Series. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Series' portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although a Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Costs. Investors should understand that the expense ratio of the Series that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state- owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series' assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

Investment Restrictions

Each of the Series operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Series' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy or (ii) more than 50% of the Series' outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess

--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------

over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Series. Calculation of the Series' total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of Additional Information will not include cash collateral held in connection with a Series' securities lending activities.

Fundamental Policies -- The fundamental policies of the Series are:

1. Percent Limit on Assets Invested in Any One Issuer Not to invest more than 5% of its total assets in the securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies and instrumentalities), provided that this limitation applies only with respect to 75% of the Series' total assets. (Fundamental policy number one does not apply to Series Y.)

2. Percent Limit on Share Ownership of Any One Issuer Not to purchase a security if, as a result, with respect to 75% of the value of the Series' total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). (Fundamental policy number two does not apply to Series Y.)

3. Underwriting Not to act as underwriter of securities issued by others, except to the extent that a Series may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

4. Industry Concentration Not to invest in an amount equal to 25% or more of the Series' total assets in a particular industry (other than securities of the of U.S. government, its agencies or instrumentalities).

5. Real Estate Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Series from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. Commodities Not to purchase or sell physical commodities, except that a series may enter into futures contracts and options thereon.

7. Loans Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Series total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies or
      (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.    Borrowing Not to borrow in excess of 33 1/3% of a Series' total assets.

9. Senior Securities Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (A "senior security" generally is an obligation of the Series that has a claim to the Series' assets or earnings that takes precedence over the claims of the Series' shareholders.)

For purposes of Fundamental Policies (1) and (2), Series P generally will consider the borrower of a Senior Loan to be the issuer of the Senior Loan, but may under unusual circumstances also consider the lender or person interpositioned between the lender and the Series to be the issuer of a Senior Loan. In making such a determination, the Series will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Series custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Series.

For the purposes of Fundamental Policies (2) and (4), each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of Fundamental Policy (4), industries are determined by reference to the classifications of industries set forth in the Fund's semi-annual and annual reports. For the purpose of Fundamental Policy (8), if at any time the amount of total Series' assets less all liabilities and indebtedness (but not including the Series' borrowings) ("asset coverage")

--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------

is less than an amount equal to 300% of any such borrowings, the Series will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For the purposes of Fundamental Policy (9), the term "as permitted under the 1940 Act" indicates that, unless otherwise limited by non-fundamental policies, the Series can issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the senior securities policies of the Series to future change in the 1940 Act and interpretations thereof.

Series P will not invest in Senior Loans that are deemed to be interests in commodities or commodities contracts.

Operating Policies -- The operating policies of the Series are:

1. Loans The Series may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. Borrowing The Series may not borrow money or securities for any purposes except that borrowing up to 10% of a Series' total assets from commercial banks is permitted for emergency or temporary purposes. Series Z does not anticipate that it will borrow for the purpose of investing in securities, but it may borrow up to 5% of the Series' total assets from commercial banks for emergency or temporary purposes.

3. Options The Series may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a Series will not exceed 5% of the Series' total assets. The Series may write only covered put and call options.

4. Oil and Gas Programs The Series may not invest in oil, gas, mineral leases or other mineral exploration or development of programs.

5. Investment Companies Except in connection with a merger, consolidation, acquisition, or reorganization, the Series may not invest in securities of other investment companies, except in compliance with the 1940 Act or the condition of an exemptive order from the Securities and Exchange Commission regarding the purchase of securities of money market funds managed by a Sub-Adviser.

6. Control of Portfolio Companies The Series may not invest in companies for the purpose of exercising management or control.

7. Short Sales The Series, except Series B and Series Z, may not sell securities short, unless a Series owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Series B and Series Z may sell securities short as described under "Series B (Large Cap Value Series)" and "Series Z (Alpha Opportunity Series)," respectively.

8. Margin The Series do not intend to purchase securities on margin, except that a Series may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9. Liquidity The Series may invest up to 15% of their assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series was valuing the security.

For the purposes of Operating Policy (2), the policy on borrowing is not intended to limit the ability to pledge assets to the extent permitted under the 1940 Act.

Disclosure of Portfolio Holdings

It is the policy of the Series to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Series' service providers, to which the Series may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Series may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Series or its duly authorized service providers may publicly disclose holdings of the Series in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Series' completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

The Series publish a complete list of their month-end portfolio holdings on its website at www.securitybenefit.com generally within one to two

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                                       46

--------------------------------------------------------------------------------

days after the end of each calendar month. Such information will remain online for four months, or as otherwise required by law. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Series. A Series may then forward the information to investors, consultants and others at their request.

Numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Series by these services and departments, the Series may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Series' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Series (or any other fund that invests in one of the Series) before the portfolio holdings become public information and (ii) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Series nor their service providers receive any compensation from such services and departments. Subject to such departures as the Series' Chief Compliance Officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Series (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the CCO may authorize disclosure of the Series' securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Series' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Series' securities holdings must serve a legitimate business purpose of the Series and must be in the best interest of the Series' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Series and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Series, their shareholders, and any third party are resolved prior to disclosure. The Series reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Series' policy and any applicable confidentiality agreement. Neither the Series nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

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                                       47

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Directors and Officers

The Board of Directors of the Fund is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Directors review contractual arrangements with companies that provide services to the Fund and review the Fund's performance. The directors and officers of the Fund and their principal occupations for at least the last five years are as follows.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                   Portfolios in
                             Position(s)    Term of Office                                          Fund Complex        Other
                            held with the   and Length of          Principal Occupation(s)          overseen by     Directorships
   Name, Address and Age        Fund        Time Served(1)         during the Past 5 Years           Director      held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.           Director       Since 1994     Business broker, Griffith & Blair          31               None
One Security Benefit Place                                   Realtors.
Topeka, KS 66636-0001
(DOB 12/14/46)
-----------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin               Director       Since 1993     Partner, Vivian's Gift Shop                31               None
One Security Benefit Place                                   (Corporate Retail); Vice President,
Topeka, KS 66636-0001                                        Palmer Companies, Inc. (Small
(DOB 8/20/39)                                                Business and Shopping Center
                                                             Development); PLB (Real Estate
                                                             Equipment Leasing); and Town Crier
                                                             (Retail).
-----------------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.            Director       Since 2004     Chairman, CEO, Secretary and               31               None
One Security Benefit Place                                   Director, The Martin Tractor
Topeka, KS 66636-0001                                        Company, Inc.
(DOB 5/11/39)
-----------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius           Director       Since 1998     President and Chief Executive              31               None
One Security Benefit Place                                   Officer, Stormont-Vail HealthCare.
Topeka, KS 66636-0001
(DOB 12/18/43)
-----------------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                Director       Since 2005     President, Washburn University.            31               None
One Security Benefit Place
Topeka, KS 66636-0001
(DOB 9/20/46)
-----------------------------------------------------------------------------------------------------------------------------------
Directors who are
"Interested Persons"(2)
-----------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman             Director,      Since 2008     Senior Vice President, Security            31               None
Six Landmark Square           President,                     Benefit Corporation; Director,
Stamford, CT 06901                and                        First Security Benefit Life
(DOB 3/4/61)                   Chairman                      Insurance and Annuity Company of
                             of the Board                    New York; President, Security
                                                             Investors, LLC; President, Security
                                                             Global Investors, LLC; Director,
                                                             Security Distributors, Inc.
                                                             Managing Member, RM Goldman
                                                             Partners, LLC (02/06-02/07).
                                                             President and CEO, ForstmannLeff
                                                             (08/03-11/05).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Directors serve until the next annual meeting or their successors are duly elected and qualified.

(2) This director is deemed to be an "interested person" of the Fund under the 1940 Act, by reason of his position with the Fund's Investment Manager and/or the parent of the Investment Manager.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       48

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Position(s)   Term of Office
                              held with     and Length of
  Name, Address and Age       the Funds    Time Served(1)          Principal Occupation(s) during the Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Officers
---------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser                 Vice        Since 2003     Senior Portfolio Manager, Security Investors, LLC; Vice President and
One Security Benefit Place    President                     Senior Portfolio Manager, Security Benefit Life Insurance Company.
Topeka, KS 66636-0001
(DOB 2/11/60)
---------------------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo                   Vice        Since 2008     Portfolio Manager, Security Investors, LLC. Managing Director and
One Security Benefit Place    President                     Chief Compliance Officer, Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001
(DOB 11/1/60)
---------------------------------------------------------------------------------------------------------------------------------
Christina Fletcher               Vice        Since 2005     Portfolio Manager, Security Investors, LLC. Credit Analyst/Portfolio
One Security Benefit Place    President                     Manager, Horizon Cash Management. Senior Money Market Trader, Scudder
Topeka, KS 66636-0001                                       Investments.
(DOB 7/25/72)
---------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood             Treasurer      Since 1988     Vice President and Chief Compliance Officer, Security Investors, LLC;
One Security Benefit Place       and         (Treasurer)    Assistant Vice President, Security Benefit Life Insurance Company;
Topeka, KS 66636-0001         Compliance     Since 2004     Vice President, Assistant Treasurer and Director, Security
(DOB 11/3/63)                  Officer         (Chief       Distributors, Inc.; Chief Compliance Officer, Security Global
                                             Compliance     Investors, LLC.
                                              Officer)
---------------------------------------------------------------------------------------------------------------------------------
Mark Lamb                        Vice        Since 2003     Vice President, Security Benefit Life Insurance Company.
One Security Benefit Place    President
Topeka, KS 66636-0001
(DOB 2/3/60)
---------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                    Secretary      Since 1987     Secretary, Security Investors, LLC; Secretary and Chief Compliance
One Security Benefit Place     and Vice      (Secretary)    Officer, Security Distributors, Inc.; Director, Brecek & Young
Topeka, KS 66636-0001         President      Since 2007     Advisors, Inc.; Vice President, Associate General Counsel and
(DOB 6/5/61)                                    (Vice       Assistant Secretary, Security Benefit Life Insurance Company;
                                             President)     Secretary, Security Global Investors, LLC.
---------------------------------------------------------------------------------------------------------------------------------
Mark Mitchell                    Vice        Since 2003     Portfolio Manager, Security Investors, LLC; Vice President and
One Security Benefit Place    President                     Portfolio Manager, Security Benefit Life Insurance Company.
Topeka, KS 66636-0001
(DOB 8/24/64)
---------------------------------------------------------------------------------------------------------------------------------
Joseph C. O'Connor               Vice        Since 2008     Portfolio Manager, Security Investors, LLC. Managing Director,
One Security Benefit Place    President                     Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001
(DOB 7/15/60)
---------------------------------------------------------------------------------------------------------------------------------
Christopher Phalen               Vice        Since 2005     Head of Fixed Income, Vice President and Portfolio Manager, Security
One Security Benefit Place    President                     Investors, LLC; Assistant Vice President and Portfolio Manager,
Topeka, KS 66636-0001                                       Security Benefit Life Insurance Company.
(DOB 11/9/70)
---------------------------------------------------------------------------------------------------------------------------------
Daniel W. Portanova              Vice        Since 2008     Portfolio Manager, Security Investors, LLC. Managing Director,
One Security Benefit Place    President                     Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001
(DOB 10/2/60)
---------------------------------------------------------------------------------------------------------------------------------
James P. Schier                  Vice        Since 1998     Senior Portfolio Manager, Security Investors, LLC; Vice President and
One Security Benefit Place    President                     Senior Portfolio Manager, Security Benefit Life Insurance Company.
Topeka, KS 66636-0001
(DOB 12/28/57)
---------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields                 Vice        Since 1988     Vice President and Head of Operations, Security Investors, LLC; Vice
One Security Benefit Place    President                     President, Security Benefit Life Insurance Company; Vice President,
Topeka, KS 66636-0001                                       Security Global Investors, LLC.
(DOB 6/5/67)
---------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard       Assistant      Since 1996     Assistant Secretary, Security Investors, LLC and Security
One Security Benefit Place    Secretary                     Distributors, Inc.; Second Vice President and Assistant General
Topeka, KS 66636-0001                                       Counsel, Security Benefit Life Insurance Company.
(DOB 10/9/65)
---------------------------------------------------------------------------------------------------------------------------------
David G. Toussaint               Vice        Since 2005     Portfolio Manager, Security Investors, LLC; Assistant Vice President
One Security Benefit Place    President                     and Portfolio Manager, Security Benefit Life Insurance Company.
Topeka, KS 66636-0001
(DOB 10/10/66)
---------------------------------------------------------------------------------------------------------------------------------

(1) Officers serve until the next annual meeting or their successors are duly elected and qualified.
--------------------------------------------------------------------------------


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                                       49

--------------------------------------------------------------------------------

The directors and officers of the Funds hold identical offices in each of the other Funds managed by the Investment Manager. Ms. Lee serves as Secretary and Chief Compliance Officer for the Funds' distributor, Security Distributors, Inc., Ms. Harwood serves as Director, Vice President and Assistant Treasurer, and Mr. Swickard serves as Assistant Secretary of the Distributor.

Committees

Audit Committee -- The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Fund. The Audit Committee consists of the following independent directors: Messrs. Chubb, Craig, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended December 31, 2007.

Nominating Committee -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb and Oliverius and Ms. Lumpkin. The Nominating Committee held no meetings during the calendar year ended December 31, 2007.

Remuneration of Directors and Others

The Fund pays each of its Directors, except those Directors who are "interested persons" of the Fund, an annual retainer of $32,000 and a fee of $6,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. The Fund pays a fee of $3,500 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended and $2,500 per any telephone board meeting for which there is an agenda, minutes and a duration of one hour or more. The meeting fee (including the Audit Committee meeting) and travel costs are paid proportionately by each of the six registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Independent Directors and the aggregate compensation paid to each of the Directors by the Security Fund Complex during its fiscal year ended December 31, 2007, are set forth below. Each of the Directors is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------------------------------
                               Aggregate     Pension or Retirement   Estimated Annual    Total Compensation from
Names of Independent         Compensation     Benefits Accrued as     Benefits Upon     the Security Fund Complex,
Directors of the Fund        from SBL Fund   Part of Fund Expenses      Retirement          Including the Fund
------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.           $ 35,868              $ 0                   $ 0                   $ 61,000
------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                 35,868                0                     0                     61,000
------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                  35,868                0                     0                     61,000
------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.              35,868                0                     0                     61,000
------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius             35,868                0                     0                     61,000
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       50

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Names of Directors             Aggregate     Pension or Retirement   Estimated Annual    Total Compensation from
who are "Interested          Compensation     Benefits Accrued as     Benefits Upon     the Security Fund Complex,
Persons" of the Fund         from SBL Fund   Part of Fund Expenses      Retirement         Including the Fund
------------------------------------------------------------------------------------------------------------------
Richard M. Goldman               $ 0                $ 0                    $ 0                    $ 0
------------------------------------------------------------------------------------------------------------------
Thomas A. Swank(1)                 0                  0                      0                      0
------------------------------------------------------------------------------------------------------------------
Michael G. Odlum(1)                0                  0                      0                      0
------------------------------------------------------------------------------------------------------------------

(1) Mr. Odlum resigned his directorship as of August 17, 2007 and Mr. Swank on May 9, 2008.
--------------------------------------------------------------------------------

Security Investors, LLC compensates its officers and directors who may also serve as officers or directors of the Fund. As of March 31, 2008, the Fund's officers and directors (as a group) beneficially owned no shares of the Fund.

--------------------------------------------------------------------------------
                                       51

--------------------------------------------------------------------------------

Directors' Ownership of Securities

As of March 31, 2008, the Directors of the Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range
                                                                                             of Equity Securities in all
                                                                                               Registered Investment
                                                                                                Companies Overseen by
                                                                    Dollar Range of Equity     Director in Family of
 Name of Director                     Name of Fund                    Securities in Fund        Investment Companies
------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Series A (Equity Series)                              None                   Over $100,000
                       -------------------------------------------------------------------------------------------------
                       Series B (Large Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series C (Money Market Series)                        None
                       -------------------------------------------------------------------------------------------------
                       Series D (Global Series)                              None
                       -------------------------------------------------------------------------------------------------
                       Series E (Diversified Income Series)                  None
                       -------------------------------------------------------------------------------------------------
                       Series H (Enhanced Index Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series J (Mid Cap Growth Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series N (Managed Asset Allocation Series)            None
                       -------------------------------------------------------------------------------------------------
                       Series O (All Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series P (High Yield Series)                          None
                       -------------------------------------------------------------------------------------------------
                       Series Q (Small Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series V (Mid Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series X (Small Cap Growth Series)                    None
                       -------------------------------------------------------------------------------------------------
                       Series Y (Select 25 Series)                           None
                       -------------------------------------------------------------------------------------------------
                       Series Z (Alpha Opportunity Series)                   None
------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin       Series A (Equity Series)                              None                   Over $100,000
                       -------------------------------------------------------------------------------------------------
                       Series B (Large Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series C (Money Market Series)                        None
                       -------------------------------------------------------------------------------------------------
                       Series D (Global Series)                              None
                       -------------------------------------------------------------------------------------------------
                       Series E (Diversified Income Series)                  None
                       -------------------------------------------------------------------------------------------------
                       Series H (Enhanced Index Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series J (Mid Cap Growth Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series N (Managed Asset Allocation Series)            None
                       -------------------------------------------------------------------------------------------------
                       Series O (All Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series P (High Yield Series)                          None
                       -------------------------------------------------------------------------------------------------
                       Series Q (Small Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series V (Mid Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series X (Small Cap Growth Series)                    None
                       -------------------------------------------------------------------------------------------------
                       Series Y (Select 25 Series)                           None
                       -------------------------------------------------------------------------------------------------
                       Series Z (Alpha Opportunity Series)                   None
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       52

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range
                                                                                             of Equity Securities in all
                                                                                               Registered Investment
                                                                                                Companies Overseen by
                                                                    Dollar Range of Equity     Director in Family of
 Name of Director                     Name of Fund                    Securities in Fund        Investment Companies
------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.    Series A (Equity Series)                              None                   Over $100,000
                       -------------------------------------------------------------------------------------------------
                       Series B (Large Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series C (Money Market Series)                        None
                       -------------------------------------------------------------------------------------------------
                       Series D (Global Series)                              None
                       -------------------------------------------------------------------------------------------------
                       Series E (Diversified Income Series)                  None
                       -------------------------------------------------------------------------------------------------
                       Series H (Enhanced Index Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series J (Mid Cap Growth Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series N (Managed Asset Allocation Series)            None
                       -------------------------------------------------------------------------------------------------
                       Series O (All Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series P (High Yield Series)                          None
                       -------------------------------------------------------------------------------------------------
                       Series Q (Small Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series V (Mid Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series X (Small Cap Growth Series)                    None
                       -------------------------------------------------------------------------------------------------
                       Series Y (Select 25 Series)                           None
                       -------------------------------------------------------------------------------------------------
                       Series Z (Alpha Opportunity Series)                   None
------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius   Series A (Equity Series)                              None                   Over $100,000
                       -------------------------------------------------------------------------------------------------
                       Series B (Large Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series C (Money Market Series)                        None
                       -------------------------------------------------------------------------------------------------
                       Series D (Global Series)                              None
                       -------------------------------------------------------------------------------------------------
                       Series E (Diversified Income Series)                  None
                       -------------------------------------------------------------------------------------------------
                       Series H (Enhanced Index Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series J (Mid Cap Growth Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series N (Managed Asset Allocation Series)            None
                       -------------------------------------------------------------------------------------------------
                       Series O (All Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series P (High Yield Series)                          None
                       -------------------------------------------------------------------------------------------------
                       Series Q (Small Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series V (Mid Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series X (Small Cap Growth Series)                    None
                       -------------------------------------------------------------------------------------------------
                       Series Y (Select 25 Series)                           None
                       -------------------------------------------------------------------------------------------------
                       Series Z (Alpha Opportunity Series)                   None
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range
                                                                                             of Equity Securities in all
                                                                                               Registered Investment
                                                                                                Companies Overseen by
                                                                    Dollar Range of Equity     Director in Family of
  Name of Director                      Name of Fund                  Securities in Fund        Investment Companies
------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley        Series A (Equity Series)                              None                   Over $100,000
                       -------------------------------------------------------------------------------------------------
                       Series B (Large Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series C (Money Market Series)                        None
                       -------------------------------------------------------------------------------------------------
                       Series D (Global Series)                              None
                       -------------------------------------------------------------------------------------------------
                       Series E (Diversified Income Series)                  None
                       -------------------------------------------------------------------------------------------------
                       Series H (Enhanced Index Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series J (Mid Cap Growth Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series N (Managed Asset Allocation Series)            None
                       -------------------------------------------------------------------------------------------------
                       Series O (All Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series P (High Yield Series)                          None
                       -------------------------------------------------------------------------------------------------
                       Series Q (Small Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series V (Mid Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series X (Small Cap Growth Series)                    None
                       -------------------------------------------------------------------------------------------------
                       Series Y (Select 25 Series)                           None
------------------------------------------------------------------------------------------------------------------------

The following Directors who are "interested persons" of the Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range
                                                                                             of Equity Securities in all
                                                                                               Registered Investment
                                                                                                Companies Overseen by
                                                                    Dollar Range of Equity     Director in Family of
  Name of Director                    Name of Fund                    Securities in Fund        Investment Companies
------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank(1)     Series A (Equity Series)                              None                   Over $100,000
                       -------------------------------------------------------------------------------------------------
                       Series B (Large Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series C (Money Market Series)                        None
                       -------------------------------------------------------------------------------------------------
                       Series D (Global Series)                              None
                       -------------------------------------------------------------------------------------------------
                       Series E (Diversified Income Series)                  None
                       -------------------------------------------------------------------------------------------------
                       Series H (Enhanced Index Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series J (Mid Cap Growth Series)                      None
                       -------------------------------------------------------------------------------------------------
                       Series N (Managed Asset Allocation Series)            None
                       -------------------------------------------------------------------------------------------------
                       Series O (All Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series P (High Yield Series)                          None
                       -------------------------------------------------------------------------------------------------
                       Series Q (Small Cap Value Series)                     None
                       -------------------------------------------------------------------------------------------------
                       Series V (Mid Cap Value Series)                       None
                       -------------------------------------------------------------------------------------------------
                       Series X (Small Cap Growth Series)                    None
                       -------------------------------------------------------------------------------------------------
                       Series Y (Select 25 Series)                           None
                       -------------------------------------------------------------------------------------------------
                       Series Z (Alpha Opportunity Series)                   None
------------------------------------------------------------------------------------------------------------------------
(1)   Thomas Swank resigned his directorship as of May 9, 2008. Richard Goldman replaced Mr. Swank as director on May 9, 2008.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       54

--------------------------------------------------------------------------------

Sale and Redemption of Shares

Shares of the Series are sold and redeemed at their NAV next determined after receipt and acceptance of a purchase order or receipt of a redemption request. No sales or redemption charge is paid to the Series. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. Each of the Series reserves the right to withdraw all or any part of the offering, and to reject purchase orders.

Investment Management

Security Investors, LLC, One Security Benefit Place, Topeka, Kansas, serves as investment adviser to the Fund. The Investment Manager also acts as investment adviser to the following mutual funds: Security Equity Fund, Security Large Cap Value Fund (formerly Security Growth and Income Fund), Security Mid Cap Growth Fund (formerly Security Ultra Fund), Security Income Fund and Security Cash Fund.

The Investment Manager is controlled by its members, Security Benefit Life Insurance Company ("SBL") and Security Benefit Corporation. SBL, a stock life insurance company which is incorporated under the laws of Kansas, is controlled by Security Benefit Corporation ("SBC"). SBC is wholly-owned by Security Mutual Holding Company, which is controlled by SBL policy-holders.

Investment Advisory Agreement -- The Investment Manager serves as investment adviser to the Fund under an Investment Advisory Contract which was approved by the Fund's Board of Directors on November 30, 1999 and was approved by shareholders on January 26, 2000 and which became effective on January 27, 2000. The Fund's Board of Directors approved an amendment of the Investment Advisory Contract on May 2, 2003, to provide for the Investment Manager to provide investment advisory services to Series Z. The contract may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment.

Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of Series A, Series E, Series H, Series J, Series P, Series V and Series Y; 0.65% of the average net assets of Series B; 0.50% of the average net assets of Series C; 0.70% (1.00% prior to August 18,2008) of the average net assets of Series O; 1.00% of the average net assets of Series D, Series N, Series Q and Series X; and 1.25% of the average net assets of Series Z, computed on a daily basis and payable monthly. During the last three fiscal years, the Fund paid the following amounts to the Investment Manager for its services:

--------------------------------------------------------------------------------
                                       55

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Investment Advisory Fees
                                                       Investment Advisory Fees Paid        Waived by and Reimbursements
             Fund                            Year          to Investment Manager              from Investment Manager
-------------------------------------------------------------------------------------------------------------------------
                                             2007               $ 2,954,771                             $       0
Series A (Equity)                            2006                 3,321,940                                     0
                                             2005                 3,635,708                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 3,213,945                                     0
Series B (Large Cap Value)                   2006                 2,840,902                                     0
                                             2005                 2,849,047                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                   654,606                                     0
Series C (Money Market)                      2006                   470,472                                     0
                                             2005                   381,866                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 5,683,772                                     0
Series D (Global)                            2006                 5,452,108                                     0
                                             2005                 4,674,332                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 1,080,906                               216,182
Series E (Diversified Income)                2006                 1,184,769                               236,955
                                             2005                 1,176,444                               235,290
-------------------------------------------------------------------------------------------------------------------------
                                             2007                   761,436                               253,812
Series H (Enhanced Index)                    2006                   554,933                               184,978
                                             2005                   283,895                                94,632
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 2,395,771                                     0
Series J (Mid Cap Growth)                    2006                 3,091,598                                     0
                                             2005                 2,996,393                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 1,116,302                                     0
Series N (Managed Asset                      2006                 1,017,950                                     0
Allocation)                                  2005                   938,323                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 3,063,716                                     0
Series O (All Cap Value)(1)                  2006                 2,753,696                                     0
                                             2005                 2,496,219                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                   890,421                                     0
Series P (High Yield)                        2006                   658,247                                     0
                                             2005                   536,322                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 1,708,260                                     0
Series Q (Small Cap Value)                   2006                 1,571,718                                     0
                                             2005                 1,223,855                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                 3,379,654                                     0
Series V (Mid Cap Value)                     2006                 3,183,614                                     0
                                             2005                 2,459,475                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                   878,276                                     0
Series X (Small Cap Growth)                  2006                   928,345                                     0
                                             2005                   855,053                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                   584,431                                     0
Series Y (Select 25)                         2006                   490,145                                     0
                                             2005                   240,285                                     0
-------------------------------------------------------------------------------------------------------------------------
                                             2007                   828,638                                     0
Series Z (Alpha Opportunity)(2)              2006                   646,278                                     0
                                             2005                   452,811                                     0
-------------------------------------------------------------------------------------------------------------------------

(1) The amounts of investment advisory fees paid by Series O to the Investment Manager for the periods prior to August 18, 2008 were based on Series O's investment advisory fee of 1.00%. Effective August 18, 2008, the investment advisory fee payable by Series O to the Investment Manager is lowered to 0.70% of average daily net assets on an annual basis.

(2) The amounts of investment advisory fees paid by Series Z to the Investment Manager for the periods prior to August 18, 2008 were based on Series Z's previous investment advisory fee, which included a performance-based component. Effective August 18, 2008, the investment advisory fee payable by Series Z to the Investment Manager is 1.70% of average daily net assets on an annual basis.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       56

--------------------------------------------------------------------------------

The Investment Manager has agreed that the total annual expenses of any Series, including its compensation from such Series, but excluding brokerage commissions, interest, taxes, and extraordinary expenses, will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale and, with respect to Series H and Y, has agreed to cap the total annual expenses at 1.75% respectively (excluding interest, taxes, extraordinary expenses, brokerage fees and commissions). (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will, on a monthly basis, contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of any Series will not exceed any such limitation.

In addition, the Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse Series O and Series Z expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Series to 0.85% and 1.70%, respectively.

Pursuant to a Fund Accounting and Administration Agreement dated February 1, 2004, as amended, the Investment Manager also acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For this service the Investment Manager receives, on an annual basis, a fee of:

1. 0.095% for Series A, B, C, E, H, J, O, P, Q, V, X and Y (based on average daily net assets) or $25,000 per Series per year, whichever is greater.

2. 0.15% for Series D and N (based on average daily net assets) or $60,000 per Series per year, whichever is greater.

3. 0.15% for Series Z (based on average daily net assets) or $25,000 per year, whichever is greater.

The administrative fees paid by the Fund during its fiscal years ended December 31, 2007, 2006 and 2005, were $3,954,110, $3,796,879 and $3,264,278, respectively.

Under a Transfer Agency Agreement dated February 1, 2004, as amended on November 17, 2006, the Investment Manager acts as the transfer agent for the Fund. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Fund are sold. For this service, the Investment Manager receives the following fees with respect to each Series of the Fund:

1. Account Set-Up Charge - A fee of $4 to open an account on the Investment Manager's transfer agency system to hold shares of the Series.

2. Annual Maintenance Charge - An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3. Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

Each Series of the Fund is also subject to a minimum fee per year of $25,000.

The transfer agency fees paid by the Fund during its fiscal years ended December 31, 2007, 2006 and 2005, were $378,145, $377,816 and $377,592, respectively.

The Fund will pay all of its expenses not assumed by the Investment Manager including Directors' fees; fees and expenses of custodians; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the 1940 Act and the registration of its capital stock under the Securities Act.

The Fund's Investment Advisory Contract, Fund Accounting and Administration Agreement and Transfer Agency Agreement are renewable annually by the Fund's Board of Directors or by a vote of a majority of each individual Series' outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreements or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

--------------------------------------------------------------------------------
                                       57

--------------------------------------------------------------------------------

Sub-Advisers

The Investment Manager has entered into sub-advisory agreements with Security Global Investors, LLC ("SGI"), 801 Montgomery Street, 2nd Fl, San Francisco, CA 94133, to provide investment advisory services to Series D and a portion of the total assets of Series Z. Pursuant to these agreements, SGI furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series D and a portion of the total assets of Series Z and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays SGI an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series D and another fund in the Security Fund complex, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million. The Investment Manager pays SGI an annual fee equal to 1.45% of that portion of Series Z's average daily net assets managed by SGI.

SGI managed more than $481.8 million in assets as of March 31, 2008.

The Investment Manager has entered into a sub-advisory agreement with NTI, 50 South LaSalle Street, Chicago, Illinois 60603, to provide investment advisory services to Series H. Pursuant to the agreement, NTI furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series H and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services to Series H, the Investment Manager pays NTI an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net asset of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion and assets under investment management of $757.2 billion.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, to provide investment advisory services to Series N. T. Rowe Price was organized in 1937 and later incorporated under the laws of the State of Maryland by the late Thomas Rowe Price, Jr. Pursuant to the agreements, T. Rowe Price furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of Series N and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company for the T. Rowe Price affiliated companies. T. Rowe Price, with its affiliates, as of December 31, 2007, managed approximately $400.0 billion in assets for individuals and institutional investor accounts. The Investment Manager pays T. Rowe Price, on an annual basis, an amount equal to 0.50% of the average net assets of Series N which are less than $25 million and 0.35% of the average net assets of Series N of $25 million and over for management services provided to Series N. T. Rowe Price's fees for investment management services are calculated daily and payable monthly.

The Investment Manager has engaged Wells Capital Management, Inc. ("Wells Capital"), 525 Market Street, 10th Floor, San Francisco, California 94105, to provide investment advisory services to Series Q. As of December 31, 2007, Wells Capital managed over $220.0 billion in separate account and fund assets for institutional investors. It is part of Wells Fargo's Institutional Investment Group, which also includes Wells Fargo Funds, 401(k) and retirement products, institutional bond brokerage, and custody services. With respect to Series Q, the Investment Manager pays Wells Capital an annual fee equal to a percentage of Series Q's average daily net assets as follows: 0.50% of

--------------------------------------------------------------------------------
                                       58

--------------------------------------------------------------------------------

the average net assets under $150 million, 0.45% of the average net assets at or above $150 million but less than $500 million, and 0.40% of the average net assets at or above $500 million.

The Investment Manager has entered into a sub-advisory agreement with RS Investment Management Co. LLC. ("RS Investments"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to Series
X. Established in 1986, RS Investments, as of December 31, 2007, managed approximately $18.1 billion in assets. For such services, the Investment Manager pays RS Investments an annual fee based on the combined average net assets of Series X and another fund in the Security Fund complex for which the Investment Manager has engaged RS Investments to provide advisory services. The fee is equal to 0.55% of the combined average net assets up to $100 million, 0.50% of the combined average net assets of more than $100 million but less than $400 million, and 0.45% of the combined average net assets of more than $400 million.

The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, Suite 401, New Albany, Indiana 47150, to provide investment advisory services with regard to a portion of the total assets of Series Z. Pursuant to this agreement, Mainstream furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of a portion of the assets of Series Z and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 1.45% of that portion of Series Z's average daily net assets managed by Mainstream.

Series Z's assets are usually reallocated between Mainstream, SGI and the Investment Manager on a monthly basis as described in the Prospectus so that the Series returns to the target allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream or SGI.

Mainstream is a limited liability company controlled by its members, including William Jenkins and William Gernert. Mainstream, which focuses on providing advisory services to high net worth individuals and institutional investors, managed approximately $608.1 million in assets as of December 31, 2007. Series Z is the first registered investment company managed (at least in part) by Mainstream.

The Sub-Advisory Agreement with each respective Sub-Adviser has been approved by the Board of Directors.

During the fiscal years ended December 31, 2007, 2006 and 2005, the Investment Manager paid the following amounts to the Sub-Advisers for their services:

-----------------------------------------------------------------------------
                             Sub-Advisory Fees          Sub-Advisory Fees
Series         Year         Paid to Sub-Adviser       Waived by Sub-Adviser
-----------------------------------------------------------------------------
               2007          $            0                $       0
 B             2006                       0                        0
               2005                 302,999                  201,916
-----------------------------------------------------------------------------
               2007               1,458,322(1)                     0
 D             2006               1,757,132                        0
               2005               1,497,491                        0
-----------------------------------------------------------------------------
               2007                 199,083                        0
 H             2006                 147,798                        0
               2005                  75,486                        0
-----------------------------------------------------------------------------
               2007                 426,112                        0
 N             2006                 362,090                        0
               2005                 364,873                        0
-----------------------------------------------------------------------------
               2007               1,219,112                        0
 O(2)          2006               1,107,562                        0
               2005                 995,640                        0
-----------------------------------------------------------------------------
               2007                 839,643                        0
 Q             2006                 786,423                        0
               2005                 609,952                        0
-----------------------------------------------------------------------------
               2007                 467,588
 X             2006                 499,943                        0
               2005                 461,447                        0
-----------------------------------------------------------------------------
               2007                 654,993                        0
 Z(3)          2006                 519,128                        0
               2005                 354,509                       --
-----------------------------------------------------------------------------

(1) Of the total, $1,458,322 was paid to OppenheimerFunds, Inc., the former Sub-Adviser to Series D, and $378,418 was paid to SGI, the Series' current Sub-Adviser.

(2) Prior to August 18, 2008, T. Rowe Price served as the Sub-Adviser to Series O and received from the Investment Manager the sub-advisory fees listed above for its provision of sub-advisory services to Series O. Effective August 18, 2008, T. Rowe Price's services to Series O are terminated, and the Investment Manager assumes direct investment management of the Series' assets.

(3) The amounts of investment sub-advisory fees paid prior to August 18, 2008 were based on the amounts paid to Mainstream only, pursuant to different sub-advisory fee arrangements. Effective August 18, 2008 the investment sub-advisory fee payable to the Sub-Advisers includes SGI.

Code of Ethics

The Fund, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they

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obtain prior clearance before engaging in securities transactions (subject to certain de minimis exceptions). Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Access persons will not be permitted to effect transactions in a security if it:
(a) is being considered for purchase or sale by the Fund or (b) is being purchased or sold by the Fund. In addition, access persons (other than those involved in the fund accounting or asset management activities of the Investment Manager) are prohibited from purchasing or selling a security within seven calendar days before or after the Fund trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the SEC and is available from the Commission.

Portfolio Managers

Other Accounts Managed -- Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table at the end of this section.

Security Investors, LLC

Series A and Series B -- Mark A. Mitchell is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of Series B. He is also responsible for the day-to-day management of the value portion of Series A. Mark P. Bronzo is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the growth portion of Series A. As of December 31, 2007, Mr. Mitchell beneficially owned no shares of Series A or B. As of February 1, 2008, Mr. Bronzo beneficially owned no shares of Series A.

Series C -- Christina Fletcher is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of Series C. As of December 31, 2007, Ms. Fletcher beneficially owned no shares of Series C.

Series E -- Steven M. Bowser and Christopher L. Phalen are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of Series E. As of December 31, 2007, Mr. Bowser beneficially owned no shares of Series E. As of December 31, 2007, Mr. Phalen beneficially owned no shares of Series E.

Series J -- Joseph C. O'Connor is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of Series J. As of February 1, 2008, Mr. O'Connor beneficially owned no shares of Series J.

Series O - Mark A. Mitchell and James P. Schier are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of Series O. As of April 30, 2008, Mr. Mitchell beneficially owned no shares of Series O. As of April 30, 2008, Mr. Schier beneficially owned no shares of Series O.

Series P -- David G. Toussaint is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of Series P. As of December 31, 2007, Mr. Toussaint beneficially owned no shares of Series P.

Series V -- James P. Schier is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of Series V. As of December 31, 2007, Mr. Schier beneficially owned no shares of Series V.

Series Y -- Mark P. Bronzo is the portfolio manager primarily responsible for the day-to-day management of Series Y. As of December 31, 2007, Mr. Bronzo beneficially owned no shares of Series Y.

Series Z -- Steven M. Bowser and Mark Lamb are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of a portion of Series Z (the other portions being managed by Mainstream and SGI). As of December 31, 2007, Mr. Bowser beneficially owned no shares of Series
Z. As of December 31, 2007, Mr. Lamb beneficially owned no shares of Series Z.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Series

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on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Series, track the same indexes the Series tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Series. The other accounts might also have different investment objectives or strategies than the Series.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Series Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Series. Because of his or her position with the Series, the portfolio manager knows the size, timing and possible market impact of the Series' trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Series.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Series and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Series and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented basis of portfolio manager compensation.

Compensation. The Investment Manager's portfolio manager's compensation consists of three components, (1) base compensation, (2) annual incentive, and (3) long term incentive, deferred compensation and pension and retirement plans.

A portfolio manager's base compensation is reviewed and fixed annually. The Investment Manager seeks to maintain base salary and incentive plans that will attract and retain highly qualified investment professionals. National surveys of financial services and investment management markets are used to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks.

A portfolio manager is eligible for an annual discretionary incentive award based upon business results and profitable growth. This plan creates a pool of dollars funded through a percentage of the business unit's revenue, net of commissions. Individual awards are determined based upon individual contribution and results against pre-established goals. The funding level of the pool and individual target opportunities are determined based upon role and level of responsibility as benchmarked against industry competitive data.

Senior Portfolio Managers are eligible for the Investment Manager's long-term incentive award, deferred compensation and retirement and pension plans. Under the long-term incentive plan, potential awards are made based on the Investment Manager's year-to-year net income growth over a three-year period. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. The Investment Manager's retirement and pension plan is open to all eligible employees and

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is not specifically designed or administered for portfolio managers.

The Investment Manager also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

A.    Costs associated with the transportation and storage of household goods;

B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C.    Temporary living expenses (not to exceed 60 days);

D.    Pre-move travel for associate and spouse to locate new housing;

E. Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be "grossed up" (at the IRS supplemental tax rates) by the Investment Manager to minimize the associate's tax liability. Tax deductible expenses paid by the Investment Manager will not be "grossed up."

SGI

Series D and Series Z -- John Boich, Scott F. Klimo and David Whittall are the portfolio managers of SGI primarily responsible for the day-to-day management of Series D and a portion of Series Z (the other portions being managed by the Investment Manager and Mainstream). As of April 30, 2008, Messrs. Boich, Klimo and Whittall beneficially owned no shares of Series D and Series Z.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Series, track the same indexes the Series tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Series. The other accounts might also have different investment objectives or strategies than the Series.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Series. Because of his or her position with the Series, the portfolio manager knows the size, timing and possible market impact of the Series' trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Series.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Series and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Series and another account. SGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Series and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain Series or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Series, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Series and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager

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may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation. The portfolio managers of Series D and Series Z are employed and compensated by SGI, not Series D or Series Z. The compensation for SGI's portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of SGI assets under management and does not directly affect any individual's salary or bonus. However, the amount of SGI's assets under management affects the fee revenue attributable to SGI, which in turn affects the maximum amount of money available for SGI to distribute as compensation. The formula used to compensate portfolio managers of Series D and Series Z does not take into account the type of accounts managed by the portfolio manager.

NTI

Series H -- Peter Stournaras is the NTI portfolio manager primarily responsible for the day-to-day management of Series H, effective May 1, 2008. As of May 1, 2008, Mr. Stournaras beneficially owned no shares of Series H.

Conflict of Interests. NTI's portfolio managers are often responsible for managing one or more portfolios, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation. Compensation for NTI index fund's portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For NTI index fund's portfolio managers, the annual incentive award is not based on performance of the portfolios or the amount of assets held in the portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

T. Rowe Price

Series N -- Series N has an investment advisory committee that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. Mr. Notzon is Chairman of the investment advisory committee and is responsible for implementing and monitoring the portfolio's overall investment strategy, as well as the allocation of the portfolio's assets. Along with Mr. Notzon, members of the investment advisory committee are primarily responsible for the day-to-day management of the Series. As of December 31, 2007, Mr. Notzon and the members of the Investment Team beneficially owned no shares of Series N.

Conflicts of Interest. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.

T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation" below, the portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

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T. Rowe Price has developed written trade allocation guidelines for its trading desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made:
(i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g. available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors: Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (e.g. S&P 500) and an applicable Lipper index (e.g. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price's long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Wells Capital

Series Q -- I. Charles Rinaldi is responsible for the day-to-day management of Series Q. As of December 31, 2007, Mr. Rinaldi beneficially owned no shares of Series Q.

Conflicts of Interest. Wells Capital's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The compensation structure for Wells Capital's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of a mutual fund, the benchmark(s) against which the performance of the mutual fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the mutual fund prospectuses.

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RS Investments

Series X -- William J. Wolfenden, III and D. Scott Tracy are the portfolio managers that are primarily responsible for the day-to-day management of Series
X. As of December 31, 2007, Mr. Wolfenden and Mr. Tracy beneficially owned no shares of Series X.

Conflicts of Interest. Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments' policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments' reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Compensation. RS Investments' professionals and executives maintain a significant ownership stake in the firm. The firm has three separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of either the Core Equity Group, the Growth Group or the Value Group. William J. Wolfenden III and
D. Scott Tracy are members of the Growth Group (the "Group").

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual's salary or bonus although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses.

Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

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Mainstream

Series Z -- William H. Jenkins and Charles F. Craig are the portfolio managers primarily responsible for the day-to-day management of a portion of Series Z (the other portions being managed by the Investment Manager and SGI). As of December 31, 2007, Mr. Jenkins and Mr. Craig beneficially owned no shares of Series Z.

Conflicts of Interest. Mainstream may conduct any other business in addition to managing and advising the Series. Without limiting the generality of the foregoing, Mainstream and its affiliates may act as investment adviser or investment manager for other registered investment companies, pooled investment vehicles, and other accounts. Mainstream may also manage funds or capital for others, may have, make and maintain investments in its own name or through other entities, may serve as a consultant, partner or stockholder of one or more registered investment companies, pooled investment vehicles, other accounts, partnerships, securities firms, or advisory firms and may act as a director, officer, and/or employee of any corporation, trustee of any trust, executor or administrator of any estate, or an administrative officer of any other business entity.

Mainstream may also be a general partner of, or investment adviser to, other registered investment companies, pooled investment vehicles and accounts with an investment strategy and objective similar to the Series. Principals and officers of Mainstream may from time to time maintain a separate account or participate as a limited partner in a pooled investment vehicle for which Mainstream serves as investment adviser contemporaneously with Mainstream's management of the Series.

Mainstream typically aggregates orders for client portfolios with respect to the purchase and sale of securities for client portfolios using similar strategies, including securities of issuers conducting initial public offerings ("IPOs"). Where trades are aggregated, the transactions, as well as the expenses incurred in the transactions, will be allocated by Mainstream according to a policy designed to ensure that such allocation is equitable and consistent with Mainstream's fiduciary duty to its clients. In accordance with this policy, Mainstream allocates trades of all client accounts, including IPOs to the accounts of the investment manager's principals if the principals are eligible to receive IPO allocations. In accordance with this policy, Mainstream allocates all trades to the accounts of the investment manager's principals, including IPOs if the principals are eligible to receive IPO allocations. One principal of Mainstream, as a limited partner in one of the pooled investment vehicles, currently receives a pro rata allocation of all trades, including IPOs.

Compensation. Mr. Jenkins is the largest equity owner of Mainstream. Mainstream compensates Mr. Jenkins and Mr. Craig pursuant to salaries established at the beginning of each calendar year by the equity members of Mainstream. Mr. Jenkins also receives his pro rata portion of the net income of Mainstream based upon his equity ownership in Mainstream. Mr. Craig receives bonuses based on company performance. All equity owners participate in Mainstream's retirement plan, which is open to all eligible employees and does not discriminate in favor of Mr. Jenkins.

Other Accounts Managed by Portfolio Managers -- The following table identifies, as of December 31, 2007, the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed by each Portfolio Manager, except Messrs. Bronzo, O'Connor and Stournaras, whose information is as of February 1, 2008.



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
------------------------------------------------------------------------------------------------------------------------
                                               Registered
                                          Investment Companies              Other Pooled
                                     (Other than the Series Listed)     Investment Vehicles         Other Accounts
Portfolio Manager                    -----------------------------------------------------------------------------------
     Series                             Number        Total Assets     Number    Total Assets    Number    Total Assets
------------------------------------------------------------------------------------------------------------------------
Fred Bair
   Series N                               6         $ 11.8 billion       3     $  3.7 billion       0    $    0
------------------------------------------------------------------------------------------------------------------------
John Boich(1)
   Series D                               1         $190.3 million       2     $ 23.0 million       1    $ 51.3 million
------------------------------------------------------------------------------------------------------------------------
Steve Bowser
   Series E                               4         $298.5 million       1     $  6.1 million       2    $  3.8 billion
   Series Z                               4         $401.0 million       1     $  6.1 million       2    $  3.8 billion
------------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo
   Series A                               3         $410.0 million       0     $    0              18    $291.5 million
   Series Y                               3         $661.6 million       0     $    0              18    $291.5 million
------------------------------------------------------------------------------------------------------------------------
Charles E. Craig
   Series Z                               1         $ 21.1 million       6     $350.3 million     197    $207.2 million
------------------------------------------------------------------------------------------------------------------------
Anna Dopkin
   Series N                               6         $  2.5 billion       3     $810.7 million      41    $ 15.5 billion
------------------------------------------------------------------------------------------------------------------------
Christina Fletcher
   Series C                               1         $ 92.3 million       0     $    0               0    $    0
------------------------------------------------------------------------------------------------------------------------
William H. Jenkins
   Series Z                               1         $ 21.1 million       6     $350.3 million     197    $207.2 million
------------------------------------------------------------------------------------------------------------------------
Scott F. Klimo(1)
   Series D                               1         $190.3 million       2     $ 23.0 million       1    $ 51.3 million
------------------------------------------------------------------------------------------------------------------------
Mark Lamb
   Series Z                               1         $ 14.9 million       0     $    0               0    $    0
------------------------------------------------------------------------------------------------------------------------
Ray Mills
   Series N                               8         $  5.6 billion       1     $ 32.9 million       1    $ 39.0 million
------------------------------------------------------------------------------------------------------------------------
Mark A. Mitchell(1)
   Series A                               3         $881.6 million       0     $    0               0    $    0
   Series B                               3         $727.9 million       0     $    0               0    $    0
------------------------------------------------------------------------------------------------------------------------
Edmund M. Notzon
   Series N                              24         $ 49.9 billion      57     $  5.5 billion      17    $  1.9 billion
------------------------------------------------------------------------------------------------------------------------
Joseph C. O'Connor
   Series J                               2         $181.4 million       0     $    0              22    $ 92.6 million
------------------------------------------------------------------------------------------------------------------------
Christopher L. Phalen
   Series E                               2         $264.1 million       1     $  6.1 million       1    $  1.3 billion
------------------------------------------------------------------------------------------------------------------------
I. Charles Rinaldi
   Series Q                               6         $ 4.35 billion       1     $ 15.7 million      46    $752.4 million
------------------------------------------------------------------------------------------------------------------------
James P. Schier(1)
   Series V                               1         $857.2 million       0     $    0               3    $ 20.3 million
------------------------------------------------------------------------------------------------------------------------
Dan Shackelford
   Series N                               7         $  9.0 billion       0     $    0               7    $955.2 million
------------------------------------------------------------------------------------------------------------------------
Peter Stournaras
   Series H                               1         $ 81.0 million       3     $472.0 million       8    $ 548. million
------------------------------------------------------------------------------------------------------------------------
David G. Toussaint
   Series P                               1         $ 56.3 million       0     $    0               1    $102.5 million
------------------------------------------------------------------------------------------------------------------------
D. Scott Tracy
   Series X                              10         $  1.3 billion       0     $    0               6    $146.6 million
------------------------------------------------------------------------------------------------------------------------
Mark Vaselkiv
   Series N                               8         $  6.5 billion      10     $  1.9 billion      14    $  2.1 billion
------------------------------------------------------------------------------------------------------------------------
David Whittall(1)
   Series D                               1         $190.3 million       2     $ 23.0 million       1    $ 51.3 million
------------------------------------------------------------------------------------------------------------------------

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                                       67

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                Registered
                                           Investment Companies            Other Pooled
                                     (Other than the Series Listed)     Investment Vehicles              Other Accounts
Portfolio Manager                    -----------------------------------------------------------------------------------
     Series                            Number        Total Assets     Number    Total Assets    Number    Total Assets
------------------------------------------------------------------------------------------------------------------------
William J. Wolfenden III
   Series X                               8         $ 568.0 million      0          $ 0            2     $ 61.1 million
------------------------------------------------------------------------------------------------------------------------

(1) The information does not yet include the assets of Series O in respect to Messrs. Mitchell and Schier or Series Z in respect to Messrs. Boich, Klimo, and Whittall since they will not commence management of the assets of Series O and Series Z (as applicable) until August 18, 2008.
--------------------------------------------------------------------------------

The following table identifies, as of December 31, 2007, the number of and total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance, except Messrs. Bronzo, O'Conner and Stournaras, whose information is as of February 1, 2008.

--------------------------------------------------------------------------------
                                       68

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                         Registered
                                    Investment Companies              Other Pooled
                               (Other than the Series Listed)      Investment Vehicles         Other Accounts
Portfolio Manager              ------------------------------------------------------------------------------------
    Series                     Number          Total Assets     Number    Total Assets     Number    Total Assets
-------------------------------------------------------------------------------------------------------------------
Fred Bair
   Series N                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
John Boich(1)
   Series D                       0           $    0              1      $  14.4 million     1      $ 51.3 million
-------------------------------------------------------------------------------------------------------------------
Steve Bowser
   Series E                       2           $ 34.4 million      0      $     0             0      $    0
   Series Z                       1           $ 14.9 million      0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo
   Series A                       0           $    0              0      $     0             0      $    0
   Series Y                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Charles E. Craig
   Series Z                       1           $ 21.1 million      6      $ 350.3 million     1      $ 10.8 million
-------------------------------------------------------------------------------------------------------------------
Anna Dopkin
   Series N                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Christina Fletcher
   Series C                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
William H. Jenkins
   Series Z                       1           $ 21.1 million      6      $ 350.3 million     1      $ 10.8 million
-------------------------------------------------------------------------------------------------------------------
Scott F. Klimo(1)
   Series D                       0           $    0              1      $  14.4 million     1      $ 51.3 million
-------------------------------------------------------------------------------------------------------------------
Mark Lamb
   Series Z                       1           $ 14.9 million      0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Ray Mills
   Series N                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Mark A. Mitchell(1)
   Series A                       0           $    0              0      $     0             0      $    0
   Series B                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Edmund M. Notzon
   Series N                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Joseph C. O'Connor
   Series J                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Christopher L. Phalen
   Series E                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
I. Charles Rinaldi
   Series Q                       1           $ 81.0 million      0      $     0             1      $ 77.0 million
-------------------------------------------------------------------------------------------------------------------
James P. Schier(1)
   Series V                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Dan Shackelford
   Series N                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Peter Stournaras
   Series H                       0           $    0              0      $     0             1      $ 63.0 million
-------------------------------------------------------------------------------------------------------------------
David G. Toussaint
   Series P                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
D. Scott Tracy
   Series X                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
Mark Vaselkiv
   Series N                       0           $    0              0      $     0             0      $    0
-------------------------------------------------------------------------------------------------------------------
David Whittall(1)
   Series D                       0           $    0              1      $  14.4 million     1      $ 51.3 million

--------------------------------------------------------------------------------
                                       69

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                         Registered
                                    Investment Companies              Other Pooled
                               (Other than the Series Listed)      Investment Vehicles         Other Accounts
Portfolio Manager              -----------------------------------------------------------------------------------
    Series                     Number          Total Assets     Number    Total Assets     Number    Total Assets
-------------------------------------------------------------------------------------------------------------------
William J. Wolfenden III
   Series X                       0                $ 0            0           $ 0            0            $ 0
-------------------------------------------------------------------------------------------------------------------

(1) The information does not yet include the assets of Series O in respect to Messrs. Mitchell and Schier or Series Z in respect to Messrs. Boich, Klimo, and Whittall since they will not commence management of the assets of Series O and Series Z (as applicable) until August 18, 2008.
--------------------------------------------------------------------------------


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                                       70

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Proxy Voting

The Board of Directors has delegated to the Investment Manager and each Sub-Adviser, with respect to the Series that receive investment advice from a Sub-Adviser, the final authority and responsibility for voting proxies with respect to each Series' underlying securities holdings.

The Investment Manager and SGI-- The Investment Manager and Security Global Investors, LLC ("SGI") (the Investment Manager and SGI are affiliates of each other) have adopted the same proxy voting policies and procedures to govern the voting of proxies.

The Investment Manager's and SGI's Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the Series and their shareholders.

The Investment Manager and SGI have adopted Proxy Voting Guidelines which they use in voting specific proposals. However, the vote entered on a Series' behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Series. In addition, the manner in which specific proposals are to be voted may differ based on the type of Series. For example, a specific proposal may be considered on a case-by-case basis for Series D (Global Series), while all other Series may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The Investment Manager and SGI have delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager or SGI, as applicable, of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager or SGI has indicated that a decision will be made on a case-by-case basis), and the Investment Manager or SGI, as applicable, then directs the Service Provider how to vote on that particular proposal.

The Investment Manager or SGI may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Series and is not a result of the conflict.

Pursuant to such procedures, the Investment Manager or SGI, as applicable, may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager or SGI cannot resolve a conflict of interest, it will seek guidance from the board of directors of the relevant Series.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Series' custodian bank. The Investment Manager or SGI, as applicable, may be unable to vote or may determine not to vote a proxy on behalf of one or more Series. For example, the Investment Manager and SGI will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the Series.

NTI -- Northern Trust Investments, N.A. ("NTI"), in its capacity as Investment Sub-Adviser, has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including Series H. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Series.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the "Proxy Guidelines") concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments;
(4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or

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increase authorized shares for existing plans. The Proxy Guidelines provide that
NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and (6) adopt certain social and environmental proposals. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company's state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Series. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Series. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Directors of the Fund; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Voting Guidelines by calling 1-800-595-9111.

T. Rowe Price -- T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For

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those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration. The T. Rowe Price Proxy Committee develops the firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company management and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, T. Rowe Price might refrain from voting if it or its agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors. T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also withholds votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation. T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While T. Rowe Price evaluates most plans on a case-by-case basis, it generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices, T. Rowe Price may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions. T. Rowe Price considers takeover offers, mergers, and other extraordinary

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                                       73

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corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that the Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues. T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. T. Rowe Price also opposes proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. T. Rowe Price generally supports proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. T. Rowe Price generally supports shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, T. Rowe Price typically opposes auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. T. Rowe Price believes that due to the client-focused nature of its investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, T. Rowe Price has adopted safeguards to ensure that its proxy voting is not influenced by interests other than those of its clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since the voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of its clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Wells Capital -- Pursuant to Rule 206(4)-6 under the Advisers Act, Wells Capital has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders. Wells Capital exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital supports sound corporate governance practices within companies in which they invest.

Wells Capital utilizes an independent third-party ("Third-Party"), currently Risk Metrics Group, for voting proxies and proxy voting analysis and research. The Third-Party votes proxies in accordance with the Wells Capital Proxy Guidelines established by the Proxy Committee. In addition, clients may elect to have Wells Capital vote proxies in accordance with guidelines established pursuant to platforms, e.g. Taft-Hartley, to meet their specific business requirements.

To fulfill its fiduciary duties with respect to proxy voting, Wells Capital has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

Wells Capital believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where Wells Capital is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as how to vote on such matter in accordance with the voting guidelines of the Third-

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                                       74

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Party. In addition, Wells Capital will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and Wells Capital or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

A complete copy of the Guidelines as well as Wells Capital's proxy voting policies will be provided to clients upon request by calling 1-800-736-2316 and are available on its website at www.wellscap.com.

RS Investments -- With respect to the Series for which it serves as Sub-Adviser, each of the RS Investments' advisory firms (each, an "Adviser") has adopted policies and procedures (the "Policies") that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion ("Proxies"). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers' clients.

The Advisers have adopted detailed proxy voting guidelines (the "Guidelines") that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser's voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an "Override") with respect to a particular shareholder vote when the Adviser believes the Override to be in a client's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by the Advisers' chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Institutional Shareholders Services ("ISS") to handle the administrative aspects of voting proxies for the accounts of their advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers' compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768. The Policies are subject to change at any time without notice.

Mainstream -- With respect to the portion of Series Z (Alpha Opportunity Series) that it sub-advises, Mainstream has retained Broadbridge Investor Communication Solutions, Inc. to provide proxy voting services to ensure that proxies are voted in the best interests of the Series' shareholders. Proxies are voted according to Glass, Lewis & Co. recommendations and guidelines in a manner that generally supports management while carefully limiting risk to investors. In the event a vote is needed on an issue that falls outside of recommended guidelines, the appropriate Mainstream portfolio manager would decide how to vote the proxy in the best interest of the Series. If conflicts of interest are discovered, Mainstream may, after careful consideration, refrain from voting the proxies.

Each Series will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. The first filing of Form N-PX will be made no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Series, upon request by calling 1-800-888-2461 and (2) on the SEC's website at www.sec.gov.

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Portfolio Turnover

Portfolio turnover is defined as the lesser of purchases or sales of portfolio securities divided by the average market value of portfolio securities owned during the year, determined monthly. Active trading of a Series' portfolio generally will generate a higher level of portfolio turnover and may increase transaction costs and negatively impact the Series' performance. Although portfolio securities generally will be purchased with a view to long-term potential, subsequent changes in the circumstances of a particular company or industry, or in general economic conditions, may indicate that sale of a portfolio security is desirable without regard to the length of time it has been held or to the tax consequences thereof. The annual portfolio turnover rates for Series A, B, D, E, H, J, N, O, P, Q, V, X, Y and Z for the fiscal years ended December 31, 2007, 2006, and 2005 are as follows.


--------------------------------------------------------------------------------
                                                        2007      2006      2005
--------------------------------------------------------------------------------
Series A                                                 14%       26%       37%
--------------------------------------------------------------------------------
Series B                                                 29%       20%       99%
--------------------------------------------------------------------------------
Series D*                                               115%       23%       33%
--------------------------------------------------------------------------------
Series E                                                 31%       64%       60%
--------------------------------------------------------------------------------
Series H                                                 89%      119%      106%
--------------------------------------------------------------------------------
Series J                                                 34%       29%       29%
--------------------------------------------------------------------------------
Series N                                                 75%       63%       67%
--------------------------------------------------------------------------------
Series O                                                 25%       18%       20%
--------------------------------------------------------------------------------
Series P                                                 50%       52%       64%
--------------------------------------------------------------------------------
Series Q                                                 42%       46%       37%
--------------------------------------------------------------------------------
Series V                                                 45%       42%       29%
--------------------------------------------------------------------------------
Series X                                                137%      149%      116%
--------------------------------------------------------------------------------
Series Y                                                 16%       40%       28%
--------------------------------------------------------------------------------
Series Z                                               1770%     1285%     1509%
--------------------------------------------------------------------------------
* Significant variation in the portfolio turnover of Series D (Global Series) between 2006 and 2007 is due to the re-alignment of the Series' portfolio following the appointment of a new investment Sub-Adviser in 2007.
--------------------------------------------------------------------------------


For this purpose the term "securities" does not include government securities or debt securities maturing within one year after acquisition. Since Series C's investment policies require a maturity shorter than 13 months, the portfolio turnover rate will generally be 0% although the portfolio will turn over many times during a year.

Determination of Net Asset Value

As discussed in the Prospectus for the Fund, the NAV per share of each Series is determined as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on each day that the NYSE is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase shares of a Series is received). The NYSE is open for trading Monday through Friday except when closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of each Series outstanding. In determining the NAV, securities listed or traded on a recognized securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price.

If market prices are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE events occur that materially affect the value of the security, the security may be valued at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Series' NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

The Series' short-term debt securities may be valued by the amortized cost method. As a result of using this method, during periods of declining interest rates, the yield on shares of the Series using this method (computed by dividing the annualized income of the Series by the NAV computed as described above) may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Series for instruments with remaining maturities of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in these Series would receive less investment income. The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the Board of Directors, the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith, the Board of Directors will take appropriate action, which would

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                                       76

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include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of certain Series of the Fund generally are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Trading on foreign exchanges and in foreign currencies may not take place on every day the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when the Fund's NAVs are not calculated. Therefore, the shares of a Series which invests in foreign securities may be significantly affected on days when investors have no access to the Series. The calculation of the NAV for Series that invest in foreign securities may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the NYSE will not be reflected in the computation of NAV. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors.

For purposes of determining the NAV per share of the Series, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

As discussed in the Fund's Prospectus and this Statement of Additional Information, the loans (including Senior Loans) in which a Series may invest are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, such loan is fair valued. In fair valuing, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit quality and cash flow of issuer; information as to any transactions in or offers for the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/ borrower, or comparable companies; coupon payments; quality, value and sale-ability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the Investment Manager's (or Sub-Adviser's) and/or the market's assessment of the borrower's management; prospects for the borrower's industry and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry; borrower's ability to access additional liquidity through public and/or private markets; and other relevant factors. The SBL Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by and valuations provided by, the pricing service for the Series.

Portfolio Transactions

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to the broker, the firm's general execution and operational capabilities and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided

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                                       77

--------------------------------------------------------------------------------

by the broker, that enable the registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the transaction charges (i.e. a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none or some of such information and services in providing investment advisory services to the mutual funds under its management, including the Fund.

Portfolio transactions, including options, futures contracts and options on futures transactions and the purchase or sale of underlying securities upon the exercise of options, for the Series may be executed through an affiliate of the Investment Manager or an affiliate of a Sub-Adviser to the extent and in the manner permitted by applicable law.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocated to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. The investment services or research information provided to the Investment Manager or Sub-Adviser may be provided by parties other than the broker effecting the portfolio transaction.

In addition, brokerage transactions may be placed with brokers who sell variable contracts offered by SBL or shares of the Series managed by the Investment Manager and who may or may not also provide investment information and research services.

SGI, which serves as investment Sub-Adviser to Series D (Global Series) and a portion of Series Z (Alpha Opportunity Series), may enter into agreements with certain brokers, called "Commission Sharing Agreements," pursuant to which SGI may place trades on behalf of its clients, including Series D and Series Z, with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades' execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of SGI and its clients, including Series D and Series Z.

The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not obtain investment information or research services in connection with such principal transactions. The Investment Manager and relevant Sub-Adviser, however, may obtain investment information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and relevant Sub-Adviser may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain NASD rules.

Securities held by the Series may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, SBL may also hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, the Investment Manager or relevant Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts.

Subject to the Investment Manager's or relevant Sub-Adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager or relevant Sub-Adviser not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis.

While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Series' transaction, it is believed that the procedure generally contributes to better overall

--------------------------------------------------------------------------------
                                       78

--------------------------------------------------------------------------------

execution of the Series' portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager or relevant Sub-Adviser may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager or relevant Sub-Adviser in an IPO.

The following table sets forth the brokerage fees paid by the Fund during the last three fiscal years and certain other information:

-------------------------------------------------------------------------------------------------
                                                   Transactions Directed to and Commissions Paid
                                 Brokerage         to Broker-Dealers who also Performed Services
                            Commissions Paid to    ----------------------------------------------
        Total Brokerage   Security Distributors,                               Brokerage
Year   Commissions Paid    Inc., the Underwriter           Transactions       Commissions
-------------------------------------------------------------------------------------------------
2007   $      4,671,984            $ 0                    $ 820,388,094       $ 1,028,108
-------------------------------------------------------------------------------------------------
2006          4,301,530              0                      506,550,345           805,116
-------------------------------------------------------------------------------------------------
2005          4,776,239              0                      455,967,666           790,492
-------------------------------------------------------------------------------------------------

OppenheimerFunds, Inc. (OFI) cannot provide a principal amount on soft dollar trades due to their trade allocation policies. Third-party research credits are allocated on a quarterly basis from the pool of total eligible commissions generated. OFI believes that separating the research designation from the execution of a particular trade provides for better trading administration and reduces the appearance and potential for a conflict of interest at the point of execution. Beginning August 1, 2007, SGI began acting as Sub-Adviser to 50% of the assets of Series D. Effective May 1, 2008, OFI will no longer provide investment advisory services to Series D, and SGI will act as Sub-Adviser to 100% of the assets of Series D.
--------------------------------------------------------------------------------

Distributions and Federal Income Tax Considerations


The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the application of the diversification rules under sections 851(b) and 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, the United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, net income derived from an interest in a qualified publicly traded partnership or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets or 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or one or more qualified publicly traded partnerships. The Treasury Department ("Treasury") is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and

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                                       79

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futures with respect to securities). To date, no such regulations have been issued.


A Series qualifying as a regulated investment company and that distributes at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year generally will not be subject to U.S. federal income tax on its income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a Series attributable to an investment in a Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.


If a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Sections 851(b) and 817(h) diversification requirements. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code 817(h) diversification requirements.


Code Section 817(h) Diversification -- To comply with regulations under Section 817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year (or within 30 days after such quarter), no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

Section 817(h) of the Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied (as discussed above) and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies.

In the event that a Series fails to meet the requirements of the diversification regulations, any variable contract based on that Series would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on a Series if amounts received under such contract, or

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                                       80

--------------------------------------------------------------------------------

earnings thereon, are allocated to such Series. If a variable contract is no longer treated as a life insurance or annuity contract, the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification regulations is shown to be inadvertent, Security Benefit Life Insurance Company (or its affiliated life insurance company) as the insurance company that issued the variable contract, may be permitted to bring the Series into compliance with those rules. In such case, the diversification regulations contemplate the payment of "toll charge" based on the tax that owners of the variable contracts that are based on the "failed" Series would have paid on the income on the contract during the period when the account failed to meet the diversification regulation. Accordingly, compliance with the diversification regulations, as they may be modified from time to time, is important, and will be carefully monitored by each Series. Compliance with the diversification regulations may have the effect of reducing the return of a Series, as the investments and strategies utilized by a portfolio may be different from what the Series' adviser might otherwise believe to be desirable.

In connection with the issuance of the diversification regulations, the Treasury announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner's control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner's gross income. Thus far, the Treasury has issued several pronouncements. These pronouncements, plus any future rules and regulations proscribing investment control, may adversely affect the ability of certain Series of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.

Ownership and Management

As of March 31, 2008, Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (which are affiliates of the Investment Manager) might be deemed to control the Fund by virtue of the percentage of the Fund they collectively own as depositor of the separate accounts investing in the Fund.

Capital Stock and Voting

The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. Its shares are currently issued in the following Series: Series A, Series B, Series C, Series D, Series E, Series H, Series J, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y and Series Z. The shares of each Series represent pro rata beneficial interest in that Series' assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and nonassessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each Series are entitled to receive dividends as declared for that Series by the Board of Directors of the Fund.

The shares of each Series have cumulative voting rights for the election of directors. Within each respective Series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

Custodians, Transfer Agent and Dividend-Paying Agent

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of Series D, N, P, Q and Z, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission and that portion of the assets of Series Z managed by the Investment Manager.

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Series A, B, C, E, H, J, O, P, V, X and Y.

The Investment Manager acts as the Fund's transfer and dividend-paying agent.

--------------------------------------------------------------------------------
                                       81

--------------------------------------------------------------------------------


Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, has been approved by the Fund's stockholders to serve as the Fund's independent registered public accounting firm, and as such, the firm will perform the annual audit of the Fund's financial statements.

Financial Statements

The audited financial statements of the Fund for the fiscal year ended December 31, 2007, which are contained in the December 31, 2007 Annual Report of the Fund and the June 30, 2008 Semi-Annual Report, are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are provided without charge to every person requesting a copy of the Statement of Additional Information.

--------------------------------------------------------------------------------
                                       82

                                   APPENDIX A
--------------------------------------------------------------------------------

Description of Short-Term Instruments

The types of instruments that will form the major part of Series C's (Money Market Series) investments are described below:

U.S. Government Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers' Acceptances -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Description of Commercial Paper Ratings

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. --

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to

--------------------------------------------------------------------------------
                                       83

--------------------------------------------------------------------------------

change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation --

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


--------------------------------------------------------------------------------
                                       84

                                    SBL FUND
                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 23. Exhibits

(a)  Articles of Incorporation(5)

(b)  Corporate Bylaws of Registrant(10)

(c)  Not applicable

(d)  (1)  Investment Advisory Contract

(2)  Sub-Advisory Contract - Security Global Investors (Series D and Series
     Z)(8)

(3)  Sub-Advisory Contract - T. Rowe Price (Series N)(1)

(4)  Sub-Advisory Contract - RS Investments (Series X)(4)

(5)  Sub-Advisory Contract - Mainstream (Series Z)

(6)  Sub-Advisory Contract - Northern Trust Investments, N.A. (Series H)(2)

(7)  Sub-Advisory Contract - Wells Capital Management (Series Q)(3)

(e)  Distribution Agreement(1)

(f)  Not applicable

(g)  (1)  Custodian Agreement - UMB Bank, n.a.(8)

     (2)  Custodian Agreement - State Street Bank(6)

(h)  (1)  Expense Limitation/Fee Waiver Agreement

(2)  Fund Accounting and Administration Agreement(3)

(3)  Transfer Agency Agreement(5)

(i)  Legal Opinion

(j)  Consent of Independent Registered Public Accounting Firm

(k)  Not applicable

(l)  Not applicable

(m)  Not applicable

(n)  Not applicable

(o)  Reserved

(p)  Code of Ethics

     (1) Security Funds, Security Investors, LLC, Security Global Investors, LLC and Security Distributors, Inc.(9)

     (2)  Sub-Adviser Code of Ethics - Wells Capital Management(5)

     (3)  Sub-Adviser Code of Ethics - T. Rowe(10)

     (4)  Sub-Adviser Code of Ethics - RS Investments(6)

     (5)  Sub-Adviser Code of Ethics - Mainstream(4)

     (6)  Sub-Adviser Code of Ethics - Northern Trust Investments, N.A.(5)

     (q)  Powers of Attorney(7)

(1) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-59353 (filed February 14, 2003).

(2) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-59353 (filed April 29, 2003).

(3) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-59353 (filed April 28, 2006).

(4) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 103 to Registration Statement No. 2-19458 (filed January 30, 2007).

(5) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-59353 (filed April 27, 2007).

(6) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 108 to Registration Statement 2-19458 (filed July 16, 2008).

(7) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 104 to Registration Statement 2-19458 (filed November 30, 2007).

(8) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 106 to Registration Statement 2-19458 (filed April 25, 2008).

(9) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 87 to Registration Statement 2-38414 (filed February 28, 2008).

(10) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-59353 (filed April 30, 2008).

(11) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 94 to Registration Statement 2-19458 (filed January 14, 2003).

Item 24. Persons Controlled by or Under Common Control with Registrant

To the knowledge of the Registrant, neither the Registrant nor any series thereof control other persons, and no other person is under common control with the Registrant or its series.

Item 25. Indemnification

A policy of insurance covering Security Investors, LLC, its affiliate, Security Distributors, Inc., and all of the registered investment companies advised by Security Investors, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

     No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

     In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

     "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

     A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

     B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connections of Investment Adviser

The Investment Adviser, Security Investors, LLC ("SI"), is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Information as to the managing director and officers of SI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth in Part B of this Registration Statement.

Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are incorporated by reference to the following EDGAR filings.

        SUB-ADVISER                        EDGAR FILING
        RS Investments                     The 485(a) filing of RS Investment
                                           Trust dated November 1, 2006, file
                                           number 811-05159.

        T. Rowe Price                      The 485(b) filing of T. Rowe Price
                                           Summit Funds, Inc. dated February 27,
                                           2008, file number 811-07093.

        Wells Capital Management           The 485(b) filing of Wells Fargo Fund
                                           Trust dated March 30, 2006, file
                                           number 811-09253.

Mainstream Investment Advisers, LLC ("Mainstream") is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its service as sub-adviser to a portion of the total assets of Series Z, Mainstream provides investment management services to individual accounts and pooled investment vehicles.

During the past two fiscal years, none of Mainstream's members, directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature, except as noted below.

Name of Member/Director/Officer                           Other Business, Profession, Vocation
                                                          or Employment of Substantial Nature
                                                          Within Last Two Fiscal Years
William R. Gernert                                        President and Chief Executive Officer
Member                                                    Aegon Institutional Markets, Inc.
                                                          400 W. Market Street
                                                          Louisville, Kentucky 40202

Martin N. McClelland                                      President and Chief Investment Officer
Member/Managing Director                                  Regent Group
                                                          101 S. Fifth Street, Suite 3830
                                                          Louisville, Kentucky 40202
                                                          (Regent joined with Mainstream June 2006)

Steven T. Naiser                                          Vice President/Portfolio Manager
Director and Portfolio Manager                            Regent Group
                                                          101 S. Fifth Street, Suite 3830
                                                          Louisville, Kentucky 40202
                                                          (Regent joined with Mainstream June 2006)

Sam C. Ellington                                          Principal/Director of Equity Strategies
Portfolio Manager                                         The Glenview Trust Company
                                                          4969 U.S. Highway 42
                                                          Louisville, Kentucky 40222
                                                          (2005 through September 2006)

Steven G. Mullins                                         Manager of Client Service/Marketing
Director of Client Service and Marketing                  INVESCO
                                                          400 W. Market Street
                                                          Louisville, Kentucky 40202
                                                          (2001 through February 2006)

Northern Trust Investments, N.A. ("NTI," formerly known and conducting business as Northern Trust Investments, Inc.) is a subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank. TNTC is a subsidiary of Northern Trust Corporation ("NTC"), a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below.

------------------------------------------------------------------------------------------------------------
Name and Position with                      Name of Other Company                   Position with Other
Investment Adviser (NTI)                                                            Company
------------------------------------------------------------------------------------------------------------
Beckman, Carl P.                            The Northern Trust Company              Senior Vice President
Treasurer and Senior Vice President

Carberry, Craig R.                          The Northern Trust Company              Senior Attorney
Secretary

Dudley, Jr., Orie Leslie                    The Northern Trust Company              Executive Vice President
Director, Executive                         and Northern Trust Corporation          and Chief Investment Officer
Vice President and
Chief Investment Officer

Gingras, Donna                              Northern Trust Securities, Inc.         Senior Vice President
Vice President & Controller

Gossett, Mark C.                            The Northern Trust Company              Senior Vice President
Director, Chief Operating Officer and
Senior Vice President

Logan, Lyle                                 The Northern Trust Company              Executive Vice President
Executive Vice President & Director

Mancusi, Stella                             The Northern Trust Company              Vice President
Assistant Treasurer &
   Second Vice President

Meservey, Marilyn J.                        The Northern Trust Company              Vice President
Assistant Treasurer & Vice President

Robertson, Alan W.                          The Northern Trust Company              Senior Vice President
Director

St. Clair, Joyce                            The Northern Trust Company              Executive Vice President
Director

Vardas, Michael A.                          The Northern Trust Company              Senior Vice President
Director

Waddell, Frederick H.                       The Northern Trust Company              Executive Vice President
Director, President, CEO

Wennlund, Lloyd A.                          The Northern Trust Company              Executive Vice President
Director and Executive
Vice President

Security Global Investors, LLC ("SGI") is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its service as sub-adviser to Series D and a portion of the total assets of Series Z, SGI provides investment management services to separately managed accounts and pooled investment vehicles.

During the past two fiscal years, none of SGI's members, directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature, except as noted below.

Name of Member/Director/Officer                      Other Business, Profession, Vocation or Employment
                                                     of Substantial Nature Within Last Two Fiscal Years
Richard M. Goldman                                   President, Security Investors, LLC; Senior Vice President,
President                                            Security Benefit Corporation; Director, Security
                                                     Distributors, Inc.; Director, First Security Benefit Life
                                                     Insurance and Annuity Company of New York
                                                     Six Landmark Square
                                                     Stamford, CT 06901;

                                                     Managing Member
                                                     RM Goldman Partners, LLC
                                                     26 Shore Acre Drive
                                                     Old Greenwich, CT 06870
                                                     (February 2006-February 2007);

                                                     President and Chief Executive Officer
                                                     Forstmann Leff
                                                     590 Madison Avenue
                                                     New York, NY 10022
                                                     (August 2003-November 2005)

Amy J. Lee                                           Secretary and Chief Compliance Officer, Security
Secretary                                            Distributors, Inc.; Vice President, Associate General Counsel
                                                     and Assistant Secretary, Security Benefit Life Insurance
                                                     Company; Director, Brecek & Young Advisors, Inc.
                                                     One Security Benefit Place
                                                     Topeka, KS 66636

Thomas R. Kaehr                                      Vice President and Controller
Treasurer                                            Security Benefit Life Insurance Company
                                                     One Security Benefit Place
                                                     Topeka, KS 66636

Name of Member/Director/Officer                      Other Business, Profession, Vocation or Employment
                                                     of Substantial Nature Within Last Two Fiscal Years
Brenda M. Harwood                                    Assistant Vice President, Security Benefit Life Insurance
Chief Compliance Officer                             Company; Vice President, Assistant Treasurer, and Director,
                                                     Security Distributors, Inc.
                                                     One Security Benefit Place
                                                     Topeka, KS 66636

John D. Boich                                        Chief Investment Officer
Vice President and Head of Global Equity             Avera Global Partners, LP
                                                     801 Montgomery Street, 2nd Fl,
                                                     San Francisco, CA 94133
                                                     (August 2001 to June 2007)

Kevin Lammert                                        Chief Financial Officer
Vice President                                       Avera Global Partners, LP
                                                     801 Montgomery Street, 2nd Fl,
                                                     San Francisco, CA 94133
                                                     (October 2002 to June 2007)

Item 27. Principal Underwriters

(a)(1) Security Distributors, Inc. ("SDI"), an affiliate of Security Benefit Life Insurance Company, acts as principal underwriter for:

           SBL Variable Annuity Account I
           SBL Variable Annuity Account III
           SBL Variable Annuity Account IV
           Security Varilife Separate Account (Security Elite Benefit)
           Security Varilife Separate Account (Security Varilife)
           SBL Variable Life Insurance Account (Varilife)
           Variable Annuity Account IX
           Account XVI
           Parkstone Advantage Variable Annuity
           Variflex Separate Account (Variflex)
           Variflex Separate Account (Variflex ES)
           Variable Annuity Account VIII (Variflex Extra Credit)
           Variable Annuity Account VIII (Variflex LS)
           Variable Annuity Account VIII (Variflex Signature)
           Variable Annuity Account XI (Scarborough Advantage Variable Annuity) SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity) SBL Variable Annuity Account XIV (AEA Variable Annuity)
           SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity) SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
           SBL Variable Annuity Account XIV (NEA Valuebuilder)
           SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income
              Director Variable Annuity)
           SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity) SBL Variable Annuity Account XIV (Security Benefit Advisor Variable
              Annuity)

           SBL Variable Annuity Account XVII (Classic Strategies Variable
              Annuity)
           SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2) SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

           Variable Annuity Account A (AdvisorDesigns Variable Annuity) Variable Annuity Account A (EliteDesigns Variable Annuity) Variable Annuity Account B (SecureDesigns Variable Annuity) Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3)     SDI acts as principal underwriter for the following funds:

           Security Equity Fund
           Security Income Fund
           Security Large Cap Value Fund
           Security Mid Cap Growth Fund
           SBL Fund
           Security Financial Resources Collective Investments, LLC

(a)(4) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

           Nationwide Multi Flex Variable Account
              Nationwide Variable Account 9

(b)                (1)                           (2)                                    (3)
           Name and Principal           Position and Offices                   Position and Offices
           Business Address*              with Underwriter                        with Registrant
           Mark J. Carr                 President and Director                 None

           James R. Schmank             Vice President and Director            None

           Amy J. Lee                   Chief Compliance Officer               Vice President and Secretary
                                        and Secretary

           Brenda M. Harwood            Vice President, Assistant Treasurer    Treasurer and Chief
                                        and Director                           Compliance Officer

           Richard M. Goldman           Director                               President, Chairman, Director

           Dale W. Martin, Jr.          Director                               None

           Thomas R. Kaehr              Treasurer                              None

           Christopher D. Swickard      Assistant Secretary                    Assistant Secretary

           Carmen R. Hill               Assistant Vice President               None

           * For all persons listed, other than Mr. Goldman, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001. Mr. Goldman's principal business address is Six Landmark Square, Stamford, Connecticut 06901.

(c)  Not applicable.

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001; Security Global Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001 and 801 Montgomery St., 2nd Floor, San Francisco, California 94133; Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Meridian Investment Management Corporation, 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105; Oppenheimer Management Corporation, 498 Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; Northern Trust Investments, N.A., 50 La Salle Street, Chicago, Illinois 60603; RS Investment Management, L.P., 388 Market Street, San Francisco, California, 94111, Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida, 33394, and The Dreyfus Corporation, 200 Park Avenue, New York, New York, 10166. Records relating to the duties of the Registrant's custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, Banc of America Securities, LLC, 9 West 57th Street, New York, New York 10019 and State Street Bank & Trust Company, 225 Franklin, Boston, Massachusetts 02110.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 55 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 15th day of August 2008.

                                                   SBL FUND
                                                   (the Registrant)

                                                   By: RICHARD M. GOLDMAN
                                                   -----------------------------
                                                   Richard M. Goldman, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 15th day of August 2008.

Jerry B. Farley                       SBL FUND
Director

Donald A. Chubb, Jr.              By:            BRENDA M. HARWOOD
Director                              ----------------------------------------
                                      Brenda M. Harwood, as Attorney-In-Fact
Penny A. Lumpkin                      for the Officers and Directors Whose
Director                              Names Appear Opposite

Harry W. Craig, Jr.
Director                          By:            BRENDA M. HARWOOD
                                      ----------------------------------------
Maynard Oliverius                     Brenda M. Harwood, Treasurer (principal
Director                              financial officer and principal
                                      accounting officer)

                                  By:            RICHARD M. GOLDMAN
                                      ----------------------------------------
                                      Richard M. Goldman, President, Director
                                      and Chairman of the Board

                                    SBL FUND

                                  Exhibit Index


Exhibit No.

(d)  (1) Investment Advisory Contract

(d)  (5) Sub-Advisory Contract-Mainstream (Series Z)

(h)  (1) Expense Limitation/Fee Waiver Agreement

(i)      Legal Opinion

(j)      Consent of Independent Registered Public Accounting Firm